Registration No. 333-____
===============================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

/_/ Pre-Effective Amendment No.     /_/ Post-Effective Amendment No. __

                        (Check appropriate box or boxes)

                         THE DREYFUS/LAUREL FUNDS TRUST

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               (Exact Name of Registrant as Specified in Charter)

                                 (212) 922-6000

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                        (Area Code and Telephone Number)


                           c/o The Dreyfus Corporation
                    200 Park Avenue, New York, New York 10166

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                (Address of Principal Executive Offices: Number,
                         Street, City, State, Zip Code)

                     (Name and Address of Agent for Service)

                              Mark N. Jacobs, Esq.
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

                                    copy to:

                             Thomas M. Leahey, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                           Washington, D.C. 20036-1800

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

     It is proposed that this filing will become effective on July 20, 2000 pursuant to Rule 488.

     An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

                         THE DREYFUS/LAUREL FUNDS TRUST
                                    Form N-14
                              Cross Reference Sheet
            Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14                                                          PROSPECTUS / PROXY
ITEM NO.                                                            STATEMENT CAPTION

PART A

Item 1.     Beginning of Registration Statement and Outside          Cover Page
            Front Cover Page of Prospectus

Item 2.     Beginning and Outside Back Cover Page of                 Cover Page
            Prospectus

Item 3.     Synopsis Information and Risk Factors                    Summary

Item 4.     Information About the Transaction                        Letter to Shareholders; Summary; Reasons
                                                                     for the Exchange; Information About the
                                                                     Exchange

Item 5.     Information About the Registrant                         Letter to Shareholders; Summary; Reasons
                                                                     for the Exchange; Information About the
                                                                     Exchange; Additional Information About the
                                                                     Acquiring Fund and Fund

Item 6.     Information About the Company Being Acquired             Letter to Shareholders; Reasons for the
                                                                     Exchange; Information About the Exchange;
                                                                     Additional Information About the Acquiring
                                                                     Fund and Fund

Item 7.     Voting Information                                       Letter to Shareholders; Cover Page; Voting
                                                                     Information

Item 8.     Interest of Certain Persons and Experts                  Not Applicable

Item 9.     Additional Information Required for Reoffering by        Not Applicable
            Persons Deemed to be Underwriters


                                                                   STATEMENT OF ADDITIONAL
  PART B                                                             INFORMATION CAPTION

Item 10.    Cover Page                                               Cover Page

Item 11.    Table of Contents                                        Not Applicable

Item 12.    Additional Information About the Registrant              Statement of Additional Information of
                                                                     Dreyfus Premier Limited Term High Income
                                                                     Fund dated May 1, 2000(1)

Item 13.    Additional Information About the Company Being           Statement of Additional Information of
            Acquired                                                 Dreyfus Debt and Equity Funds dated March
                                                                     1, 2000(2)

Item 14.    Financial Statements                                     Annual Report of Dreyfus Premier Limited
                                                                     Term High Income Fund dated December 31,
                                                                     1999; Annual Report and Semi-Annual Report
                                                                     of Dreyfus Short Term High Yield Fund dated
                                                                     October 31, 1999 and April 30, 2000,
                                                                     respectively.


      PART C

Item 15.    Indemnification

Item 16.    Exhibits

Item 17.    Undertakings

-----------------------

(1) Incorporated herein by reference to the Registration Statement of the Registrant on Form N-1A (File No. 33-43846).

(2) Incorporated herein by reference to the Registration Statement of Dreyfus Debt and Equity Funds on Form N-1A (File No. 33-7172).

                       DREYFUS SHORT TERM HIGH YIELD FUND
                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166


Dear Shareholder:

          As a shareholder of Dreyfus Short Term High Yield Fund (the "Fund), a series of Dreyfus Debt and Equity Funds (the "Trust"), you are entitled to vote on the proposal described below and in the enclosed materials.

          Management of the Trust has determined that it would be in the best interest of the Fund and its shareholders if the Fund were to exchange its assets (subject to liabilities) for shares of a larger fund advised by The Dreyfus Corporation that has the same investment objective and substantially similar management policies as the Fund. A larger fund should enhance the ability of the portfolio managers to select a larger number of portfolio securities on more favorable terms and thereby diversify investments through a larger number of portfolio issues. It is proposed that this exchange take place with Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund"), a series of The Dreyfus/Laurel Funds Trust.

          The proposal provides that the Fund exchange all of its assets, subject to liabilities, for Class A shares of the Acquiring Fund (the "Exchange"). Promptly thereafter, the Fund will distribute pro rata the Acquiring Fund shares received in the Exchange to its shareholders in complete liquidation of the Fund. Thus, each shareholder will receive for his or her Fund shares a number of corresponding Class A shares of the Acquiring Fund equal to the value of the Fund shares as of the date of the Exchange. No sales charge will be imposed at the time of the Exchange, nor will you be subject to a sales charge on any additional investments you make in Class A shares of the Acquiring Fund. The Exchange will not result in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange.

          Further information about the transaction is contained in the enclosed materials, which you should review carefully.

          Please take the time to consider the enclosed materials and then vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

          THE TRUST'S BOARD MEMBERS UNANIMOUSLY RECOMMEND THAT THE FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSED TRANSACTION.

          If you have any questions after considering the enclosed materials, please call 1-800-645-6561.

                                       Sincerely,


                                       Stephen E. Canter,
                                       President

July __, 2000

Preliminary Copy

                       DREYFUS SHORT TERM HIGH YIELD FUND

                           --------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ---------------------------

To the Shareholders:

          A Special Meeting of Shareholders of Dreyfus Short Term High Yield Fund (the "Fund"), a series of Dreyfus Debt and Equity Funds (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, on Friday, September 8, 2000, at 10:00 a.m., for the following purposes:

          1. To consider an Agreement and Plan of Reorganization providing for the transfer of all of the assets, subject to liabilities, of the Fund to Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund") in exchange for the Acquiring Fund's Class A shares and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Exchange"). Class A shares of the Acquiring Fund received in the Exchange will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will be terminated as a series of the Trust; and

          2. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on July 21, 2000, will be entitled to receive notice of and to vote at the meeting.

                                     By Order of the Board of Trustees



                                     John B. Hammalian,
                                     Secretary

New York, New York
July __, 2000


================================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY

          A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT ITS SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.
================================================================================

______________, 2000



                          ACQUISITION OF THE ASSETS OF

                       DREYFUS SHORT TERM HIGH YIELD FUND

                    BY AND IN EXCHANGE FOR CLASS A SHARES OF

                  DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND

                           PROSPECTUS/PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON FRIDAY, SEPTEMBER 8, 2000


          This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Debt and Equity Funds (the "Trust") on behalf of its series Dreyfus Short Term High Yield Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Friday, September 8, 2000, at 10:00 a.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on July 21, 2000, are entitled to receive notice of and to vote at the Meeting.

          It is proposed that the Fund transfer all of its assets, subject to liabilities, to Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund") in exchange for Class A shares of the Acquiring Fund, all as more fully described herein (the "Exchange"). Upon consummation of the Exchange, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of Acquiring Fund shares (or fractions thereof) for Fund shares held prior to the Exchange. Thus, it is contemplated that each shareholder will receive for his or her Fund shares a number of Class A shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange.

          This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

          A Statement of Additional Information ("SAI") dated _______, 2000, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a Web site (HTTP://WWW.SEC.GOV) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and Fund. A copy of the SAI is available without charge by calling 1-800-645-6561 or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


--------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

          The Fund and the Acquiring Fund are open-end, management investment companies advised by The Dreyfus Corporation ("Dreyfus"). They also have the same primary portfolio manager and investment objective and substantially similar management policies. The Acquiring Fund is a separate series of The Dreyfus/Laurel Funds Trust. The substantive differences between the Fund and the Acquiring Fund are set forth herein.

          The Acquiring Fund's Prospectus dated May 1, 2000, and the Acquiring Fund's Annual Report for the fiscal year ended December 31, 1999, including its audited financial statements for the fiscal year, each accompany this Prospectus/Proxy Statement. Such Prospectus and financial statements are incorporated herein by reference. FOR A FREE COPY OF THE FUND'S PROSPECTUS DATED MARCH 1, 2000, THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999, AND THE FUND'S SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 2000, WRITE TO THE FUND AT ITS OFFICES LOCATED AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561.

          Shareholders are entitled to one vote for each share of beneficial interest of the Fund, par value $.001 per share, held and fractional votes for each fractional Fund share held. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. As of ______________, 2000, there were ____ Fund shares issued and outstanding.

          Proxy materials will be mailed to shareholders of record on or about July 28, 2000.

                                TABLE OF CONTENTS

Summary

Reasons for the Exchange...................................................

Information about the Exchange.............................................

Additional Information about the Acquiring Fund and Fund...................

Voting Information.........................................................

Financial Statements and Experts...........................................

Other Matters..............................................................

Notice to Banks, Broker/Dealers and Voting Trustees and Their Nominees.....

Exhibit A..................................................................

     APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE FUND TO THE ACQUIRING FUND

                                     SUMMARY

          This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund Prospectus, the Fund Prospectus and the form of Agreement and Plan of Reorganization attached to this Prospectus/Proxy Statement as Exhibit A.

          PROPOSED TRANSACTION. The Trust's Board, including the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved an Agreement and Plan of Reorganization (the "Plan"). The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Exchange the Fund assign, transfer and convey to the Acquiring Fund all of the assets (subject to liabilities) of the Fund, including all securities and cash, in exchange for Class A shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each Fund shareholder will receive a pro rata distribution of Class A shares (or fractions thereof) of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Exchange. Thereafter, the Fund will be terminated as a series of the Trust.

          As a result of the Exchange, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Exchange.

          The Trust's Board has concluded unanimously that the Exchange would be in the best interests of shareholders of the Fund and the interests of existing shareholders of the Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchanges."

          TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for Federal income tax purposes, (a) no gain or loss will be recognized by the Fund's shareholders as a result of the Exchange, (b) the holding period and aggregate tax basis of Acquiring Fund shares received by a Fund shareholder will be the same as the holding period and aggregate tax basis of the shareholder's Fund shares, and (c) the holding period and tax basis of the Fund's assets transferred to the Acquiring Fund as a result of the Exchange will be the same as the holding period and tax basis of such assets held by the Fund immediately prior to the Exchange. See "Information about the Exchanges--Federal Income
Tax Consequences."

          COMPARISON OF THE FUND AND ACQUIRING FUND. The following discussion is primarily a summary of certain parts of the Fund Prospectus and the Acquiring Fund Prospectus. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in the Fund Prospectus and Acquiring Fund Prospectus, which are incorporated herein by reference.

          GOAL/APPROACH. The Fund and the Acquiring Fund have the same investment goals. Each seeks high current income. To pursue their respective goals, the Fund and the Acquiring Fund each normally invests at least 65% of its net assets in "high yield" bonds ("junk" bonds). High yield bonds are fixed-income securities rated at the time of purchase below BBB or Baa by credit rating agencies such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc., or the unrated equivalent as determined by Dreyfus. Because their issuers may be at an early stage of development or may have been unable to repay past debts, these bonds typically must offer higher yields than investment grade bonds to compensate investors for greater credit risk. The respective portfolios of the Fund and the Acquiring Fund may include various types of high yield fixed-income securities, including corporate bonds and notes, mortgage-related securities, asset-backed securities, zero coupon securities, convertible securities, preferred stock and other debt instruments of U.S. and foreign issuers.

          In choosing securities for the Fund and Acquiring Fund, the portfolio manager seeks to capture the higher yields offered by junk bonds. The investment process is based on fundamental credit research, at times focusing on companies that are currently out-of-favor. Each of the Fund and Acquiring Fund looks at a variety of factors when assessing a potential investment, including the company's financial strength, the state of the industry or sector it belongs to, the long-term fundamentals of that industry or sector, the company's management, and whether there is sufficient equity value in the company. Under certain circumstances, the Fund and Acquiring Fund also may invest in investment grade bonds.

          The Fund and Acquiring Fund each attempt to manage credit risk and the volatility caused by interest rate movements by limiting average effective portfolio maturity and duration. The Fund maintains an average effective portfolio maturity and duration of 3 years or less, whereas the Acquiring Fund maintains an average effective portfolio maturity of 4 years or less and an average effective portfolio duration of 3.5 years or less. In calculating average effective maturity, each fund may treat a security that can be repurchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or mutual fund portfolio may be to changes in interest rates. Generally, the longer a fund's duration, the more it will react to interest rate fluctuations.

          There are some differences in the policies that the Fund and the Acquiring Fund have regarding the use of derivative instruments, and in effecting transactions with borrowed money (which is a form of leveraging). For example, the Acquiring Fund's policy is to use futures and options only to hedge its portfolio. The Fund's policy is to use them to hedge its portfolio or to increase returns. Also, the Acquiring Fund will borrow money only for certain purposes, such as temporary or emergency purposes, in anticipation of share redemptions, or to facilitate portfolio securities trades. The Fund may borrow for any purpose, including for investment purposes.

          In all other material respects, the management policies of the Fund and the Acquiring Fund are the same. For a more complete discussion of the Fund's or Acquiring Fund's management policies, see "Goal/Approach" in the Fund Prospectus or the Acquiring Fund Prospectus, respectively.

          The Fund and Acquiring Fund are separate diversified portfolios of the Trust and The Dreyfus/Laurel Funds Trust, respectively, which are unincorporated business trusts organized under the laws of The Commonwealth of Massachusetts.

          MAIN RISKS. The risks associated with an investment in the Fund and Acquiring Fund are substantially similar and include interest rate, credit, market, liquidity, and call risks. As a result, the value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, which means that you could lose money.

          High yield bonds involve greater credit risk than investment grade bonds. They tend to be more volatile in price and less liquid and are considered speculative. As with stocks, the prices of high yield bonds can fall in response to bad news about the issuer, the issuer's industry or the economy in general. The Acquiring Fund's or Fund's share price also could be hurt if it holds bonds of issuers that default on payments of principal or interest, or if there is a decline in the credit quality of a bond it holds, or the perception of a decline.

          Other risk factors could have an adverse effect on the Acquiring Fund's or Fund's performance:

          o if the high yield market becomes "illiquid," typically when there are many more sellers than buyers for the securities, the value of such securities, and the fund's share price, may fall dramatically;

          o under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the fund's "callable" issues are subject to increased fluctuation because they can be expected to perform more like longer term securities than shorter term securities;

          o price and yield of any foreign debt security the fund may own may be affected by factors such as political/economic instability, changes in currency exchange rates and less liquid markets.

          o prices of the fund's mortgage-related securities may be impacted if the loans underlying the securities are prepaid, and the value of the fund's stripped mortgage-backed securities may move in the same direction as interest rates.

          Under adverse market conditions, the Fund or Acquiring Fund could invest some or all of its assets in money market instruments. Although the Fund or Acquiring Fund would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in the market. During such periods, the Fund or Acquiring Fund may not achieve its investment objective.

          The Acquiring Fund and the Fund, at times, may invest in certain derivatives, such as futures and options. Derivatives can be illiquid and highly volatile. To the extent the Fund uses derivatives for speculative purposes or engages in leverage, its gains or losses, as compared to those of the Acquiring Fund, potentially could be magnified.

          The Acquiring Fund and the Fund also may borrow money, which is a form of leverage. The Acquiring Fund is permitted to leverage to the extent necessary to facilitate portfolio trades or for emergency purposes. The Fund is permitted to borrow for these same reasons, but also may borrow to increase returns, which if used could make the Fund's portfolio more volatile.

          The Acquiring Fund is permitted to maintain a longer average effective maturity and duration (4 and 3.5 years, respectively) than the Fund (3 years). To the extent the Acquiring Fund maintains an average effective maturity or duration longer than 3 years, the Acquiring Fund's share price may be more volatile than the Fund's share price when interest rates change. Since its inception, the Acquiring Fund has maintained an average effective maturity and duration of less than 3 years; however, there can be no assurance that, in the future, it will maintain an average effective maturity and duration of less than 3 years.

          See "Main Risks" in the relevant Prospectus for a more complete description of investment risks.

          SALES CHARGES. The Fund's shares are sold at net asset value per share ("NAV") without a sales charge (load). Class A shares of the Acquiring Fund are subject to a maximum front-end sales charge of 4.5% of the offering price. In addition, Class A shares of the Acquiring Fund purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year after purchase are subject to a 1% contingent deferred sales charge ("CDSC"). However, Class A shares of the Acquiring Fund received by Fund shareholders in the Exchange will NOT be subject to a front-end sales charge or CDSC. In addition, each Fund shareholder who participates in the Exchange will be able to purchase at NAV (without the imposition of any front-end sales charge or CDSC) additional Class A shares of the Acquiring Fund for such shareholder's account opened at the time of the Exchange. See in the Acquiring Fund Prospectus "Account Policies-Share Class Charges" for a discussion of the initial sales charge and CDSC imposed on Class A shares of the Acquiring Fund.

          FEES AND EXPENSES. The management fee structure of the Fund and Acquiring Fund differ. Unlike the arrangements between most investment advisers and the funds they manage, the Acquiring Fund pays Dreyfus a "unitary" fee at the annual rate of .70% of the value of the Acquiring Fund's average daily net assets. Under the unitary fee structure, Dreyfus pays ALL of the Acquiring Fund's expenses, except: brokerage commissions, taxes, interest, fees and expenses of the non-interested Trustees (including counsel expenses), the Rule 12b-1 fees described below, and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Acquiring Fund's allocable share of such fees and expenses. The Fund pays Dreyfus a separate management fee at the annual rate of .65% of the value of the Fund's average daily net assets, pays other service providers directly, and bears other Fund expenses directly.

          The following information concerning fees and expenses of the Fund and Acquiring Fund is derived from information set forth under the caption "Expenses" in the relevant Prospectus. The fees and expenses of the Fund and Acquiring Fund set forth below are for the fiscal year ended October 31, 1999 for the Fund, and December 31, 1999 for the Acquiring Fund. The "Pro Forma After Exchange" information is based on net assets and fund accruals of the Fund and Acquiring Fund as of May 19, 2000. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the respective share price.

ANNUAL FUND
OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                                    Pro Forma
                                                                      After
                                                  Acquiring         Exchange
                                     Fund            Fund        Acquiring Fund
                                    SHARES         CLASS A           CLASS A

Management fees                      .65%            .70%             .70%
Rule 12b-1 fee                       None            .25%             .25%
Shareholder services fee             .25%            None             None
Other expenses                       .28%            .00%             .00%
 Total                              1.18%            .95%             .95%

EXAMPLE

          This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. BECAUSE EACH FUND SHAREHOLDER WHO PARTICIPATES IN THE EXCHANGE WILL BE ABLE TO PURCHASE ADDITIONAL CLASS A SHARES IN SUCH ACCOUNTS AT NAV WITHOUT
THE IMPOSITION OF ANY FRONT-END SALES CHARGE OR CDSC, THE EXAMPLE DOES NOT REFLECT THE SALES CHARGES OTHERWISE APPLICABLE TO CLASS A SHAREHOLDERS (IF THE SALES CHARGE WAS REFLECTED, THE FIGURES WOULD BE HIGHER). The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                                        ACQUIRING FUND
                                                        CLASS A SHARES
                                    ACQUIRING FUND      PRO FORMA
                 FUND SHARES        CLASS A SHARES      AFTER EXCHANGE
                 -----------        --------------      ---------------


1 Year           $120               $97                 $97
3 Years          $375               $303                $303
5 Years          $649               $525                $525
10 Years         $1,432             $1,166              $1,166


          PAST PERFORMANCE. The bar chart and table below show some of the risks of investing in the Acquiring Fund. The bar chart shows the changes in the Acquiring Fund's Class A share performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the Acquiring Fund's Class A share average annual total return to that of the Merrill Lynch High Yield Master II Index, an unmanaged index of high yield bond performance. The chart and table assume reinvestment of dividends and distributions. For performance information of the Fund, see the Fund Prospectus under the caption "Past Performance." Of course, past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN AS OF 12/31 EACH YEAR (%)
CLASS A SHARES OF THE ACQUIRING FUND

                                                                                           -0.10%       1.99%
                    --------- -------- -------- -------- -------- -------- ------- ------- --------- ---------
                    '90       '91      '92      '93      '94      '95      '96     '97     '98       '99

Best Quarter:                         Q-1 '98                      3.84%

Worst Quarter:                        Q-3 '98                     -5.15%

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99

                                                             Since Inception
                                              1 YEAR         (6/2/97)
                                              ------         --------

Class A Shares (with sales charge)            -2.56%         0.97%

Class A Shares (without sales charge)          1.99%         2.79%

Merrill Lynch High Yield Master II Index       2.51%         5.40%*


Dreyfus Customized Limited Term High           5.23%         6.30%*
Yield Index**


--------------------

* For comparative purposes, the value of the index on 5/31/97 is used as the beginning value on 6/2/97.

** This is a blended and market weighted index constructed by Dreyfus that is comprised of the four shorter-term sub-indexes of the Merrill Lynch High Yield Master II Index. The four sub-indexes are (i) BB-rated 1-3 years;
     (ii) B-rated 1-3 years; (iii) BB-rated 3-5 years; and (iv) B-rated 3-5 years.

          INVESTMENT ADVISER. The investment adviser for the Fund and Acquiring Fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $130 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation ("Mellon"), a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including over $500 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

          PRIMARY PORTFOLIO MANAGER. The primary portfolio manager for the Fund and Acquiring Fund is Roger King. He has managed the Fund and Acquiring Fund since their respective inception. Mr. King is Senior Portfolio Manager and Head of Taxable High Yield Investments at Dreyfus where he has been employed since February 1996. Prior thereto, he was Vice President and Director of High Yield Research at Citibank Securities, Inc.

          BOARD MEMBERS. The Trust and The Dreyfus/Laurel Funds Trust have different Board members. For a description of the Board members, see the Acquiring Fund Statement of Additional Information under the caption "Management of the Trust" and the Fund Statement of Additional Information under the caption "Management of the Company."

          CAPITALIZATION. Fund shares are of one class. The Acquiring Fund has classified its shares into four classes--Class A, Class B, Class C and Class R. The following table sets forth, as of May 19, 2000, (1) the capitalization of the Fund, (2) the capitalization of Class A shares of the Acquiring Fund and (3) the pro forma capitalization of Class A shares of the Acquiring Fund, as adjusted showing the effect of the Exchange had it occurred on such date.

                                                                                                       Pro Forma After
                                                                                                  Exchange Acquiring FUND
                                             FUND                   ACQUIRING FUND CLASS A                 CLASS A
                                             -----------            ----------------------                 -------
Total net assets                           $ 88,047,750                  $ 87,881,878                   $ 175,929,628
Net asset value
  per share                                      $ 9.72                       $ 10.01                         $ 10.01
Shares outstanding                            9,055,477                     8,782,374                      17,578,353

          Total net assets of the Acquiring Fund (Classes A, B, C and R), as of May 19, 2000, were approximately $758 million.

          PURCHASE PROCEDURES. The purchase procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. For Fund shareholders participating in the Exchange, Dreyfus Service Corporation (each fund's distributor) will act as broker-dealer. The automatic investment services are the same, except that the Acquiring Fund does not offer the Dreyfus Payroll Savings Plan (and would not for Fund shareholders holding Class A shares). See "Account Policies - Buying Shares" in the relevant Prospectus for a discussion of purchase procedures.

          DISTRIBUTION PLAN. Acquiring Fund Class A shares are subject to a Rule 12b-1 Distribution Plan ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Acquiring Fund pays the distributor an annual fee of .25% of the average daily net assets of Class A shares to finance the sale of Class A shares and for shareholder servicing. Because this fee is paid out of the assets attributable to Class A shares on an ongoing basis, over time it will increase the cost of your investment in Class A shares of the Acquiring Fund and may cost you more than paying other types of sales charges. The Fund has not adopted a distribution plan under Rule 12b-1, but has adopted a Shareholder Services Plan described below. See "Distribution and Service Plans" in the Acquiring Fund Statement of Additional Information for a discussion of the Rule 12b-1 Plan.

          SHAREHOLDER SERVICES PLAN. Fund shares are subject to a Shareholder Services Plan pursuant to which the Fund pays the distributor an annual fee of
 .25% of the Fund's average daily net assets for shareholder account service and maintenance. The Acquiring Fund has no Shareholder Services Plan with respect to its Class A shares, but has adopted a Rule 12b-1 Plan described above. See "Distribution Plan and Shareholder Services Plan--Shareholder Services Plan" in the Fund's Statement of Additional Information for a discussion of the Shareholder Services Plan.

          REDEMPTION PROCEDURES. The redemption procedures of the Fund and Acquiring Fund are substantially similar, but differ in that the Acquiring Fund does not offer the Wire Redemption Privilege but does offer a Checkwriting Privilege. See "Account Policies - Selling Shares" in the relevant Prospectus for a discussion of redemption procedures.

          DISTRIBUTIONS. The dividend and distributions policies of the Fund and Acquiring Fund are identical. See "Distributions and Taxes" in the relevant Prospectus for a discussion of such policies.

          The actual amount of dividends paid per share by the Fund and Acquiring Fund is different. The following table sets forth, as of April 28, 2000, the approximate daily dividend rate per share, monthly dividend rate per share, and monthly dividend payment for the Fund and on a pro forma basis as adjusted showing the effect of the Exchange had it occurred on such date. The data in the table has been prepared assuming a 30-day period for monthly dividend payment and that the Fund shareholder owned 1,000 shares of the Fund which, based on the NAV of the Fund and Acquiring Fund on April 28, 2000, would be exchanged for approximately 974.2 shares of the Acquiring Fund.

                                                            Pro Forma After
                                                            Exchange Acquiring
AS OF APRIL 28, 2000                     FUND SHARES        FUND CLASS A SHARES

Net asset value                          $9.81              $10.07
 per share
Daily dividend rate                      $0.0030739         $0.0031313
 per share
Monthly dividend                         $0.09222           $0.09394
 paid per share
Number of shares held                    1,000.00           974.20
Monthly dividend payment                 $92.22             $91.52
 on number of shares held

          SHAREHOLDER SERVICES. The shareholder services offered by the Fund and Acquiring Fund are substantially similar, except that the Acquiring Fund does not offer the Dreyfus Payroll Savings Plan or the Wire Redemption Privilege. However, the Acquiring Fund offers the Checkwriting Privilege which the Fund does not offer. See "Services for Fund Investors" in the relevant Prospectus for a description of shareholder services.

                            REASONS FOR THE EXCHANGE

          The Boards of Trustees of The Dreyfus/Laurel Funds Trust and the Trust have concluded that the Exchange is in the best interests of their respective shareholders. Each Board believes that the Exchange will permit shareholders to pursue identical investment goals in a larger fund without diluting shareholders' interests. A larger fund should enhance the portfolio manager's ability to select a larger number of portfolio securities on more favorable terms and give the portfolio managers greater investment flexibility. As of May 19, 2000, the Fund was approximately $88 million in asset size, and the Acquiring Fund was approximately $758 million in asset size. Also, the expense ratio of the Fund is higher than that of the Acquiring Fund. See "Annual Fund Operating Expenses" above for a discussion of the Acquiring Fund's unitary fee structure.

          In determining whether to recommend approval of the Exchange, each Board considered the following factors, among others: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and investment restrictions, as well as shareholder services offered by the Fund and Acquiring Fund; (2) the terms and conditions of the Exchange and whether the Exchange would result in dilution of the interests of the respective shareholders; (3) expense ratios and information regarding the fees and expenses of the Fund and Acquiring Fund, as well as the estimated expense ratio of the combined Acquiring Fund; (4) the tax consequences of the Exchange; and (5) the fact that the costs to be incurred by the Fund and the Acquiring Fund in connection with the Exchange are to be borne entirely by Dreyfus. In addition, the Trust's Board considered the Fund's inability to attract and retain sufficient assets to operate efficiently.

                         INFORMATION ABOUT THE EXCHANGE

          PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on the date which is five business days following the date on which Fund shareholders vote to approve the Plan, or such other date as may be agreed upon by the duly authorized officers of the parties (the "Closing Date"). The number of Acquiring Fund shares to be issued to the Fund will be determined on the basis of the relative NAV and aggregate net assets of the Fund and Class A shares of the Acquiring Fund, generally computed on the Closing Date as of the close of trading on the floor of the New York Stock Exchange (currently at 4:00 p.m., New York time), except for options and futures contracts, if any, which will be valued 15 minutes after the close of trading. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Fund and the Acquiring Fund, which are described under the caption "Account Policies-Buying Shares" in the relevant Prospectus and under the caption "Determination of Net Asset Value" in the relevant Statement of Additional Information.

          Prior to the Closing Date, the Fund will declare a dividend or dividends which, together with all dividends that have been declared previously, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax period ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax period ending on or prior to the Closing Date, and all of its previously undistributed net capital gain realized in the tax period ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          As conveniently as practicable after the Closing Date, the Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date Class A shares of the Acquiring Fund received by it in the Exchange. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account representing the respective pro rata number of Acquiring Fund shares due to the shareholder. After such distribution and the winding up of its affairs, the Fund will be terminated as a series of the Trust. After the Closing Date, any outstanding certificates representing Fund shares will represent Acquiring Fund Class A shares distributed to the record holders of the Fund. Upon presentation to the transfer agent of the Acquiring Fund, Fund share certificates will be exchanged for Acquiring Fund share certificates, at the applicable exchange rate. Certificates for Acquiring Fund shares will be issued only upon the investor's written request.

          The Plan may be amended at any time prior to the relevant Exchange. The Trust will provide Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Fund and Acquiring Fund under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Fund and the Acquiring Fund being confirmed by the respective parties.

          The total expenses of the Exchange will be borne entirely by Dreyfus.

          If the Exchange is not approved by the Fund's shareholders, the Trust's Board will consider other appropriate courses of action, including liquidating the Fund.

          TEMPORARY SUSPENSION OF CERTAIN OF THE FUND'S INVESTMENT RESTRICTIONS. Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Exchange in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions which restrict the Fund's ability to (i) invest more than 5% of its assets in the obligations of any single issuer and (ii) invest more than 25% of its total assets in the securities of issuers in any single industry, as set forth in the Fund Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

          FEDERAL INCOME TAX CONSEQUENCES. The exchange of the Fund's assets for Acquiring Fund shares is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of the Exchange, the Acquiring Fund and Fund will receive the opinion of Stroock & Stroock & Lavan, LLP, counsel to the Fund, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for Federal income tax purposes:
(1) the transfer of all of the Fund's assets in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) with respect to the Fund; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of liabilities of the Fund; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Fund's liabilities or upon the distribution (whether actual or constructive) of Acquiring Fund shares to Fund shareholders in exchange for their Fund shares; (4) no gain or loss will be recognized by the Fund shareholders upon the exchange of Fund shares for Acquiring Fund shares;
(5) the aggregate tax basis for Acquiring Fund shares received by each Fund shareholder pursuant to the Exchange will be the same as the aggregate tax basis for Fund shares held by such shareholder immediately prior to the Exchange, and the holding period of Acquiring Fund shares to be received by the Fund shareholder will include the period during which Fund shares surrendered in exchange therefor were held by such shareholder (provided Fund shares were held as capital assets on the date of the Exchange); and (6) the tax basis of Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Exchange, and the holding period of Fund assets in the hands of the Acquiring Fund will include the period during which those assets were held by the Fund.

          NEITHER THE FUND NOR THE ACQUIRING FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed Exchange in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Exchange. REQUIRED VOTE AND BOARD'S RECOMMENDATION

          The Trust's Board has approved the Plan and the Exchange and has determined that (i) participation in the Exchange is in the Fund's best interests and (ii) the interests of shareholders of the Fund will not be diluted as a result of the Exchange. Pursuant to the Trust's charter documents, an affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Exchange.

             THE TRUST'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD
                 MEMBERS, UNANIMOUSLY RECOMMENDS THAT THE FUND'S
              SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE
                                    EXCHANGE.


            ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND FUND

          Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund Prospectus forming a part of the Registration Statement on Form N-1A (File No. 33-43846). Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund Prospectus forming a part of the Trust's Registration Statement on Form N-1A (File No. 33-7172).

          The Fund and Acquiring Fund are subject to the requirements of the 1940 Act, and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund or Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and at the Northeast regional office of the Commission at 7 World Trade Center, Suite 1300, New York, New York 10048. Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

          In addition to the use of the mails, proxies may be solicited personally or by telephone, and persons holding Fund shares in their names or in nominee name may be paid for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

          If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Fund shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

          In the event that a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of more than 30% of the outstanding Fund shares entitled to vote at the Meeting.

          The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Exchange.

          As of June 1, 2000, the following were known by the Fund to own of record 5% or more of the outstanding voting shares of the Fund:

NAME AND ADDRESS                                 PERCENTAGE OUTSTANDING

Charles Schwab & Co. Inc.                BEFORE EXCHANGE         AFTER EXCHANGE
Reinvest Account
101 Montgomery Street                         11.28%              _________%
San Francisco, CA 94101                                           (Class A)

          As of May 31, 2000, the following were known by the Acquiring Fund to own of record 5% or more of the outstanding voting shares of Class A:

NAME AND ADDRESS                                  PERCENTAGE OUTSTANDING

                                            BEFORE EXCHANGE     AFTER EXCHANGE
Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its  Customers          19.62%            _________%
Attn:  Fund Administration                    (Class A)           (Class A)
4800 Deer Lake Drive East
Jacksonville, FL  32246


First Union Securities, Inc.
Tifkat L.P.                                     10.98%            _________%
111 East Kilbourn Avenue                      (Class A)           (Class A)
Milwaukee, WI 53202


Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers           36.78%            36.78%
Attn:  Fund Administration                    (Class B)           (Class B)
4800 Deer Lake Drive East
Jacksonville, FL  32246


Merrill Lynch Pierce Fenner & Smith
For the Sole Benefit of its Customers           46.27%            46.27%
Attn:  Fund Administration                    (Class C)           (Class C)
4800 Deer Lake Drive East
Jacksonville, FL  32246


MBCIC
c/o Mellon Bank, N.A.                           51.60%            51.60%
919 North Market Street                       (Class R)           (Class R)
Wilmington, DE  19801


Boston & Co.
P.O. Box 534005                                 39.22%            39.22%
Pittsburgh, PA 15253                          (Class R)           (Class R)


          As of May 31, 2000, Trustees and officers of The Dreyfus/Laurel Funds Trust, as a group, owned less than 1% of the Acquiring Fund's outstanding shares. As of June 1, 2000, Trustees and officers of the Trust, as a group, owned less than 1% of the Fund's outstanding shares.

                        FINANCIAL STATEMENTS AND EXPERTS

          The audited financial statements of the Fund for the fiscal year ended October 31, 1999, and the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 1999, have been incorporated herein by reference in reliance upon the authority of the reports given, respectively, by Ernst & Young LLP, the Fund's independent auditors, and KPMG LLP, the Acquiring Fund's independent auditors, as experts in accounting and auditing. In addition, the unaudited financial statements of the Fund for the six months ended April 30, 2000, also have been incorporated herein by reference.

                                  OTHER MATTERS

          The Trust's Trustees are not aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

          Please advise the Trust, in care of Dreyfus Transfer, Inc., Attention:
Dreyfus Debt and Equity Funds--Dreyfus Short Term High Yield Fund, P.O. Box 9671, Providence, Rhode Island 02940-9671 whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

          IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

          AGREEMENT AND PLAN OF REORGANIZATION dated June 7, 2000 (the "Agreement"), between DREYFUS DEBT AND EQUITY FUNDS, a Massachusetts business trust (the "Trust"), on behalf of DREYFUS SHORT TERM HIGH YIELD FUND (the "Fund") and THE DREYFUS/LAUREL FUNDS TRUST, a Massachusetts business trust (the "Dreyfus/Laurel Trust"), on behalf of DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND (the "Acquiring Fund").

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Fund, in exchange solely for Class A shares (the "Acquiring Fund Shares") of beneficial interest, par value $.001 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of certain liabilities of the Fund and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Fund is a diversified series of the Trust, a registered open-end management investment company, and the Acquiring Fund is a diversified series of The Dreyfus/Laurel Trust, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

          WHEREAS, both the Acquiring Fund and the Fund are authorized to issue their shares of beneficial interest;

          WHEREAS, the Board of the Dreyfus/Laurel Trust has determined that the exchange of all of the assets of the Fund and certain liabilities of the Fund for Acquiring Fund Shares, and the assumption of such liabilities is in the best interests of the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of this transaction; and

          WHEREAS, the Board of the Trust has determined that the exchange of all of the assets and certain of the liabilities of the Fund for Acquiring Fund Shares and the assumption of such liabilities is in the best interests of the Fund's shareholders and that the interests of the Fund's existing shareholders would not be diluted as a result of this transaction:

          NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1. TRANSFER OF ASSETS OF THE FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF FUND LIABILITIES AND LIQUIDATION OF THE FUND.

          1.1 Subject to the terms and conditions contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash (subject to liabilities), and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (ii) to assume certain liabilities of the Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing (the "Closing") on the closing date (the "Closing Date") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

          1.2 The Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund prepared by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

          1.3 Delivery of the assets of the Fund to be transferred shall be made on the Closing Date and shall be delivered to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

          1.4 The Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

          1.5 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Fund will liquidate and distribute pro rata to the Fund's shareholders of record, determined as of the close of business on the Closing Date (the "Fund Shareholders"), Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the applicable Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund.

          1.6 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectus and statement of additional information.

          1.7 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

          1.8 Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.  VALUATION.

          2.1 The value of the Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of trading on the floor of the New York Stock Exchange (currently, 4:00 p.m., New York time), except that options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Dreyfus/Laurel Trust's Trust Agreement and the Acquiring Fund's then-current prospectus or statement of additional information.

          2.2 The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Dreyfus/Laurel Trust's Trust Agreement and the Acquiring Fund's then-current prospectus or statement of additional information.

          2.3 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 2.2.

          2.4 All computations of value shall be made in accordance with the regular practices of the Acquiring Fund.

3. CLOSING AND CLOSING DATE.

          3.1 The Closing Date shall be five (5) business days following the date shareholders of the Fund approve this Agreement, or such other date as the parties, through its duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 10:00 a.m., New York time, at the offices of The Dreyfus Corporation, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

          3.2 The Custodian shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (b) all necessary taxes including all applicable stock transfer stamps have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

          3.3 If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted; or
(b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

          3.4 The transfer agent for the Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS AND WARRANTIES.

          4.1 The Trust represents and warrants to the Acquiring Fund as follows:

               (a) The Fund is a series of the Trust, a business trust duly organized and validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to own all of its properties and assets and to carry out this Agreement.

               (b) The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company, of which the Fund is a duly established and designated separate, diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Agreement and Declaration of Trust dated March 12, 1992, as the same may have been amended (the "Charter"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which it is bound.

               (e) The Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

               (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (g) The Statements of Assets and Liabilities of the Fund for the four fiscal years ended October 31, 1999, have been audited by Ernst & Young LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

               (h) Since October 31, 1999, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 1.2 hereof.

               (i) At the Closing Date, all Federal and other tax returns and reports of the Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (j) For each fiscal year of its operation, the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (k) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

               (l) On the Closing Date, the Fund will have full right, power and authority to sell, assign, transfer and deliver the assets to be transferred by it hereunder.

               (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund Shareholders, this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (n) The proxy statement of the Fund (the "Proxy Statement"), included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

          4.2  The Dreyfus/Laurel Trust represents and warrants as follows:

               (a) The Acquiring Fund is a series of the Dreyfus/Laurel Trust, a business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has power to carry on its business as it is now being conducted and to carry out this Agreement.

               (b) The Dreyfus/Laurel Trust is registered under the 1940 Act as an open-end, diversified management investment company, of which the Acquiring Fund is a duly established and designated, separate, diversified series, and such registration has not been revoked or rescinded and is in full force and effect.

               (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations of the SEC thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Dreyfus/Laurel Trust's Second Amended and Restated Agreement and Declaration of Trust, as amended (the "Trust Agreement"), or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

               (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (f) The Statements of Assets and Liabilities of the Acquiring Fund for the three fiscal years ended December 31, 1999, have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

               (g) Since December 31, 1999, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in Section 4.2(f) hereof.

               (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof.

               (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

               (j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

               (k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Dreyfus/Laurel Trust's Trustees and Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

               (l) The Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5. COVENANTS OF THE ACQUIRING FUND AND THE FUND.

          5.1 The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions.

          5.2 The Trust will call a meeting of the Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3 Subject to the provisions of this Agreement, the Acquiring Fund and the Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for Federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

          5.5 The Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus") which will include the Proxy Statement, referred to in paragraph 4.1(n), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act in connection with the meeting of the Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

          5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

          The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          6.1 All representations and warranties of the Trust on behalf of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          6.2 The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

          6.3 The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

          The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1 All representations and warranties of the Dreyfus/Laurel Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          7.2 The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in its name by the Dreyfus/Laurel Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Dreyfus/Laurel Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE
   FUND.

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

          8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Charter.

          8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquiring Fund or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Fund, provided that either party hereto may for itself waive any of such conditions.

          8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          8.5 The Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund Shareholders all of the Fund's investment company taxable income for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain realized in all taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

          8.6 The parties shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that for Federal income tax purposes:

               (a) The transfer of all or substantially all of the Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund;
(c) No gain or loss will be recognized by the Fund upon the transfer of the Fund's assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Fund or upon the distribution (whether actual or constructive) of the Fund Shares to Fund Shareholders in exchange for their shares of the Fund; (d) No gain or loss will be recognized by the Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares; (e) The aggregate tax basis for the Acquiring Fund Shares received by each of the Fund Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) The tax basis of the Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Fund immediately prior to the Reorganization, and the holding period of the assets of the Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Funds.

               No opinion will be expressed as to the effect of the reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any shareholder of the Fund that is required to recognize unrealized gains and losses for Federal income tax purposes under a mark-to-market system of accounting.

9. TERMINATION OF AGREEMENT.

          9.1 This Agreement and the transaction contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Dreyfus/Laurel Trust, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund Shareholders) if circumstances should develop that, in the opinion of either of the parties' Board, make proceeding with the Agreement inadvisable.

          9.2 If this Agreement is terminated and the transaction contemplated hereby is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the trustees, officers or shareholders of the Dreyfus/Laurel Trust or of the Trust, as the case may be, in respect of this Agreement.

10. WAIVER.

          At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Board of the Dreyfus/Laurel Trust or of the Trust if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Fund, as the case may be.

11. MISCELLANEOUS.

          11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

          11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

          11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Acquiring Fund and the Fund shall be governed and construed in accordance with the internal laws of The Commonwealth of Massachusetts without giving effect to principles of conflict of laws.

          11.4 This Agreement may be amended only by a signed writing between the parties.

          11.5 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

          11.6 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          11.7 (a) The names "The Dreyfus/Laurel Funds Trust" and "Trustees of The Dreyfus/Laurel Fund Trust" refer respectively to the Dreyfus/Laurel Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Trust Agreement, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Dreyfus/Laurel Trust. The obligations of the Acquiring Fund entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property, and all persons dealing with any class of shares of the Acquiring Fund must look solely to the Acquiring Fund's property belonging to such class for the enforcement of any claims against the Acquiring Fund.

          (b) The names "Dreyfus Debt and Equity Funds" and "Trustees of Dreyfus Debt and Equity Funds" refer respectively to the Trust and its Trustees, as trustees but not individually or personally, acting from time to time under the Charter, a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of the Fund by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the Fund's property, and all persons dealing with the Fund must look solely to the Fund's property for the enforcement of any claims against the Fund.

          11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Trust on behalf of the Fund.

          IN WITNESS WHEREOF, the Dreyfus/Laurel Trust and the Trust have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

THE DREYFUS / LAUREL FUNDS TRUST,
on behalf of Dreyfus Premier Limited Term High Income Fund


By:      /S/ STEPHEN E. CANTER
         ------------------------------------
         Stephen E. Canter,
         President


ATTEST:  /S/ STEVEN F. NEWMAN
         ----------------------------
         Steven F. Newman,
         Secretary



DREYFUS DEBT AND EQUITY FUNDS,
on behalf of Dreyfus Short Term High Yield Fund



By:      /S/ STEPHEN E. CANTER
         -----------------------------------
         Stephen E. Canter,
         President


ATTEST:  /S/ JOHN B. HAMMALIAN
         --------------------------
         John B. Hammalian,
         Secretary

                       DREYFUS SHORT TERM HIGH YIELD FUND

          The undersigned shareholder of Dreyfus Short Term High Yield Fund (the "Fund"), a series of Dreyfus Debt and Equity Funds (the "Trust"), hereby appoints John B. Hammalian and Steven F. Newman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on July 10, 2000, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, Room 7G, New York, New York 10166, at 10:00 a.m. on Friday, September 8, 2000, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

          Please mark boxes in blue or black ink.

          1. To approve an Agreement and Plan of Reorganization between the Fund and Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Fund, subject to its liabilities, in exchange for Class A shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's liabilities, and the pro rata distribution of those shares to Fund's shareholders and subsequent termination of the Fund.

                  FOR                AGAINST                 ABSTAIN
                  |_|                  |_|                     |_|

          2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

          Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated: ______________, 2000

______________________
Signature(s)

_______________________
    Signature(s)
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope

PRELIMINARY COPY

                  DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND


                       STATEMENT OF ADDITIONAL INFORMATION

                            ________________ __, 2000

                          Acquisition of the Assets of

                       DREYFUS SHORT TERM HIGH INCOME FUND

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-645-6561

                    By and in Exchange for Class A Shares of

                  DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND

                           144 Glenn Curtiss Boulevard
                         Uniondale, New York 11556-0144
                                 1-800-645-6561


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated _____________ __, 2000, relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Short Term High Income Fund (the "Fund"), a separate portfolio of Dreyfus Debt and Equity Funds (the "Trust"), in exchange for Class A shares of Dreyfus Premier Limited Term High Income Fund (the "Acquiring Fund"), a separate portfolio of The Dreyfus/Laurel Funds Trust (the "Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

          1. The Acquiring Fund's Statement of Additional Information dated May 1, 2000.

          2. The Acquiring Fund's Annual Report for the fiscal year ended December 31, 1999.

          3. The Fund's Annual Report for the fiscal year ended October 31,
1999.

          4. The Fund's Semi-Annual Report for the six-month period ended April 30, 2000.

          5. Pro Forma Financial Statements of the Acquiring Fund and Fund giving effect to the proposed Exchange described in the Prospectus/Proxy Statement.

          The Acquiring Fund's Statement of Additional Information, the Pro Forma Financial Statements and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated ____________, 2000 may be obtained by writing to the Fund or Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

------------------------------------------------------------------------------
                  DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND
                  CLASS A, CLASS B, CLASS C AND CLASS R SHARES


                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)
                                   MAY 1, 2000
------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Dreyfus Premier Limited Term High Income Fund (the "Fund"), dated May 1, 2000, as it may be revised from time to time. The Fund is a separate, diversified portfolio of The Dreyfus/Laurel Funds Trust (the "Trust"), an open-end, management investment company, known as a mutual fund, that is registered with the Securities and Exchange Commission ("SEC"). To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call one of the following numbers:


                    Call Toll Free 1-800-554-4611
               In New York City -- Call 1-718-895-1206
                Outside the U.S. -- Call 516-794-5452


      The financial statements for the fiscal year ended December 31, 1999, including notes to the financial statements and supplementary information and the Independent Auditors' Report, are included in the Annual Report to shareholders. A copy of the Annual Report accompanies this Statement of Additional Information. The financial statements included in the Annual Report, and the Independent Auditors' Report thereon contained therein, and related notes, are incorporated herein by reference.

                                TABLE OF CONTENTS
                                                                Page
Description of the Fund/Trust...................................B-2
Management of the Fund..........................................B-24
Management Arrangements.........................................B-28
Purchase of Shares..............................................B-30
Distribution and Service Plans..................................B-37
Redemption of Shares............................................B-39
Shareholder Services............................................B-44
Additional Information About Purchases, Exchanges
  and Redemptions...............................................B-50
Determination of Net Asset Value................................B-51
Dividends, Other Distributions And Taxes........................B-52
Portfolio Transactions..........................................B-56
Performance Information.........................................B-58
Information About the Fund/Trust................................B-60
Counsel and Independent Auditors................................B-61
Year 2000 Issues................................................B-62
Appendix........................................................B-63

                          DESCRIPTION OF THE FUND/TRUST


     The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on March 30, 1979. The Trust is an open-end management investment company comprised of separate portfolios, including the Fund, each of which is treated as a separate fund. The Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer.


     The Fund's investment objective is to provide high current income. This objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares.

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment manager.


     Dreyfus Service Corporation (the "Distributor") is the distributor of the Fund's shares.


Certain Portfolio Securities

     The following information regarding the securities that the Fund may purchase supplements that found in the Fund's prospectus.


      Investment Grade Obligations. Corporate obligations rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"), Fitch IBCA, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") are considered by those rating agencies to be "investment grade" securities. The Fund may invest in investment grade securities (or if unrated, of comparable quality as determined by Dreyfus) when the yield differential between below investment grade and investment grade securities narrows and the risk of loss may be reduced with only a relatively small reduction in yield. The Fund also may invest in investment grade securities when Dreyfus determines that a defensive investment position is appropriate in light of market or economic conditions.


      Lower Rated Securities. The Fund generally will invest in securities rated below investment grade such as those rated Ba or lower by Moody's or BB or lower by S&P, Fitch and Duff & Phelps Credit Rating Co. ("Duff" and with Moody's, S&P and Fitch, the "Rating Agencies") (commonly known as junk bonds). The Fund is permitted to invest in securities assigned ratings as low as the lowest ratings assigned by the Rating Agencies. Such securities, though higher yielding, are characterized by risk. See the Appendix for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the judgment, analysis and experience of Dreyfus in evaluating the creditworthiness of an issuer. The Fund's ability to achieve its investment objective may be more dependent on the credit analysis undertaken by Dreyfus than might be the case for a fund that invests in higher rated securities.

      Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities. These securities generally are considered by the Rating Agencies to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

      Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. Bond prices are inversely related to interest rate changes; however, bond price volatility also is inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk.

      Because there is no established retail secondary market for many of these securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value ("NAV"). Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

      The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and Dreyfus will review carefully the credit and other characteristics pertinent to such new issues.

      The average distribution of investments of the Fund in corporate bonds by ratings for the fiscal year ended December 31, 1999, calculated monthly on a dollar weighted basis, was as follows:


           Moody's          S&P, Fitch or Duff    Percentage
           -------          ------------------    ----------
              Aaa                  AAA               1.5%
              Baa                  BBB               1.1%
              Ba                   BB               12.6%
              B                    B                64.9%
              Caa                  CCC               4.9%
              Ca                   CC                 .8%
               NR                   NR               4.2%*
                                                     ----
                                                    90.0%**

      The actual distribution of the Fund's corporate bond investments by ratings on any given date will vary, and the distribution of the Fund's investments by ratings as set forth above should not be considered as representative of the Fund's future portfolio composition.
-----------------------

* These unrated securities have been determined by Dreyfus to be of comparable quality to securities rated as follows: BBB (.1%), BB (.4%), B (1.5%) and CCC (2.2%).
** The Fund also owns equity securities as follows: (.1%), preferred stocks rated BB (1.0%) preferred stocks rated CCC (2.6%), convertible bonds rated BBB (.9%) and convertible bonds rated B (4.4%).



      U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities which differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

      Municipal Obligations. Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities. Municipal obligations bear fixed, floating or variable rates of interest. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. The Fund also may acquire call options on specific municipal obligations. The Fund generally would purchase these call options to protect the Fund from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

      While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible Fund investments. Dividends received by shareholders on Fund shares which are attributable to interest income received by the Fund from municipal obligations generally will be subject to Federal income tax. The Fund may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Fund investments. The Fund currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

      Municipal obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

      Mortgage-Related Securities. The Fund may invest in various mortgage-related securities. Mortgage backed securities may represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

      The mortgage-related securities which may be purchased include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Stripped mortgage-backed securities usually are structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage-backed securities or whole loans. A common type of stripped mortgage-backed security will have one class receiving some of the interest and most of the principal from the mortgage collateral, while the other class will receive most of the interest and the remainder of the principal. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral.

      As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Fund. Moreover, with respect to stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment even if the securities rated in the highest rating category by a nationally recognized statistical rating organization.

      The mortgage-related securities in which the Fund may invest also include multi-class pass-through certificates secured principally by mortgage loans on commercial properties. These mortgage-related securities are structured similarly to mortgage-related securities secured by pools of residential mortgages. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties.

      During periods of rapidly rising interest rates, prepayments of mortgage-backed securities may occur at slower than expected rates. Slower prepayments effectively may change a mortgage-backed security that was considered short- or intermediate-term at the time of purchase into a long-term security. The values of long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities. Were the prepayments on the Fund's mortgage-backed securities to decrease broadly, the Fund's average effective duration, and thus sensitivity to increase rate fluctuations, would increase. Therefore, depending on the circumstances, such an increase could result in an average effective duration of more than 3.5 years.

      Certificates of the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations, and other lenders and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in a pool underlying a GNMA Certificate will have maturities of up to 30 years, the average life of a GNMA Certificate will be substantially less because the mortgages will be subject to normal principal amortization and also may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in mortgage interest rates. In periods of falling interest rates, the rate of prepayment on higher interest mortgage rates tends to increase, thereby shortening the actual average life of the GNMA Certificate. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the average life of the GNMA Certificates. Reinvestment of prepayments may occur at higher or lower rates than the original yield of the Certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA Certificates with underlying mortgages bearing higher interest rates can be less effective than typical non-callable bonds of similar maturities at locking in yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

      The Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") are Government sponsored corporations owned by private stockholders. Each is subject to general regulation by an office within HUD. FNMA and FHLMC purchase residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass through securities issued by FNMA and FHLMC are guaranteed by FNMA or FHLMC as to payment of principal and interest.

      Collateralized Mortgage Obligations ("CMOs") are generally issued as a series of different classes. Interest and principal payments on the mortgages underlying any series will first be applied to meet the interest payment requirements of each class in the series other than any class in respect of which interest accrues but is not paid or any principal only class. Then, principal payments on the underlying mortgages are generally applied to pay the principal amount of the class that has the earliest maturity date. Once that class is retired, the principal payments on the underlying mortgages are applied to the class with the next earliest maturity date. This is repeated until all classes are paid. Therefore, while each class of CMOs remains subject to prepayment as the underlying mortgages prepay, structuring several classes of CMOs in the stream of principal payments allows one to more closely estimate the period of time when any one class is likely to be repaid.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create mortgage backed securities in which the Fund can invest. Pools created by such nongovernmental issuers generally offer a higher rate of interest than Government and Government related pools because there are no direct or indirect U.S. Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by U.S. Government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

      The Fund expects that U.S. Government or private entities may create mortgage loan pools offering pass through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Fund will, consistent with its investment objective and policies, consider making investments in such new types of securities.


      Other Asset Backed Securities. The Fund may also invest in non-mortgage asset backed securities. Some non-mortgage asset backed securities are forms of derivatives. The securitization techniques used for non-mortgage asset backed securities are similar to those used for mortgage-related securities. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. The Fund may invest in these and other types of non-mortgage asset backed securities that may be developed in the future.


      Non-mortgage asset backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

      The purchase of non-mortgage asset backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue non-mortgage asset backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the non-mortgage asset backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the non-mortgage asset backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the non-mortgage asset backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related non-mortgage asset backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card thereby reducing the amounts paid on such receivables. In addition, unlike most other non-mortgage asset backed securities, credit card receivables are unsecured obligations of the card holder.

      The development of non-mortgage asset backed securities is at an early stage compared to mortgage backed securities. While the market for non-mortgage securities is becoming increasingly liquid, the market for mortgage backed securities issued by certain private organizations and non-mortgage asset backed securities is not as well developed.

      Senior-Subordinated Securities. Mortgage-related and non-mortgage asset backed securities may be structured in multiple classes with one or more classes subordinate to other classes as to payments of cash flow from, principal of and/or interest on the underlying assets. In such a "senior/subordinated" structure, defaults on the underlying assets are borne first by the holders of the subordinated class or classes. The Fund may invest in such subordinated securities, which typically entail greater credit risk but provide higher yields.

      Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The Fund's resale price will be in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the Fund is invested in the agreement and is not related to the coupon rate on the underlying security. Repurchase agreements may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than one year. The Fund will always receive as collateral securities whose market value including accrued interest is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement, including interest, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of a security which is the subject of a repurchase agreement, realization upon the collateral by the Fund may be delayed or limited. The Fund seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligors under repurchase agreements, in accordance with the Fund's credit guidelines.


      Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.


      Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and the Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth below for other commercial paper issuers.

      Commercial paper consists of short-term, unsecured obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's, A-1 by S&P, F-1 by Fitch or Duff 1 by Duff, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A1 by S&P, Fitch or Duff or (c) if unrated, determined to by Dreyfus to be of comparable quality to those rated obligations which may be purchased by the Fund.

      Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Securities."

      Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

      Zero Coupon Securities. The Fund may invest in zero coupon U.S. Treasury securities, which are Treasury notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to a greater degree to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities.

      Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

      Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

      Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      Warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

      Common Stock. From time to time, the Fund may hold common stock sold in units with, or attached to, debt securities purchased by the Fund. The Fund also may hold common stock received upon the conversion of convertible securities.

      Foreign Securities. The Fund may purchase securities of foreign issuers and may invest in obligations of foreign branches of domestic banks and domestic branches of foreign banks. Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, adverse political and economic developments, the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including withholding of dividends. Foreign securities may be subject to foreign government taxes that would reduce the yield on such securities.

      Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.


      Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by Dreyfus to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank.


      Illiquid Investments. The Fund may invest up to 15% of the value of its net assets in illiquid securities, including repurchase agreements and time deposits with maturities in excess of seven days, certain mortgage-backed securities, securities involved in swap, collar and floor transactions, and privately negotiated traded options and securities used to cover such options. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation (irrespective of any legal or contractual restrictions on resale). The Fund may invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). The Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the Board of Trustees or by Dreyfus pursuant to guidelines established by the Board. The Board or Dreyfus will consider availability of reliable price information and other relevant information in making such determinations. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom.
Section 4(2) paper normally is resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from the Fund or other holders.

      When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, the Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of securities will be subject to market fluctuations. During this period, the Fund's NAV could be adversely effected.

      Participation Interests. The Fund may invest in short-term corporate obligations denominated in U.S. and foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks or other institutions, one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." The Fund may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Fund and the corporate borrower (the "Borrower"), together with Agent Banks, are referred herein as "Intermediate Participants." The Fund also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund and the Borrower. In such cases, the Fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Fund may also be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

      The Fund will not act as an Agent Bank, guarantor, sole negotiator or sole structuror with respect to securities that are the subject of a participation interest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. The Fund will not invest more than 15% of the value of its net assets in participation interests maturing in more than seven days that do not have this demand feature, and in other securities that are illiquid.


      Certain Investments. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Fund may invest in securities of companies with which Mellon Bank, N.A. ("Mellon Bank"), an affiliate of Dreyfus, has a lending relationship.


Investment Techniques

      In addition to the principal investment strategies discussed in the Fund's Prospectus, the Fund also may engage in the investment techniques described below. The Fund might not use, or may not have the ability to use, any of these strategies and there can be no assurance that any strategy that is used will succeed.

      Portfolio Maturity. Under normal market conditions, the average effective portfolio maturity of the Fund is expected to be four years or less. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when Dreyfus reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. Dreyfus may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

      Foreign Currency Transactions. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.

      Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

      Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on the ability of Dreyfus to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Leverage. The Fund may borrow money for certain purposes. In addition to borrowing for temporary or emergency purposes and in anticipation of share redemptions, the Fund may borrow to facilitate trades in its portfolio securities. This could occur, for example, when the Fund expects settlement on its purchase of a security will occur within a shorter time than settlement on its sale of a security. Borrowing exaggerates the effect on NAV of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be limited to 33 1/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.

      The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.


      For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The SEC views reverse repurchase transactions as collateralized borrowings by the Fund. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC.


      Forward Commitments. The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of permissible liquid assets at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

      Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its NAV per share.

      Short-Selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. Until the Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing permissible liquid assets, at a level such that the amount deposited in the account plus the amount deposited with the broker as collateral always equals the current value of the security sold short; or (b) otherwise cover its short position.

      Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

      The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

      Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

      In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Trust's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

      Derivatives. The Fund may invest, to a limited extent, in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate and include financial futures contracts (including interest rate, index and foreign currency futures contracts), options (including options on securities, indices, foreign currencies and futures contracts), forward currency contracts, mortgage-related securities, asset-backed securities, and interest rate, equity index and currency swaps, caps, collars and floors. The Fund may invest in Derivatives for a variety of reasons, including to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to manage the duration of securities, to alter the exposure of a particular investment or portion of the Fund's portfolio to fluctuations in interest rates or currency rates, to uncap a capped security or to convert a fixed rate security into a variable rate security or a variable rate security into a fixed rate security. The Fund does not intend to invest in futures and options except for hedging purposes, which may include preserving a return or spread or locking in unrealized market value gains or losses. The Fund will not invest in mortgage-related or non-mortgage asset backed securities in an amount exceeding, in the aggregate, 25% of its net assets.

      Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's NAV, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.

      The Fund's ability to use Derivatives may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these strategies and there can be no assurance that any strategy that is used will succeed.

      The use of Derivatives involves special risks, including: (1) possible imperfect or no correlation between price movements of the portfolio investments (held or intended to be purchased) involved in the transaction and price movements of the Derivatives involved in the transaction; (2) possible lack of a liquid secondary market for any particular Derivative at a particular time; (3) the need for additional portfolio management skills and techniques; (4) losses due to unanticipated market price movements and changes in liquidity; (5) the fact that, while such strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in portfolio investments; (6) incorrect forecasts by Dreyfus concerning interest or currency exchange rates or direction of price fluctuations of the investment involved in the transaction, which may result in the strategy being ineffective; (7) loss of premiums paid by the Fund on options it purchases; and (8) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the need to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with such transactions and the possible inability of the Fund to close out or liquidate its positions.

      Although the Fund will not be a commodity pool, certain Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission ("CFTC") which limit the extent to which the Fund can invest in such Derivatives. The Fund may invest in futures contracts and options with respect thereto or options on foreign currencies traded on an exchange regulated by the CFTC for bona fide hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

      The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the SEC, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

      Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., variation margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, Dreyfus will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


      Futures Transactions. The Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.


      Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

      Successful use of futures by the Fund also depends on the ability of Dreyfus to predict correctly movements in the direction of the relevant market and to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or high quality money market instruments in connection with its futures transactions in an amount generally equal to the value of the underlying futures position exposure. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

      The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. The Fund may also purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

      Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed-rate payments). The exchange commitments can involve payments to be made in the same currency or in different currencies. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Dreyfus is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if Dreyfus is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

      Credit Derivatives. The Fund may engage in credit derivative transactions. There are two broad categories of credit derivatives: default price risk derivatives and market spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Dreyfus is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if Dreyfus is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Fund. The Fund's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Fund purchases a default option on a security, and if no default occurs with respect to the security, the Fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Fund's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.

      Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

      A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

      There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

      The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires. The Fund also may purchase cash-settled options on equity index swaps and interest rate swaps, respectively, in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by the Fund of options will be subject to the ability of Dreyfus to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies, or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

      Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.


      Master/Feeder Option. The Trust may in the future seek to achieve the Fund's investment objective by investing all of the Fund's net investable assets in another investment Company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. Shareholders of the Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of the Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiency. Although the Fund believes that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

Investment Restrictions

      Fundamental. The Fund has adopted the following restrictions as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. The Fund may not:

      1. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this limitation, U.S. Government securities and state or municipal governments and their political subdivisions are not considered members of any industry.)

      2. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the Fund may borrow money in an amount not exceeding one third of the Fund's total assets at the time of such borrowing, and (b) the Fund may issue multiple classes of shares. The purchase or sale of options, forward contacts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

      3. Purchase, with respect to 75% of the Fund's total assets, securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      4. Make loans or lend securities, if as a result thereof more than one-third of the Fund's total assets would be subject to all such loans. For purposes of this limitation debt instruments and repurchase agreements shall not be treated as loans.

      5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate, including mortgage loans or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

      6. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting.

      7. Purchase or sell commodities, except that the Fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

      The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its investable assets in securities of a single, open-end management investment Trust with substantially the same fundamental investment objective, policies, and limitations as the Fund.

      Non-fundamental. The Fund has adopted the following additional non-fundamental investment restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.

      1. The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this limitation, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 and securities which may be resold under Rule 144A under the Securities Act of 1933, provided that the Board of Trustees, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

      2. The Fund will not invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

      3. The Fund will not purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.


      4. The Fund will not sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and this Statement of Additional Information.


      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act.

      If the Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether the Fund remains an appropriate investment in light of the shareholder's then-current position and needs.



                             MANAGEMENT OF THE FUND




Trustees and Officers


      The Trust's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund. These companies are as follows:


      The Dreyfus Corporation....................Investment Adviser
      Dreyfus Service Corporaiton.......................Distributor
      Dreyfus Transfer, Inc..........................Transfer Agent
      Mellon Bank.........................................Custodian

      The Trust has a Board composed of eight Trustees. The following lists the Trustees and officers and their positions with the Trust and their present and principal occupations during the past five years. Each Trustee who is an "interested person" of the Trust (as defined in the 1940 Act) is indicated by an asterisk(*). Each of the Trustees also serves as a Director of The Dreyfus/Laurel Funds, Inc. and as a Trustee of The Dreyfus/Laurel Tax-Free Municipal Funds and (collectively, with the Trust, the "Dreyfus/Laurel Funds") and the Dreyfus High Yield Strategies Fund.


Trustees of the Trust



 o+JOSEPH S. DIMARTINO. Chairman of the Board of the Trust. Since January 1995,
     Mr. DiMartino has served as Chairman of the Board for various funds in the Dreyfus Family of Funds. He is also a Director of The Muscular Dystrophy Association; HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs; Carlyle Industries, Inc. (formerly, Belding Heminway Company, Inc.), a button packager and distributor, Century Business Services, Inc. (formerly, International Alliance Services, Inc.), a provider of various outsourcing functions for small and medium sized companies and QuikCat.com, Inc., a private company engaged in the development of high speed movement, routing, storage and encryption of data across cable, wireless and all other modes of data transport. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of Dreyfus and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Financial Corporation. Age: 56 years old.
     Address: 200 Park Avenue, New York, New York 10166.

 o+JAMES M. FITZGIBBONS. Trustee of the Trust; Director, Lumber Mutual Insurance
     Company; Director, Barrett Resources, Inc.; Chairman of the Board, Davidson Cotton Company; former Chairman of the Board and CEO of Fieldcrest Cannon, Inc. Age: 65 years old. Address: 40 Norfolk Road, Brookline, Massachusetts 02167.

 o*J. TOMLINSON FORT. Trustee of the Trust; Of Counsel, Reed, Smith, Shaw &
     McClay (law firm). Age: 72 years old. Address: 204 Woodcock Drive, Pittsburgh, Pennsylvania 15215.

 o+ARTHUR L. GOESCHEL. Trustee of the Trust; Director, Calgon Carbon
     Corporation; Director, Cerex Corporation; former Chairman of the Board and Director, Rexene Corporation. Age: 78 years old. Address: Way Hollow Road and Woodland Road, Sewickley, Pennsylvania 15143.

 o+KENNETH A. HIMMEL. Trustee of the Trust; President & CEO, The Palladium
     Company; President & CEO, Himmel and Company, Inc.; CEO, American Food Management; former Director, The Boston Company, Inc. ("TBC"), and Boston Safe Deposit and Trust Company, each an affiliate of Dreyfus. Age: 53 years old. Address: 625 Madison Avenue, New York, New York 10022.

 o+STEPHEN J. LOCKWOOD. Trustee of the Trust; Chairman of the Board and CEO, LDG
     Reinsurance Corporation; Vice Chairman, HCCH. Age 52 years old. Address:
     401 Edgewater Place, Wakefield, Massachusetts 01880.





 o+ROSLYN M. WATSON. Trustee of the Trust; Principal, Watson Ventures, Inc.;
     Director, American Express Centurion Bank; Director, Ontario Hydro Services Company; Trustee, the Hyams Foundation, Inc. Age: 50 years old. Address: 25 Braddock Park, Boston, Massachusetts 02116-5816.

 o+BENAREE PRATT WILEY. Trustee of the Trust; President and CEO of The
     Partnership, an organization dedicated to increasing the representation of African Americans in positions of leadership, influence and decision-making in Boston, MA; Trustee, Boston College; Trustee, WGBH Educational Foundation; Trustee, Children's Hospital; Director, The Greater Boston Chamber of Commerce; Director, The First Albany Companies, Inc.; from April 1995 to March 1998, Director, TBC. Age: 53 years old. Address: 334 Boylston Street, Suite 400, Boston, Massachusetts 02146.

     --------------------------------
* "Interested person" of the Trust, as defined in the 1940 Act. o Member of the Audit Committee. + Member of the Nominating Committee.



Officers of the Trust


 STEPHEN E. CANTER. President of the Trust; President, Chief Operating Officer, and Chief Investment Officer of Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. Mr. Canter also is a Director or an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 54 years old.

 MARK N. JACOBS. Vice President of the Trust; Vice President, Secretary, and
     General Counsel to Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. He is 54 years old.

JOSEPH CONNOLLY. Vice President and Treasurer of the Trust; Director - Mutual
      Fund Accounting of Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. He is 42 years old.

 STEVEN F. NEWMAN. Secretary of the Trust; Associate General Counsel and
     Assistant Secretary of Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. He is 50 years old.

 JEFF PRUSNOFSKY. Assistant Secretary of the Trust; Assistant General Counsel of
     Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. He is 34 years old.

 MICHAEL A. ROSENBERG. Assistant Secretary of the Trust; Associate General
     Counsel of Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. He is 40 years old.

 WILLIAM MCDOWELL. Assistant Treasurer of the Trust; Senior Accounting Manager -
     Taxable Fixed Income of Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. He is 41 years old.

 JAMES WINDELS. Assistant Treasurer of the Trust; Senior Treasury Manager of
     Dreyfus; and an officer of other investment companies advised and administered by Dreyfus. He is 41 years old.

      The address of each Fund officer is 200 Park Avenue, New York, New York 10166.

      No officer or employee of the Distributor (or of any parent, subsidiary or affiliate thereof) receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Dreyfus/Laurel Funds pay each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) $40,000 per annum, plus $5,000 per joint Dreyfus/Laurel Funds Board meeting attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone. The Dreyfus/Laurel Funds also reimburse each Director/Trustee who is not an "interested person" of the Trust (as defined in the 1940 Act) for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund.




      In addition, the Trust currently has three Emeritus Board members who are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members.




      The aggregate amounts of fees and expenses received by each current Trustee from the Trust for the fiscal year ended December 31, 1999, and from all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board members total compensation)* during the year ended December 31, 1999, were as follows:


                                               Total Compensation
                        Aggregate              From the Trust
Name of Board           Compensation           and Fund Complex
Member                  From the Trust#        Paid to Board Member


Joseph S. DiMartino**   $25,000                $642,177 (189)

James M. Fitzgibbons    $16,666                $74,989 (28)

J. Tomlinson Fort***.   None                   none (28)

Arthur L. Goeschel      $20,000                $80,989 (28)

Kenneth A. Himmel       $16,666                $62,489 (28)

Stephen J. Lockwood     $18,333                $68,989 (28)

Roslyn M. Watson        $20,000                $80,989 (28)

Benaree Pratt Wiley     $20,000                $80,989 (28)

----------------------------

# Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Trustees. Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,503.61 for the Trust.

* Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

** Mr. DiMartino became Chairman of the Board of the Dreyfus/Laurel Funds on January 1, 1999.

*** J. Tomlinson Fort is paid directly by Dreyfus for serving as a Board member of the Trust and the funds in the Dreyfus/Laurel Funds and separately by the Dreyfus High Yield Strategies Fund. For the fiscal year ended December 31, 1999, the aggregate amount of fees received by J. Tomlinson Fort from Dreyfus for serving as a Board member of the Trust was $20,000. For the year ended December 31, 1999, the aggregate amount of fees received by Mr. Fort for serving as a Board member of all funds in the Dreyfus/Laurel Funds (including the Trust) and Dreyfus High Yield Strategies Fund (for which payment is made directly by the fund) was $80,989. In addition, Dreyfus reimbursed Mr. Fort a total of $1,447.60 for expenses attributable to the Trust's Board meetings which is not included in the $2,503.61 amount in note # above.




      The officers and Trustees of the Trust as a group owned beneficially less than 1% of the total shares of the Fund outstanding as of April 3, 2000.

      As of April 3, 2000, the following shareholder(s) owned beneficially or of record 5% or more of Class A shares of the Fund: MLPF & S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, 18.55% and First Union Securities, Inc., TIFKAT LP, 111 East Kilbourn Avenue, Milwaukee, WI 53202, 9.97%; and Turner Corp., 901 Main Street, Suite 4900, Dallas, TX 75202-3714, 5.22%.

      As of April 3, 2000 the following shareholder(s) owned beneficially or of record 5% or more of Class B shares of the Fund: MLPF & S For The Sole Benefit Of Its Customers, 4800 Deer Lake Dr. E., Floor 3, Jacksonville, FL 32246-6484, 37.52%.

      As of April 3, 2000 the following shareholder(s) owned beneficially or of record 5% or more of Class R shares of the Fund: MBCIC, C/O Mellon Bank, 919 N. Market Street, Wilmington, DE 19801-3023, 51.18% and Boston & Co., P.O. Box 534005, Pittsburgh, PA, 15253, 39.65%.

      A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


                             MANAGEMENT ARRANGEMENTS

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Expenses" and "Management."


      Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the 25 largest bank holding companies in the United States based on total assets.

     Management Agreement. Dreyfus serves as the investment manager for the Fund pursuant to an Investment Management Agreement with the Trust (the "Management Agreement"), subject to the overall authority of the Trust's Board of Trustees in accordance with Massachusetts law. Pursuant to the Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide, investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. As investment manager, Dreyfus manages the Fund by making investment decisions based on the Fund's investment objective, policies and restrictions. The Management Agreement is subject to review and approval at least annually by the Board of Trustees.

     The Management Agreement will continue from year to year provided that a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and either a majority (as defined in the 1940 Act) of all Trustees or a majority of the shareholders of the Fund approve its continuance. The Trust may terminate the Management Agreement upon the vote of a majority of the Board of Trustees or upon the vote of a majority of the Fund's outstanding voting securities on 60 days' written notice to Dreyfus. Dreyfus may terminate the Management Agreement upon 60 days' written notice to the Trust. The Management Agreement will terminate immediately and automatically upon its assignment.

     The following persons are officers and/or directors of Dreyfus: Christopher
M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice-Chairman-Institutional and a director; Lawrence
S. Kash, Vice Chairman; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Stephen R. Byers, Senior Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Diane P. Durnin, Vice President-Product Development; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Ray Van Cott, Vice-President-Information Systems; Theodore A. Schachar, Vice President-Tax; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.

      Dreyfus' Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by Dreyfus. In that regard, portfolio managers and other investment personnel of Dreyfus must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the Code of Ethics's preclearance and disclosure procedures and the requirements of the Committee, may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.


      Expenses. Under the Management Agreement, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of 0.70 of 1% of the value of the Fund's average daily net assets. Dreyfus pays all of the Fund's expenses, except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee by an amount equal to the Fund's allocable share of such fees and expenses. From time to time, Dreyfus may voluntarily waive a portion of the investment management fees payable by the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing return to investors. Expenses attributable to the Fund are charged against the Fund's assets; other expenses of the Trust are allocated among its funds on the basis determined by the Trustees, including, but not limited to, proportionately in relation to the net assets of each fund.


      For the period from May 30, 1997 (the date the Fund commenced operations) to December 31, 1997, the Fund paid Dreyfus a management fee of $595,072. For the fiscal year ended December 31, 1998 and 1999, the Fund paid Dreyfus a management fee of $4,630,486, and $6,557,372, respectively.

      The Distributor. Effective March 22, 2000, Dreyfus Service Corporation became the distributor to the Fund. The Distributor, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Fund. The Distributor may use part or all of such payments to pay certain banks, securities brokers or dealers and other financial institutions ("Agents") for these services. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds.

      From October 17, 1994 through March 21, 2000, the distributor of the Fund's shares was Premier Mutual Fund Services, Inc. ("Premier"). Since the Distributor was not the Fund's distributor as of the Fund's last fiscal year end, the disclosure of amounts retained on the sale of shares of the Fund refers to amounts retained by Premier.

      For the fiscal year ended December 31, 1999, Premier retained $41,968.72 from the sales loads on the Fund's Class A shares. For the same period, Premier retained $1,431,344 from the contingent deferred sales charge ("CDSC") on Class B shares. For the same period, Premier retained $80,030 from the CDSC on Class C shares. For the fiscal year ended December 31, 1998, Premier retained no sales loads on the Fund's Class A shares. For the same period, Premier retained $914,067 from the CDSC on Class B shares. For the same period, Premier retained $182,439 from the CDSC on Class C shares. For the period from May 30, 1997 (the date the Fund commenced operations) to December 31, 1997, Premier retained no sales loads on the Fund's Class A shares. For the same period, Premier retained $35,540 from the CDSC on Class B shares. For the same period, Premier retained $10,967 from the CDSC on Class C shares.

     Transfer and Dividend Disbursing Agent and Custodian. Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund transfer and dividend disbursing agent. Under a transfer agency agreement with the Trust, Dreyfus Transfer, Inc. arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund, and the payment of dividends and distributions payable by the Fund. For these services, Dreyfus Transfer, Inc. receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


      Mellon Bank, the parent of Dreyfus, located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as the custodian of the Fund's investments. Under a custody agreement with the Trust, Mellon Bank holds the Fund's portfolio securities and keeps all necessary accounts and records. Dreyfus Transfer, Inc. and Mellon Bank, as custodian, have no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.


                               PURCHASE OF SHARES

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies," "Services for Fund Investors," "Instructions for Regular Accounts," and "Instructions for IRAs."

      General. When purchasing Fund shares, you must specify which Class is being purchased. The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in the Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class B or Class C shares would be less than the accumulated distribution fee and initial sales charge on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A shares. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution and service fees on Class B or Class C shares may exceed the accumulated distribution fees and initial sales charge on Class A shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. For example, while Class C shares have a shorter CDSC period than Class B shares, Class C shares do not have a conversion feature and, therefore, are subject to ongoing distribution and service fees. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Generally, Class A shares may be more appropriate for investors who invest $1,000,000 or more in Fund shares, but will not be appropriate for investors who invest less than $50,000 in Fund shares. The Fund reserves the right to reject any purchase order.

      Class A shares, Class B shares and Class C shares may be purchased only by clients of Agents, except that full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Trust's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Agent.

      Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Fund distributed to them by virtue of such an account or relationship. Class R shares may be purchased for a retirement plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such a plan. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

      The minimum initial investment is $1,000. Subsequent investments must be at least $100. The minimum initial investment for Dreyfus-sponsored self-employed individual retirement plans ("Keogh Plans"), IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant is $750 and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases except that the no minimum on Education IRAs does not apply until after the first year. The initial investment must be accompanied by the Fund's Account Application. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

      The Internal Revenue Code of 1986, as amended (the "Code") imposes various limitations on the amount that may be contributed annually to certain qualified or non-qualified employee benefit plans or other programs, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"). These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in the Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.


      Fund shares are sold on a continuous basis. NAV per share is determined as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (currently 4:00 p.m., New York time), on each day the NYSE is open for business. For purposes of determining NAV, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the NYSE. NAV per share of each class is computed by dividing the value of the Fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding. For information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."


      If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on the next business day, except where shares are purchased through a dealer as provided below.

      Orders for the purchase of Fund shares received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee by the close of its business day (normally 5:15 p.m., New York time) will be based on the public offering price per share determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined NAV. It is the dealers' responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

      Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees which would be in addition to any amounts which might be received under the Distribution and Service Plans. Each Agent has agreed to transmit to its clients a schedule of such fees. You should consult your Agent in this regard.


      The Distributor may pay dealers a fee based on the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Generally, the fee paid to dealers will not exceed 1% of the amount invested through such dealers. The Distributor, however, may pay dealers a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

      Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").


      Class A Shares. The public offering price for Class A shares is the NAV of that Class, plus a sales load as shown below:

                          Total Sales Load as a %       Dealers'Reallowance
 Amount of Transaction    of Offering Price Per Share   as a % of Offering Price
----------------------    ---------------------------   ------------------------
 Less than $50,000                  4.50                      4.25
 $50,000 to less than $100,000      4.00                      3.75
 $100,000 to less than $250,000     3.00                      2.75
 $250,000 to less than $500,000     2.50                      2.25
 $500,000 to less than $1,000,000   2.00                      1.75
 $1,000,000 or more                 -0-                       -0-

      Sales Loads -- Class A. The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


      Set forth below is an example of the method of computing the offering price of the Fund's Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth above and in the Fund's Prospectus at a price based upon the NAV of a Class A share at the close of business on December 31, 1999.

      NAV per Share                                       $10.45

      Per Share Sales Charge - 4.5% of offering price
        (4.7% of NAV per share)                           $  .49

      Per Share Offering Price to the Public              $10.94


      There is no initial sales charge on purchases of $1,000,000 or more of Class A shares. However, if you purchase Class A shares without an initial sales charge as part of an investment of at least $1,000,000 and redeem all or a portion of those shares within one year of purchase, a CDSC of 1.00% will be assessed at the time of redemption. The Distributor may pay Agents an amount up to 1% of the NAV of Class A shares purchased by their clients that are subject to a CDSC. The terms contained below under "Redemption of Shares - Contingent Deferred Sales Charge - Class B Shares" (other than the amount of the CDSC and time periods) and "Redemption of Shares - Waiver of CDSC" are applicable to the Class A shares subject to a CDSC. Letter of Intent and Right of Accumulation apply to such purchases of Class A shares.


      Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program, or for their spouses or minor children at NAV, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at NAV. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, Board members of a fund advised by Dreyfus, including members of the Trust's Board, or the spouse or minor child of any of the foregoing.


      Class A shares are offered at NAV without a sales load to employees participating in Eligible Benefit Plans. Class A shares also may be purchased (including by exchange) at NAV without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan
(a) met the requirements of an Eligible Benefit Plan and all or a portion of such plan's assets were invested in funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders Asset Management LLC ("Founders"), an affiliate of Dreyfus, or certain other products made available by the Distributor to such plans, or (b) invested all of its assets in certain funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds, certain funds advised by Founders or certain other products made available by the Distributor to such plans.


      Class A shares may be purchased at NAV through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by Dreyfus or its affiliates. The purchase of Class A shares of the Fund must be made within 60 days of such redemption and the shareholder must have either (i) paid an initial sales charge or a CDSC or
(ii) been obligated to pay at any time during the holding period, but did not actually pay on redemption, a deferred sales charge with respect to such redeemed shares.

      Class A shares also may be purchased at NAV, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States,
(ii) a State, county or city or intrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 664 of the Code).

      The dealer reallowance may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares.


      Class B Shares. The public offering price for Class B shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Fund's Prospectus.


      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative NAVs for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

      Class C Shares. The public offering price for Class C shares is the NAV per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Class B Shares" above and "How to Redeem Shares."


      Class B and C Shares. The Distributor compensates certain Agents for selling Class B and Class C shares at the time of purchase from the Distributor's own assets. The proceeds of the CDSC and the distribution fee, in part, are used to defray these expenses.


      Class R Shares. The public offering price for Class R shares is the NAV per share of that Class.


      Right of Accumulation--Class A Shares. Reduced sales loads apply to any purchase of Class A shares, shares of other funds in the Dreyfus Premier Family of Funds which are sold with a sales load, shares of certain other funds advised by Dreyfus or Founders, which are sold with a sales load and shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), by you and any related "purchaser" as defined above, where the aggregate investment, including such purchase, is $50,000 or more. If, for example, you previously purchased and still hold Class A shares of the Fund, or shares of any other Eligible Fund or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of the Fund or shares of an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4% of the offering price. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


      To qualify for reduced sales loads, at the time of purchase you or your Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      TeleTransfer Privilege. You may purchase Fund shares by telephone through the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution that is an Automated Clearing House ("ACH") member may be so designated. TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that the Transfer Agent and the NYSE are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the NYSE are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - TeleTransfer Privilege." The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

      Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

      In-Kind Purchases. If the following conditions are satisfied, the Fund may at its discretion, permit the purchase of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to $25,000. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

      The basis of the exchange will depend upon the relative NAVs of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Fund and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities. For further information about "in-kind" purchases, call 1-800-554-4611.

      Share Certificates. Share certificates are issued upon written request only. No certificates are issued for fractional shares.


                         DISTRIBUTION AND SERVICE PLANS

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Your Investment."

      Class A, Class B and Class C shares are subject to annual fees for distribution and shareholder services.

      The SEC has adopted Rule 12b-1 under the 1940 Act (the "Rule") regulating the circumstances under which investment companies such as the Trust may, directly or indirectly, bear the expenses of distributing their shares. The Rule defines distribution expenses to include expenditures for "any activity which is primarily intended to result in the sale of fund shares." The Rule, among other things, provides that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule.


      Distribution Plan--Class A Shares. The Trust has adopted a Distribution Plan pursuant to the Rule with respect to the Class A shares of the Fund ("Class A Plan"), whereby Class A shares of the Fund may spend annually up to 0.25% of the average of its net assets to compensate Mellon Bank and its affiliates (including but not limited to Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund. The Class A Plan allows the Distributor to make payments from the Rule 12b-1 fees it collects from the Fund to compensate Agents that have entered into Selling Agreements ("Agreements") with the Distributor. Under the Agreements, the Agents are obligated to provide distribution related services with regard to the Fund and/or shareholder services to the Agent's clients that own Class A shares of the Fund.

      The Class A Plan provides that a report of the amounts expended under the Class A Plan, and the purposes for which such expenditures were incurred, must be made to the Trust's Trustees for their review at least quarterly. In addition, the Class A Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Class A Plan without approval of the Fund's shareholders, and that other material amendments of the Class A Plan must be approved by the vote of a majority of the Trustees and of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Distributor and who do not have any direct or indirect financial interest in the operation of the Class A Plan, cast in person at a meeting called for the purpose of considering such amendments. The Class A Plan is subject to annual approval by the entire Board of Trustees and by the Trustees who are neither interested persons nor have any direct or indirect financial interest in the operation of the Class A Plan, by vote cast in person at a meeting called for the purpose of voting on the Class A Plan. The Class A Plan is terminable, as to the Fund's Class A shares, at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Class A Plan or by vote of the holders of a majority of the outstanding shares of such class of the Fund.

      Distribution and Service Plans -- Class B and Class C Shares.In addition to the above described current Class A Plan for Class A shares, the Board of Trustees has adopted a Service Plan (the "Service Plan") under the Rule for Class B and Class C shares, pursuant to which the Fund pays the Distributor, and/or any of its affiliates, a fee at the annual rate of 0.25% of the value of the average daily net assets of Class B and Class C shares for the provision of certain services to the holders of Class B and Class C shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and providing services related to the maintenance of such shareholder accounts. With regard to such services, each Agent is required to disclose to its clients any compensation payable to it by the Fund and any other compensation payable by its clients in connection with the investment of their assets in Class B and Class C shares. The Distributor may pay one or more Agents in respect of services for these Classes of shares. The Distributor determines the amounts, if any, to be paid to Agents under the Service Plan and the basis on which such payments are made. The Trust's Board of Trustees has also adopted a Distribution Plan pursuant to the Rule with respect to Class B and Class C shares (the "Distribution Plan") pursuant to which the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an aggregate annual rate of 0.50% and 0.75% of the value of the average daily net assets of Class B and Class C shares, respectively. The Trust's Board of Trustees believes that there is a reasonable likelihood that the Distribution and Service Plans (the "Plans") will benefit the Fund and the holders of Class B and Class C shares.

      A quarterly report of the amounts expended under each Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, each Plan provides that it may not be amended to increase materially the cost which holders of Class B or Class C shares may bear pursuant to the Plan without the approval of the holders of such Classes and that other material amendments of the Plan must be approved by the Board of Trustees and by the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or by vote of the holders of a majority of Class B and Class C shares.


      An Agent entitled to receive compensation for selling and servicing the Fund's shares may receive different compensation with respect to one Class of shares over another. Potential investors should read this Statement of Additional Information in light of the terms governing Agreements with their Agents. The fees payable under the Distribution and Service Plans are payable without regard to actual expenses incurred. The Fund and the Distributor may suspend or reduce payments under the Distribution and Service Plans at any time, and payments are subject to the continuation of the Fund's Plans and the Agreements described above. From time to time, the Agents, the Distributor and the Fund may voluntarily agree to reduce the maximum fees payable under the Plans.


      From October 17, 1994 through March 21, 2000, Premier acted as the Fund's distributor and received payments under the Class A Plan, Distribution Plan and Service Plan. Set forth below are the total amounts paid by the Fund to Premier, as the distributor, for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund, with respect to the Class A Plan, for distributing the Fund's Class B and Class C shares, with respect to the Distribution Plan, and for the provision of certain services to the holders of Class B and Class C shares with respect to the Service Plan, for the fiscal year ended December 31, 1999. Also set forth below are payments received by the Distributor, prior to it becoming the fund's distributor, for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares of the Fund, with respect to the Class A Plan, and for the provision of certain services to the holders of Class B and Class C shares, with respect to the Service Plan, for the same time period.

      For the fiscal year ended December 31, 1999, the Fund paid Premier and the Distributor $294,733 and $40,328, respectively, pursuant to the Class A Plan. For the fiscal year ended December 31, 1999, the Fund paid Premier $2,994,350 and $1,527,402, pursuant to the Distribution Plan with respect to Class B and Class C shares, respectively, and paid Premier and the Distributor $221,668 and $1,275,507, respectively, pursuant to the Service Plan with respect to Class B shares and $42,057 and $467,077, respectively, pursuant to the Service Plan with respect to Class C shares.


                              REDEMPTION OF SHARES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Account Policies," "Services For Fund Investors," "Instructions for Regular Accounts" and "Instructions for IRAs."

      General. If you hold Fund shares of more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.

      The Fund imposes no charges (other than any applicable CDSC) when shares are redeemed. Agents may charge their clients a fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current NAV per share.


      Procedures. You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, or, through the Check Writing Privilege with respect to Class A shares only, which is granted automatically (if you invest in Class A shares) unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Check Writing Privilege may be established for an existing account by a separate signed Shareholder Services Form. You also may redeem shares through the TeleTransfer Privilege if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholders Services Form with the Transfer Agent. If you are a client of certain Agents ("Selected Dealers"), you may redeem Fund shares through the Selected Dealer. Other redemption procedures may be in effect for clients of other Agents and institutions. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs, or other retirement plans, and shares for which certificates have been issued, are not eligible for the Check Writing or TeleTransfer Privilege.

      You may redeem Fund shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select the TeleTransfer privilege or telephone exchange privilege, which is granted automatically unless you refuse it, you authorize the Transfer Agent to act on telephone instructions (including The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


      During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a TeleTransfer redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if TeleTransfer redemption had been used. During the delay, the Fund's NAV may fluctuate.


      Check Writing Privilege - Class A. Investors may write Redemption Checks ("Checks") drawn on their Fund accounts. The Fund provides Checks to investors in Class A shares automatically upon opening an account, unless such investors specifically refuse the Check Writing Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Check Writing Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on the investor's Fund account and may be made payable to the order of any person in an amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional Class A shares in the investor's account to cover the amount of the Check. Potential fluctuations in the NAV of Class A should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.


      If the amount of the Check is greater than the value of the shares in an investor's account, the Check will be returned marked insufficient funds. Checks should not be used to close an account. Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon request or if the Transfer Agent cannot honor a Check because of insufficient funds or other valid reason. Investors should date Checks with the current date when writing them. Please do not postdate Checks. If Checks are postdated, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

      This privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.

      Redemption Through a Selected Dealer. Customers of Selected Dealers may make redemption requests to their Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the NYSE (currently 4:00 p.m., New York time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of Fund shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (normally 5:15 p.m., New York time) are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the Fund shares will be redeemed at the next determined NAV per share. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

      Reinvestment Privilege. Upon written request, you may reinvest up to the number of Class A or Class B shares you have redeemed, within 45 days of redemption, at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the Class A or Class B shares reinvested. The Reinvestment Privilege may be exercised only once.


      TeleTransfer Privilege. You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request. Investors should be aware that if they have selected the TeleTransfer Privilege, any request for a wire redemption will be effected as a TeleTransfer transaction through the ACH system unless more prompt transmittal specifically is requested. Holders of jointly registered Fund or bank accounts may redeem through the TeleTransfer Privilege for transfer to their bank account only up to $500,000 within any 30-day period. See "Purchase of Shares--TeleTransfer Privilege."


      Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

      Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemptions in excess of such amount, the Trustees reserve the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges might be incurred.

      Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

      Contingent Deferred Sales Charge - Class B Shares. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current NAV of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the NAV of the Class B shares redeemed does not exceed (i) the current NAV of Class B shares acquired through reinvestment of dividends or other distributions, plus (ii) increases in the NAV of Class B shares above the dollar amount of all your payments for the purchase of Class B shares of the Fund held by you at the time of redemption.

      If the aggregate value of the Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; then of amounts representing the cost of shares purchased six years prior to the redemption; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable six-year period.

      For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the NAV has appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      For purposes of determining the applicable CDSC payable with respect to redemption of Class B shares of the Fund where such shares were acquired through exchange of Class B shares of another fund advised by Dreyfus, the year since purchase payment was made is based on the date of purchase of the original Class B shares of the fund exchanged.

      Contingent Deferred Sales Charge - Class C Shares. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge - Class B Shares" above.


      Waiver of CDSC. The CDSC applicable to Class B and Class C shares (and to certain Class A shares) may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Eligible Benefit Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise,
(d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Trust's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the Prospectus or this Statement of Additional Information at the time of the purchase of such shares.


      To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

                              SHAREHOLDER SERVICES

      The following information supplements and should be read in conjunction with the sections in the Fund's Prospectus entitled "Account Policies" and "Services for Fund Investors."


      Fund Exchanges. You may purchase, in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state residence. Shares of the same Class of such other funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:


           A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

           B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

           C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

           D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or other distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

           E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, an investor's Agent must notify the Transfer Agent of the investor's prior ownership of shares with a sales load and the investor's account number. Any such exchange is subject to confirmation of an investor's holdings through a check of appropriate records.

      You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Auto-Exchange Privilege, Dividend Sweep and the Automatic Withdrawal Plan.

      To request an exchange, an investor or an investor's Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. The Telephone Exchange Privilege may be established for an existing account by written request signed by all shareholders on the account, by a separate signed Shareholder Services Form, available by calling 1-800-554-4611, or by oral request from any of the authorized signatories on the account, also by calling 1-800-554-4611. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions (including over The Dreyfus Touch(R) automated telephone system) from any person representing himself or herself to be the investor or a representative of the investor's Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC.

      Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.


      Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder. The amount the investor designates, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule the investor has selected. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV per share as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRAs and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

      The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to Dreyfus Premier Limited Term High Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. For more information concerning this Privilege and the funds in the Dreyfus Premier Family of Funds, the Dreyfus Family of Funds or the Dreyfus Founders Family of Funds eligible to participate in this Privilege, or to obtain an Auto-Exchange Authorization Form, please call toll free 1-800-554-4611.


      Fund exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange and, therefore, an exchanging shareholder (other than a tax-exempt Retirement Plan) may realize a taxable gain or loss.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Fund reserves the right to reject any exchange request in whole or in part. The Fund exchange service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      Dreyfus-Automatic Asset Builder(R). Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-554-4611. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to Dreyfus Premier Limited Term High Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587 and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

      Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and other distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-554-4611. Automatic Withdrawal may be terminated at any time by the investor, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      Particular Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

      No CDSC with respect to Class B shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that the amounts withdrawn under the plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Automatic Withdrawal Plan. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed on an annual basis 12% of the value of the shareholder's account will be subject to a CDSC on the amounts exceeding 12% of the initial account value. Class C shares, and Class A shares to which a CDSC applies, that are withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.


      Dividend Options. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, of which you are a shareholder. Shares of certain other funds in other funds purchased pursuant to this Privilege will be purchased on the basis of relative NAV per share as follows:


     A. Dividends and other distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

     B. Dividends and other distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Dividends and other distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or other distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

     D. Dividends and other distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

      Dividend ACH permits you to transfer electronically dividends or dividends and other distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

      For more information concerning these Privileges, or to request a Dividend Options Form, please call toll free 1-800-554-4611. You may cancel these Privileges by mailing written notification to Dreyfus Premier Limited Term High Income Fund, P.O. Box 6587, Providence, Rhode Island 02940-6587. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

      Government Direct Deposit Privilege. Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. You should consider whether Direct Deposit of your entire payment into a fund with fluctuating NAV, such as the Fund, may be appropriate for you. To enroll in Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained from your Agent or by calling 1-800-554-4611. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. Further, the Fund may terminate your participation upon 30 days' notice to you.

      Letter of Intent--Class A Shares. By signing a Letter of Intent form, which can be obtained by calling 1-800-554-4611, you become eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $5,000 is required. To compute the applicable sales load, the offering price of shares you hold (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

      The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. The escrow will be released when you fulfill the terms of the Letter of Intent by purchasing the specified amount. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, you will be requested to remit an amount equal to the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made. If such remittance is not received within 20 days, the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the Fund held in escrow to realize the difference. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter of Intent was executed.

      Retirement Plans. The Fund makes available a variety of pension and profit-sharing plans, including Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs, rollover IRAs and Education IRAs), 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-554-4611; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

      Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

      The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

               ADDITIONAL INFORMATION ABOUT PURCHASES,
                            EXCHANGES AND REDEMPTIONS

      The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund's management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

      The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to non-IRA plan accounts.

      During times of drastic economic or market conditions, the Fund may suspend Fund exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined NAV but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Account Policies."

      Valuation of Portfolio Securities. Substantially all of the Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service (the "Service") approved by the Fund's Board. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are not valued by the Service and are carried at amortized cost, which approximates value. Debt securities that are not valued by the Service are valued at the average of the most recent bid and asked prices in the market in which such investments are primarily traded, or at the last sales price for securities traded primarily on an exchange. In the absence of reported sales of investments traded primarily on an exchange, the average of the most recent bid and asked prices is used. Bid price is used when no asked price is available. Investments traded in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. If the Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of NAV may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Expenses and fees, including the management fee, are accrued daily and are taken into account for the purpose of determining the NAV of Fund shares.

      NYSE Closings.  The holidays (as observed) on which the NYSE
      -------------
is currently scheduled to be closed are: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


              DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distributions and Taxes."

      General. The Fund ordinarily declares daily and pays monthly dividends from its net investment income and distributes net realized capital gains and gains from foreign currency transactions, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the 1940 Act. All expenses are accrued daily and deducted before declaration of dividends to investors. The Fund will not make distributions from net realized capital gains unless all capital loss carryovers, if any, have been utilized or have expired. Shares begin accruing dividends on the day following the date of purchase. The Fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the next business day. If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. Dividends paid by each Class are calculated at the same time and in the same manner and are in the same amount, except that the expenses attributable solely to a particular Class are borne exclusively by that Class. Class B and Class C shares will receive lower per share dividends than Class A shares, which will in turn receive lower per share dividends than Class R shares, because of the higher expenses borne by the relevant Classes.

      Investors other than qualified retirement plans may choose whether to receive dividends and other distributions in cash, to receive dividends in cash and reinvest other distributions in additional Fund shares at NAV, or to reinvest both dividends and other distributions in additional Fund shares at NAV; dividends and other distributions paid to qualified retirement plans are reinvested automatically in additional Fund shares at NAV.

      It is expected that the Fund will continue to qualify for treatment as a regulated investment company ("RIC") under the Code so long as such qualification is in the best interests of its shareholders. Such qualification will relieve the Fund of any liability for federal income tax to the extent its earnings and realized gains are distributed in accordance with applicable provisions of the Code. To qualify for treatment as a RIC under the Code, the Fund -- which is treated as a separate corporation for federal tax purposes --
(1) must distribute to its shareholders each year at least 90% of its investment company taxable income (generally consisting of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) ("Distribution Requirement"), (2) must derive at least 90% of its annual gross income from specified sources ("Income Requirement"), and (3) must meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency. If the Fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment. The Fund will be subject to a non-deductible 4% excise tax ("Excise Tax") to the extent it fails to distribute substantially all of its taxable investment income and capital gains.

      Distributions. If you elect to receive dividends and other distributions in cash, and your distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest that distribution and all future distributions payable to you in additional Fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

      Dividends derived from net investment income, together with distributions from net realized short-term capital gains, net realized gains from certain foreign currency transactions and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds (collectively, "dividend distributions"), will be taxable to U.S. shareholders, including certain non-qualified retirement plans, as ordinary income to the extent of the Fund's earnings and profits, whether received in cash or reinvested in additional Fund shares. Distributions from net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to those shareholders as long-term capital gains regardless of how long the shareholders have held their Fund shares and whether the distributions are received in cash or reinvested in additional Fund shares.

      Dividend distributions paid by the Fund to a non-resident foreign investor generally are subject to U.S. withholding tax at the rate of 30%, unless the non-resident foreign investor claims the benefit of a lower rate specified in a tax treaty. Capital gain distributions paid by the Fund to a non-resident foreign investor, as well as the proceeds of any redemptions by such an investor, regardless of the extent to which gain or loss may be realized, generally are not subject to U.S. withholding tax. However, such distributions may be subject to backup withholding, unless the foreign investor certifies his or her non-U.S. residency status.

      Notice as to the tax status of your dividends and other distributions will be mailed to you annually. You also will receive periodic summaries of your account that will include information as to distributions paid during the year.


      Dividends and other distributions paid by the Fund to qualified retirement plans ordinarily will not be subject to taxation until the proceeds are distributed from the plans. The Fund will not report to the IRS distributions paid to such plans. Generally, distributions from qualified retirement plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59 1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. The administrator, trustee or custodian of a qualified retirement plan will be responsible for reporting distributions from the plan to the IRS. Moreover, certain contributions to a qualified retirement plan in excess of the amounts permitted by law may be subject to an excise tax. If a distributee of an "eligible rollover distribution" from a qualified retirement plan does not elect to have the distribution paid directly from the plan to an eligible retirement plan in a "direct rollover," the distribution is subject to 20% income tax withholding.


      The Fund must withhold and remit to the U.S. Treasury ("backup withholding") 31% of dividends, capital gain distributions and redemption proceeds, regardless of the extent to which gain or loss may be realized, payable to an individual or certain other non-corporate shareholder if the shareholder fails to furnish a TIN to the Fund and certify that it is correct. Backup withholding at that rate also is required from dividends and capital gain distributions payable to such a shareholder if (1) the shareholder fails to certify that he or she has not received notice from the IRS of being subject to backup withholding as a result of a failure properly to report taxable dividend or interest income on a federal income tax return or (2) the IRS notifies the Fund to institute backup withholding because the IRS determines that the shareholder's TIN is incorrect or that the shareholder has failed properly to report such income. A TIN is either the Social Security number, IRS individual taxpayer identification number or employer identification number of the record owner of an account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner and may be claimed as a credit on his or her federal income tax return.

      Any dividend or other distribution paid shortly after an investor's purchase of shares may have the effect of reducing the NAV of the shares below the cost of his or her investment. Such a distribution would be a return on investment in an economic sense, although taxable as discussed above. In addition, if a shareholder sells shares of the Fund held for six months or less and receives any capital gain distributions with respect to those shares, any loss incurred on the sale of those shares will be treated as a long-term capital loss to the extent of those distributions.

      Dividends and other distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      Interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      Foreign Currency and Hedging Transactions. Gains from the sale or other disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gains or losses from the disposition of foreign currencies and certain foreign-currency-denominated instruments (including debt instruments and financial forward, futures contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gain realized from the disposition of certain market discount bonds and from engaging in "conversion transactions" that otherwise would be treated as capital gain may be treated as ordinary income. "Conversion transactions" are defined to include certain option and straddle investments.

      Under Section 1256 of the Code, any gain or loss realized by the Fund on the exercise or lapse of, or closing transactions respecting, certain options, futures and forward contracts ("Section 1256 Contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value (a process known as "marking-to-market"), resulting in additional gain or loss to the Fund characterized in the same manner.

      Offsetting positions held by the Fund involving certain options, futures or forward contracts may constitute "straddles", which are defined to include "offsetting positions" in actively traded personal property. Under Section 1092 of the Code, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rule discussed above. The regulations under Section 1092 also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections (including an election as to straddles that include a position in one or more Section 1256 Contracts (so-called "mixed straddles")), the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

      Investment by the Fund in securities issued or acquired at a discount (for example, zero coupon securities) could, under special tax rules, affect the amount and timing of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund would be required to take into gross income annually a portion of the discount (or deemed discount) at which the securities were issued and could need to distribute that income to satisfy the Distribution Requirement and avoid imposition of the 4% excise tax referred to in the Fund's Prospectus under "Dividends, Other Distributions and Taxes." In that case, the Fund may have to dispose of securities it might otherwise have continued to hold in order to generate cash to satisfy these requirements.

      State and Local Taxes. Depending upon the extent of its activities in states and localities in which it is deemed to be conducting business, the fund may be subject to the tax laws thereof. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes to them.

      Foreign Shareholders - U.S. Federal Income Taxation. U.S. federal income taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder, as discussed below. Special U.S. federal income tax rules that differ from those described below may apply to certain foreign persons who invest in the Fund, such as a foreign shareholder entitled to claim the benefits of an applicable tax treaty. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

      Foreign Shareholders - Income Not Effectively Connected. Dividends distributed to a foreign shareholder whose ownership of Fund shares is not effectively connected with a U.S. trade or business carried on by the foreign shareholder generally will be subject to U.S. federal withholding tax of 30% (or lower treaty rate). Capital gains realized by foreign shareholders on the sale of Fund shares and distributions to them of net capital gain generally will not be subject to U.S. federal income tax unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year. In the case of certain foreign shareholders, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of capital gain distributions and of the gross proceeds from a redemption of Fund shares unless the shareholder furnishes the Fund with a certificate regarding the shareholder's foreign status.

      Foreign Shareholders - Effectively Connected Income. If a foreign shareholder's ownership of Fund shares is effectively connected with a U.S. trade or business carried on by the foreign shareholder, then all distributions to that shareholder and any gains realized by that shareholder on the disposition of Fund shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens and domestic corporations, as the case may be. Foreign shareholders also may be subject to the branch profits tax.

      Foreign Shareholders - Estate Tax. Foreign individuals generally are subject to federal estate tax on their U.S. situs property, such as shares of the Fund, that they own at the time of their death. Certain credits against that tax and relief under applicable tax treaties may be available.

                             PORTFOLIO TRANSACTIONS

      All portfolio transactions of the Fund are placed on behalf of the Fund by Dreyfus. Debt securities purchased and sold by the Fund are generally traded on a net basis (i.e., without commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer (the securities firm or bank dealing with the Fund) makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a spread. Other portfolio transactions may be executed through brokers acting as agent. The Fund will pay a spread or commissions in connection with such transactions. Dreyfus uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Fund and at spreads and commission rates, if any, which are reasonable in relation to the benefits received. Dreyfus also places transactions for other accounts that it provides with investment advice.

      Brokers and dealers involved in the execution of portfolio transactions on behalf of the Fund are selected on the basis of their professional capability and the value and quality of their services. In selecting brokers or dealers, Dreyfus will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any spreads (or commissions, if any). Any spread, commission, fee or other remuneration paid to an affiliated broker-dealer is paid pursuant to the Trust's procedures adopted in accordance with Rule 17e-1 under the 1940 Act.

      Brokers or dealers may be selected who provide brokerage and/or research services to the Fund and/or other accounts over which Dreyfus or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement).

      The receipt of research services from broker-dealers may be useful to Dreyfus in rendering investment management services to the Fund and/or its other clients; and, conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of other clients of Dreyfus may be useful to Dreyfus in carrying out its obligations to the Fund. The receipt of such research services does not reduce Dreyfus' normal independent research activities; however, it enables Dreyfus to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.


      Dreyfus may use research services of and place brokerage transactions with broker-dealers affiliated with it or Mellon Bank if the commissions are reasonable, fair and comparable to commissions charged by non-affiliated brokerage firms for similar services. For the period from May 30, 1997 (the date the Fund commenced operations ) to December 31, 1997 and for the fiscal year ended December 31, 1998 and December 31, 1999 the Fund did not pay any brokerage commissions.


      Although Dreyfus manages other accounts in addition to the Fund, investment decisions for the Fund are made independently from decisions made for these other accounts. It sometimes happens that the same security is held by more than one of the accounts managed by Dreyfus. Simultaneous transactions may occur when several accounts are managed by the same investment manager, particularly when the same investment instrument is suitable for the investment objective of more than one account.

      When more than one account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by Dreyfus to be equitable to each account. In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund. While the Trustees will continue to review simultaneous transactions, it is their present opinion that the desirability of retaining Dreyfus as investment manager to the Fund out weighs any disadvantages that may be said to exist from exposure to simultaneous transactions.


      Portfolio Turnover. While securities are purchased for the Fund on the basis of potential for high current income and not for short-term trading profits, the portfolio turnover rate of the Fund may exceed 100%. A portfolio turnover rate or 100% would occur, for example, if all the securities held by the Fund were replaced once in a period of one year. A higher rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage commissions and other expenses that must be born directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of short-term capital gains that, when distributed to the Fund's shareholder, are taxable to them as ordinary income. Nevertheless, security transactions will be based only upon investment considerations and will not be limited by any other considerations when Dreyfus deems it appropriate to make changes in the Fund's assets. The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases and sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the Fund during the year. Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, Dreyfus will not be deterred from changing the Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated.


                             PERFORMANCE INFORMATION

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Past Performance."


      The Fund's current yield for the 30-day period ended December 31, 1999 was 9.95%, 9.91%, 9.66% and 10.69% for its Class A, Class B, Class C and Class R shares, respectively. Current yield is computed pursuant to a formula which operates, with respect to each Class of shares, as follows: the amount of the Fund's expenses with respect to such Class of shares accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund with respect to such Class of shares during the period. That result is then divided by the product of: (a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the maximum offering price per share in the case of Class A shares or the NAV per share in the case of Class B, Class C and Class R shares on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

      Average annual total returns (expressed as a percentage) for Class A, Class B, Class C and Class R shares of the Fund for the periods noted were:

                   Average Annual Total Return for the
                         Period Ended December 31, 1999
                   1 Year       Since Inception
                   ------       ---------------
Class A shares     (2.56)%      0.97%   (6/2/97)
Class B shares     (2.21)%      1.32%  (6/2/97)
Class C shares       0.31%      2.01%  (6/2/97)
Class R shares       2.24%      3.01%  (6/2/97)

Inception date appears in parentheses following the average annual total return since inception.

      The foregoing chart assumes, where applicable, deduction of the maximum sales load from the hypothetical initial investment at the time of purchase and the assessment of the maximum CDSC.


      Average annual total return is calculated by determining the ending redeemable value of an investment purchased at NAV per share (maximum offering price in the case of Class A) with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and other distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. The average annual total return figures calculated in accordance with such formula assumes that, in the case of Class A shares, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or C shares the maximum applicable CDSC has been paid upon redemption at the end of the period.


      The Fund's total return for Class A shares for the period June 2, 1997 (inception date of Class A shares) to December 31, 1999 was 2.53%. Based on NAV per share, the total return for Class A was 7.37% for this period. The Fund's total return for Class B and Class C shares for the period from June 2, 1997 (inception date of Class B and Class C shares) to December 31, 1999 was 3.44% and 5.28%, respectively. Without giving effect to the applicable CDSC, the total return for Class B and Class C shares for this period was 5.95% and 5.28%, respectively. The Fund's total return for Class R shares for the period from June 2, 1997 (inception date of Class R shares) to December 31, 1999 was 7.95%.



       Total return is calculated by subtracting the amount of a Fund's NAV (maximum offering price in the case of Class A shares) per share at the beginning of a stated period from the NAV (maximum offering price in the case of Class A shares) per share at the end of the period (after giving effect to the reinvestment of dividends and other distributions during the period and any applicable CDSC), and dividing the result by the NAV (maximum offering price in the case of Class A shares) per share at the beginning of the period. Total return also may be calculated based on the NAV per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A shares or without giving effect to any applicable CDSC at the end of the period for Class B or C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A shares or any applicable CDSC with respect to Class B or C shares, which, if reflected would reduce the performance quoted.

      From time to time, advertising materials for the Fund may include (i) biographical information relating to its portfolio manager, including honors or awards received, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors; (ii) information concerning retirement and investing for retirement, including statistical data or general discussions about the growth and development of Dreyfus Retirement Services (in terms of new customers, assets under management, market share, etc.) and its presence in the defined contribution plan market; (iii) the approximate number of then-current Fund shareholders; and (iv) discussions of the risk and reward potential of the high yield securities markets and its comparative performance in the overall securities markets.

      From time to time, the Fund's advertising materials may refer to Lipper, Morningstar, or Value Line Rankings or ratings, and the related analyses supporting such rankings or ratings.

      From time to time, the Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government), bonds, stocks, and FDIC-insured bank money market accounts.


                        INFORMATION ABOUT THE FUND/TRUST

      The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "The Fund."


      Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are without par value, have no preemptive or subscription rights, and are freely transferable. The Fund is one of three portfolios of the Trust. Fund shares have equal rights in liquidation.


      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a Trustee from office or any other purpose. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.


      The Trust is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio, or, where matters affect different classes of a portfolio differently, by class.


      Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Trust, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Trustees from the separate voting requirements of the Rule.

      The Fund will send annual and semi-annual financial statements to all of its shareholders.

      Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Agreement and Declaration of Trust provides for indemnification from Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which Dreyfus believes is remote. Upon payment of any liability incurred by the Fund, the shareholder of the Fund paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.



                        COUNSEL AND INDEPENDENT AUDITORS



      Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Second Floor, Washington, D.C. 20036-1800, has passed upon the legality of the shares offered by the Prospectus and this Statement of Additional Information.


      KPMG LLP, 757 Third Avenue, New York, NY 10017, was appointed by the Trustees to serve as the Fund's independent auditors for the year ending December 31, 2000, providing audit services including (1) examination of the annual financial statements, (2) assistance, review and consultation in connection with SEC filings and (3) review of the annual federal income tax return filed on behalf of the Fund.






                                YEAR 2000 ISSUES

      The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers.

      In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.





                                    APPENDIX


                      DESCRIPTION OF S&P'S, MOODY'S, FITCH
                                AND DUFF RATINGS

S&P's


Bond Ratings

AAA An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated 'AA' differs from the highest rated issues only in small degree. The obligors capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC       An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on a obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or a minus (-) sign to show relative standing within the major rating categories.

Note Ratings

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse finance and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

Commercial Paper Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated `A-1.'

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated `B' are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Moody's

Bond Ratings

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within each generic rating classification from Aa through B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Notes and other Short-Term Obligations

         There are four rating categories for short-term obligations that define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 (best quality) through MIG 4 (adequate quality). Short-term obligations of speculative quality are designated SG.

         In the case of variable rate demand obligations (VRDOs), a two component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/
VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG-2/
MIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/
VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/
VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Commercial Paper Rating

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o     Leading market positions in well-established industries.
o     High rates of return on funds employed.
o     Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o     Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o     Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternative liquidity is maintained.

Fitch

Bond Ratings

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD,
   and D Default. Securities are not meeting current obligations and are extremely speculative. `DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

Short-Term and Commercial Paper Ratings

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F-1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D        Default.  Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F-1'.


Duff


Long-Term Ratings

AAA Highest credit quality. The risks factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+      High credit quality.  Protection factors are strong.  Risk is modest but
AA       may vary slightly from time to time because of economic conditions.
AA-

A+       Protection factors are average but adequate.  However, risk factors are
A        more variable and greater in periods of economic stress.
A-


BBB+     Below-average protection factors but still considered sufficient for
BBB      prudent investment.  Considerable variability in risk during
BBB-     economic cycles.


BB+      Below investments grade but deemed likely to meet obligations when due.
BB       Present or prospective financial protection factors fluctuate
BB-      according   to industry conditions or company fortunes. Overall
         quality may move up or  down frequently within this category.

B+        Below investment grade and possessing risk that obligations will not be met when due.  Financial protection factors will fluctuate
B         widely according to economic cycles, industry conditions and/or
B- company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Short-Term and Commercial Paper Ratings

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainly of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financial requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

D-5      Issuer failed to meet scheduled principal and/or interest payments.

Dreyfus Premier
Limited Term
High Income Fund

ANNUAL REPORT December 31, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            22   Notes to Financial Statements

                            27   Independent Auditors' Report

                            28   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                  Limited Term High Income Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Limited Term High Income Fund covering the 12-month period from January 1, 1999, through December 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Roger King, portfolio manager and member of the Dreyfus Taxable Fixed Income Team.

The past year was challenging for most fixed-income investors. Faster than expected economic growth in the U.S. and overseas fueled concerns that long-dormant inflationary pressures might re-emerge, potentially reducing the future value of bonds' interest and principal payments. These concerns prompted the Federal Reserve Board to raise key short-term interest rates three times during the summer and fall of 1999 in an attempt to prevent a reacceleration of inflation.

While U.S. Treasury and agency securities declined sharply in this environment during 1999, prices of higher yielding securities -- such as corporate bonds and mortgage-backed securities -- fell less severely. In an environment of robust economic growth, investors appeared more comfortable owning bonds that are influenced primarily by credit risk, and they avoided securities that are most affected by interest-rate risk.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Premier Limited Term High Income Fund

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
January 14, 2000




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Premier Limited Term High Income Fund perform relative to its benchmark?

For the 12-month period ended December 31, 1999, the fund achieved a total return of 1.99% for Class A shares, 1.48% for Class B shares, 1.23% for Class C shares and 2.24% for Class R shares.(1) This compares to a total return of 2.51% for the fund's benchmark, the Merrill Lynch High Yield Master II Index, for the same period.(2)

Because of its restricted maturity and duration, we also gauge the fund's performance against a shorter term index, the Dreyfus Customized Limited Term High Yield Index, which produced a total return of 5.23% for the period.(3) This blended index is composed of four shorter term sub-indices of the Merrill Lynch High Yield Master II Index.

We attribute the fund' s performance primarily to our continuing efforts to restructure the portfolio in order to improve credit quality. A significant portion of our holdings are rated B or below. However, the market's strength was concentrated in higher quality credits within the high yield market, as investors generally avoided credit risk.

What is the fund's investment approach?

The fund seeks high current income by investing primarily in high yield, fixed-income securities. We attempt to reduce interest-rate risk by maintaining an effective average portfolio maturity of four years or less and an effective average portfolio duration of three-and-one-half years or less. However, there is no limit on the maturity of individual securities. In most cases, shorter portfolio maturities are believed to help reduce interest-rate risk and credit risk.

We typically invest most of the fund's assets in fixed-income securities of below-investment-grade credit quality. Issuers of below-investment-grade securities may be in the early stages of development or The Fund may have highly leveraged balance sheets. To compensate buyers for taking greater credit risk, these bonds must offer higher yields than those offered by investment-grade bonds.

Our investment approach is based on careful credit analysis. We thoroughly analyze the business, management and financial strength of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

As 1999 began, it quickly became apparent that fears of economic weakness in overseas markets were largely unfounded. The troubled economies of Japan and Southeast Asia strengthened while the U.S. economy barreled ahead. In this environment, the high yield market recovered from the steep drop it experienced in late 1998, outperforming most other fixed-income market segments over the first three months of 1999. Such recovery, however, proved short-lived as lack of investor demand brought negative returns back to the high yield market.

Investor sentiment quickly shifted away from concerns that the economy might slow to fears that it might grow too quickly. Concerned that unsustainable economic growth might reignite inflationary pressures, the Federal Reserve Board increased short-term interest rates three times during the summer and fall. In response to these rate hikes, the fixed-income market experienced a general decline.

A major force driving the decline was concern over year-end liquidity issues during the transition from 1999 to 2000. In anticipation of Y2K-related problems that ultimately proved to be overblown, investors stepped up redemptions of high yield mutual funds, and fund managers sold securities in order to have more cash on hand in anticipation of potential further redemptions. At the same time, many institutional investors stopped buying and selling high yield securities, further reducing liquidity. This created a market in which a large supply of high yield issues was met with weak demand. In such a market, prices inevitably decline.

Other factors have continued to put pressure on the high yield market. The threat of higher interest rates has had a negative influence on investor psychology throughout the entire bond market. Default rates have risen, as some bonds issued in 1997 and 1998 have not met interest payments. While it is difficult to quantify, many investors who have traditionally participated in the high yield market appear to have lost interest, finding other types of investments that they consider more appealing.

What is the fund's current strategy?

We have continued our efforts to restructure the portfolio to take better advantage of market strengths and protect the portfolio from a potential recurrence of market instability. First, we shortened the fund's effective maturity and duration to keep cash available. Second, our focus on bonds rated double-B has improved the fund's credit quality. Third, we have continued to focus on defensive sectors -- such as broadcasting and entertainment -- that historically do well in all economic environments. These steps are designed to help us seek to provide shareholders with high levels of current income while at the same time limiting exposure to broader market risks.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED.

(3) SOURCE: BLOOMBERG L.P. -- THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED, 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D." ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term High Income Fund Class A shares, Class B shares, Class C shares and Class R shares with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index

((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND ON 6/2/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN TWO DIFFERENT INDICES: (1) THE MERRILL LYNCH HIGH YIELD MASTER II INDEX AND (2) THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION. FOR COMPARATIVE PURPOSES, THE VALUES OF THE INDICES ON 5/31/97 ARE USED AS THE BEGINNING VALUES ON 6/2/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN LOWER RATED FIXED-INCOME SECURITIES AND BY MAINTAINING AN EFFECTIVE AVERAGE PORTFOLIO MATURITY OF 4 YEARS OR LESS AND AN EFFECTIVE AVERAGE DURATION OF 3.5 YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE MERRILL LYNCH HIGH YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH YIELD MASTER II INDEX. THE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B- RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99

                                                                                            Inception                  From
                                                                                              Date       1 Year      Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH SALES CHARGE (4.5%)                                                                     6/2/97      (2.56)%       0.97%
WITHOUT SALES CHARGE                                                                         6/2/97       1.99%        2.79%

CLASS B SHARES
WITH REDEMPTION((+))                                                                         6/2/97      (2.21)%       1.32%
WITHOUT REDEMPTION                                                                           6/2/97       1.48%        2.27%

CLASS C SHARES
WITH REDEMPTION((+)(+))                                                                      6/2/97       0.31%        2.01%
WITHOUT REDEMPTION                                                                           6/2/97       1.23%        2.01%

CLASS R SHARES                                                                               6/2/97       2.24%        3.01%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4% AND IS REDUCED TO 0% AFTER SIX YEARS, AT WHICH TIME CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+)) THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
          1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                        The Fund


STATEMENT OF INVESTMENTS

December 31, 1999

                                                                                               Principal
BONDS AND NOTES--94.7%                                                                         Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT & AEROSPACE--6.6%

AM General, Ser. B,

   Sr. Notes, 12.875%, 2002                                                                  11,858,000           10,642,555

Aircraft Lease Portfolio Securitisation 96-1,

  Pass-Through Trust, Ctfs.,

   Cl. D, 12.75%, 2006                                                                          812,929              804,800

Airplanes Pass-Through Trust,

  Pass-Through Ctfs.,

   Ser. 1, Cl. D, 10.875%, 2019                                                              22,000,000           19,043,420

American Pacific,

   Sr. Notes, 9.25%, 2005                                                                     7,000,000            7,070,000

Atlantic Coast Airlines,

  Gtd. Pass through Ctfs.,

   Ser. 1977-1D, 7.97%, 2000                                                                    974,272  (a)         974,901

Burke Industries,

   Sr. Notes, 9.881%, 2007                                                                    7,000,000  (b)       2,695,000

L-3 Communications, Ser. B,

   Sr. Sub. Notes, 10.375%, 2007                                                              9,750,000           10,115,625

Midway Airlines,

  Pass-Through Ctfs.,

   Ser. 1998-1, Cl. D, 8.86%, 2003                                                            4,502,000  (a)       4,420,716

                                                                                                                  55,767,017

AUTOMOTIVE--3.3%

Aetna Industries,

   Sr. Notes, 11.875%, 2006                                                                  12,000,000           11,715,000

Hayes Lemmerz International,

   Sr. Sub. Notes, 11%, 2006                                                                  7,000,000            7,350,000

Penda, Ser. B,

   Sr. Notes, 10.75%, 2004                                                                    8,913,000            8,556,480

                                                                                                                  27,621,480

BROADCASTING--2.9%

Capstar Broadcasting Partners,

   Sr. Discount Notes, 0/12.75%, 2009                                                         1,750,000  (c)       1,566,250

Lin Holdings,

   Sr. Discount Notes, 0/10%, 2008                                                            9,000,000  (c)       6,108,750

Paxson Communications,

   Sr. Sub. Notes, 11.625%, 2002                                                             14,000,000           14,630,000

Univision Network Holding,

   Sub. Notes, 7%, 2002                                                                       2,550,575            1,815,000

                                                                                                                  24,120,000

BUSINESS SERVICES--1.1%

Pierce Leahy,

   Sr. Sub. Notes, 11.125%, 2006                                                              9,000,000            9,585,000

                                                                                               Principal

BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE TELEVISION--9.7%

Adelphia Communications:

   Ser. B, Sr. Notes, 9.5%, 2004                                                              5,000,000            5,025,000

   Sr. Discount Notes, 0%, 2003                                                               5,500,000            3,960,000

   Sr. Notes, 9.25%, 2002                                                                     4,000,000            4,000,000

   Sr. Notes, 9.75%, 2002                                                                     1,700,000            1,717,000

Diamond Cable Communications,

   Sr. Discount Notes, 0/11.75%, 2005                                                         9,950,000  (c)       9,452,500

Galaxy Telecom,

   Sr. Sub. Notes, 12.375%, 2005                                                              9,400,000           10,011,000

NTL:

   Ser. A, Sr. Discount Notes, 0/12.75%, 2005                                                 5,500,000  (c)       5,500,000

   Sr. Discount Notes, 0/11.2%, 2007                                                          7,000,000  (c)       6,702,500

Pegasus Communications, Ser. A,

   Sr. Sub. Notes, 12.5%, 2007                                                               14,500,000  (a)      15,877,500

Pegasus Media & Communications, Ser. B,

   Sr. Sub. Notes, 12.5%, 2005                                                               13,540,000           14,690,900

Telewest Communications,

   Sr. Discount Notes, 0/11%, 2007                                                            5,000,000  (c)       4,687,500

                                                                                                                  81,623,900

CASINOS & GAMING--2.3%

Circus Circus Enterprises,

   Sr. Sub. Notes, 6.75%, 2003                                                                1,500,000            1,425,000

Players International,

   Sr. Notes, 10.875%, 2005                                                                  17,040,000           17,977,200

                                                                                                                  19,402,200

CHEMICALS--2.2%

Arco Chemical,

   Deb., 9.9%, 2000                                                                           2,600,000            2,630,750

ISP Holdings:

   Ser. B, Sr. Notes, 9.75%, 2002                                                             5,770,000            5,806,063

   Ser. B, Sr. Notes, 9%, 2003                                                                9,750,000            9,555,000

                                                                                                                  17,991,813

COMMERCIAL MORTGAGE

  PASS-THROUGH CTFS.--1.2%

GS Mortgage Securities II,

   Ser. 1999-FL2A, Cl. G, 8.549%, 2013                                                        4,000,000  (a,b)     3,699,760

Nomura Depositor Trust:

   Ser. 1998-STI, Cl. B2, 9.694%, 2003                                                        5,000,000  (a,b)     4,550,781

   Ser. 1998 STIA, Cl. B2A, 9.694%, 2003                                                      2,000,000  (a,b)     1,820,313

                                                                                                                  10,070,854

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSTRUCTION--1.6%

Aaf-Mcquay,

   Sr. Notes, 8.875%, 2003                                                                    9,000,000             7,976,250

ICF Kaiser International,

   Sr. Sub. Notes, 13%, 2003                                                                 11,050,000  (d)        5,552,625

                                                                                                                   13,528,875

CONSUMER--5.8%

BPC Holding, Ser. B,

   Sr. Secured Notes, 13.25%, 2006                                                            5,329,000  (b)        5,142,485

Coinmachine, Ser. D,

   Sr. Notes, 11.75%, 2005                                                                   15,915,000            16,472,025

Graham Packaging/GPC Capital, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   9.224%, 2008                                                                               1,500,000  (b)        1,402,500

Hosiery Corp. of America,

   Sr. Sub. Notes, 13.75%, 2002                                                              13,000,000            13,585,000

Sharp Do Brazil,

   Medium-Term Notes, 9.625%, 2000                                                            3,500,000  (d,e)        533,750

Sweetheart Cup,

   Sr. Sub. Notes, 9.625%, 2000                                                              11,500,000            11,442,500

                                                                                                                   48,578,260

ENERGY--2.1%

Clark USA, Ser. B,

   Sr. Notes, 10.875%, 2005                                                                   5,386,000             2,181,330

Dual Drilling,

   Sr. Sub. Notes, 9.875%, 2004                                                               3,300,000             3,405,511

Louis Dreyfus Natural Gas,

   Sr. Sub. Notes, 9.25%, 2004                                                                4,000,000             4,004,948

Statia Terminals, Ser. B,

   First Mortgage, 11.75%, 2003                                                               8,000,000             8,190,000

                                                                                                                   17,781,789

ENTERTAINMENT--2.7%

American Skiing, Ser. B,

   Sr. Sub. Notes, 12%, 2006                                                                 22,915,000            21,024,512

United Artists Theatres, Ser. B,

   Floating Rate Sr. Sub. Notes, 10.553%, 2007                                                8,000,000  (d)        1,600,000

                                                                                                                   22,624,512

FINANCIAL--2.0%

Imperial Credit Capital Trust I, Ser. A,

   Remarketed Par Securities, 10.25%, 2002                                                      500,000               387,249

Loomis Fargo & Co.,

   Sr. Notes, 10%, 2004                                                                       5,375,000             5,348,125

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL (CONTINUED)

Reliance Group Holdings:

   Sr. Notes, 9%, 2000                                                                        6,500,000             5,768,750

   Sr. Sub. Deb., 9.75%, 2003                                                                 4,700,000             3,677,750

Republic National Bank of New York,

   Deb., 9.65%, 2003                                                                          2,000,000  (a)        1,359,702

                                                                                                                   16,541,576

FOOD & BEVERAGES--5.0%

Chiquita Brands International,

   Conv. Sub. Notes, 7%, 2001                                                                 9,150,000             7,137,000

Envirodyne Industries,

   Sr. Notes, 10.25%, 2001                                                                   14,000,000             8,400,000

Pilgrims Pride,

   Sr. Sub. Notes, 10.875%, 2003                                                              2,000,000             2,030,000

Sun World International, Ser. B,

   First Mortgage, 11.25%, 2004                                                              23,500,000            24,087,500

                                                                                                                   41,654,500

FOREST PRODUCTS--6.3%

Maxxam Group Holdings,

   Sr. Secured Notes, 12%, 2003                                                              45,115,000            42,182,525

Stone Container Finance,

   Sr. Notes, 11.5%, 2006                                                                    10,000,000  (a)       10,650,000

                                                                                                                   52,832,525

HEALTH CARE--1.1%

Eye Care Centers of America,

  Floating Interest Rate Sub. Term Securities,

   10.114%, 2008                                                                              3,000,000  (b)        2,115,000

Tenet Healthcare,

   Sr. Notes, 7.875%, 2003                                                                    7,500,000             7,303,125

                                                                                                                    9,418,125

INDUSTRIAL--3.2%

Anacomp, Ser. D,

   Sr. Sub. Notes, 10.875%, 2004                                                              5,000,000             5,000,000

Applied Extrusion Technology, Ser. B,

   Sr. Notes, 11.5%, 2002                                                                    12,880,000            13,266,400

HCC Industries,

   Sr. Sub. Notes, 10.75%, 2007                                                               6,360,000             3,720,600

Hawk, Ser. B,

   Sr. Notes, 10.25%, 2003                                                                    3,083,000             2,975,095

TEKNI-PLEX, Ser. B,

   Sr. Notes, 11.25%, 2007                                                                    1,185,000             1,285,725

                                                                                                     The Fund

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Vicap, S.A. de C.V.,

   Gtd. Sr. Notes, 10.25%, 2002                                                                 500,000               485,000

                                                                                                                   26,732,820

METALS--2.2%

Northwestern Steel & Wire,

   Sr. Notes, 9.5%, 2001                                                                      5,000,000             2,275,000

Renco Metals,

   Sr. Notes, 11.5%, 2003                                                                    18,870,000            15,945,150

                                                                                                                   18,220,150

PUBLISHING--.7%

Day International Group, Ser. B,

   Sr. Sub. Notes, 11.125%, 2005                                                              5,200,000             5,356,000

REAL ESTATE--1.5%

Meditrust:

   Conv. Notes, 7.5%, 2001                                                                    1,000,000               827,500

   Medium-Term Notes, 7.77%, 2002                                                             7,250,000             5,978,705

Rockefeller Center Properties,

   Conv. Deb., 0%, 2000                                                                       7,255,000             6,094,200

                                                                                                                   12,900,405

RETAIL--2.2%

Cafeteria Operators

  (Gtd. by Furrs/Bishops Specialty Group),

   Sr. Secured Notes, 12%, 2001                                                               7,481,650             7,444,242

Core-Mark International,

   Sr. Notes, 11.375%, 2003                                                                   3,180,000             3,040,875

Petro Stopping Centers/Financial,

   Sr. Notes, 10.5%, 2007                                                                     7,800,000             7,273,500

Woolworth,

   Notes, 7%, 2000                                                                            1,000,000               991,413

                                                                                                                   18,750,030

SHIPPING--.6%

Gearbulk Holdings,

   Sr. Notes, 11.25%, 2004                                                                    2,000,000             2,065,000

Stena AB,

   Sr. Notes, 10.5%, 2005                                                                     3,500,000             3,202,500

                                                                                                                    5,267,500

SUPERMARKETS--1.0%

Pathmark Stores,

   Notes, 10.75%, 2003                                                                        4,000,000               500,000

                                                                                               Principal
BONDS AND NOTES (continued)                                                                    Amount($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SUPERMARKETS (CONTINUED)

Shoppers Food Warehouse,

   Sr. Notes, 9.75%, 2004                                                                     7,400,000             7,881,000

                                                                                                                    8,381,000

TECHNOLOGY--1.4%

Baan,

   Conv. Sub. Notes, 4.5%, 2001                                                              10,000,000             8,975,000

Viasystems,

   Sr. Sub. Notes, 9.75%, 2007                                                                5,750,000             3,076,250

                                                                                                                   12,051,250

TELECOMMUNICATIONS/CARRIERS--8.9%

GST USA,

   Sr. Discount Notes, 0/13.875%, 2005                                                        2,500,000  (c)        1,862,500
Hermes Europe Railtel,

   Sr. Notes, 11.5%, 2007                                                                    14,750,000            15,266,250

Intermedia Communications,

   Sr. Discount Notes, 0/12.5%, 2006                                                         14,500,000  (c)       12,760,000

MJD Communications,

   Floating Rate Notes, 10.321%, 2008                                                         9,000,000  (b)        8,428,500

NEXTEL Communications,

   Sr. Notes, 9.75%, 2004                                                                     9,500,000             9,832,500

Qwest Communications International, Ser. B,

   Sr. Notes, 10.875%, 2007                                                                  15,000,000            16,875,000

WorldPort Communications,

   Sr. Notes, 11.688%, 2000                                                                  10,000,000  (a,d)     10,000,000

                                                                                                                   75,024,750

TEXTILES--.7%

Sassco Fashions,

   Sr. Notes, 12.75%, 2004                                                                    5,700,000            5,329,500

Texfi Industries,

   Sr. Sub. Deb., 8.75%, 2000                                                                 5,100,000  (d)         204,000

                                                                                                                   5,533,500

TRANSPORTATION--3.6%

Eletson Holdings,

   First Pfd. Ship Mortgage, 9.25%, 2003                                                      1,750,000            1,618,750

MTL, Ser. B,

  Floating Interest Rate Sub. Term Securities,

   10.931%, 2006                                                                              5,000,000  (b)       4,468,750

US Airways,

  Pass-Through Ctfs.:

      Ser. 1993-A, Cl. A2, 9.625%, 2003                                                       3,855,000            3,770,063

      Ser. 1993-A, Cl. A3, 10.375%, 2013                                                     11,000,000           10,734,867

                                                                                                     The Fund

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Union Pacific,

   Sub. Deb, 5.5%, 2033                                                                       4,348,000             3,016,261

ValuJet,

   Sr. Notes, 10.25%, 2001                                                                    7,675,000             6,667,656

                                                                                                                   30,276,347

UTILITIES--.5%

Hidroelectrica Piedra del Aguila:

   Notes, 8%, 2009                                                                            3,500,000  (a)        2,135,000

   Notes, 8.25%, 2009                                                                         3,500,000  (a)        2,170,000

                                                                                                                    4,305,000

WIRELESS COMMUNICATIONS--12.3%

Cencall Communications,

   Sr. Notes, 10.125%, 2004                                                                   7,500,000             7,800,000

Clearnet Communications,

   Sr. Discount Notes, 0/14.75%, 2005                                                        19,600,000  (c)       19,330,500

Comunicacion Celular,

   Sr. Discount Notes, 0/14.125%, 2005                                                       13,250,000  (a,c)      6,360,000

Microcell Telecommunications, Ser. B,

   Sr. Discount Notes, 0/14%, 2006                                                           10,000,000  (c)        8,875,000

Occidente y Caribe Celular, Ser. B,

   Sr. Discount Notes, 0/14%, 2004                                                           11,000,000  (c)        4,950,000

Omnipoint Communications,

   Floating Rate Notes, 9.254%, 2006                                                          4,844,553  (a,b)      4,754,299

Orion Network Systems,

   Sr. Discount Notes, 0/12.5%, 2007                                                         32,045,000  (c)       14,900,925

Pagemart Nationwide,

   Sr. Discount Notes, 0/15%, 2005                                                           13,500,000  (c)       12,082,500

WinStar Communications,

   Sr. Discount Notes, 0/14%, 2005                                                           23,000,000  (c)       22,425,000

WinStar Equipment,

   Sr. Notes, 12.5%, 2004                                                                     2,000,000             2,150,000

                                                                                                                  103,628,224

TOTAL BONDS AND NOTES

   (cost $918,456,193)                                                                                            795,569,402
------------------------------------------------------------------------------------------------------------------------------------



COMMON STOCKS--.1%                                                                               Shares             Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BROADCASTING--.1%

Spanish Broadcasting System, Cl. A                                                               21,400  (a,f)        522,160

UnitedGlobalCom, Cl. A                                                                              906  (f)           63,986

                                                                                                                      586,146




COMMON STOCKS (CONTINUED)                                                                               Shares  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT--.0%

Discovery Zone (warrants)                                                                         4,000  (a,f)             4

Discovery Zone, Cl. A (warrants)                                                                 37,400  (a,f)            37

Discovery Zone, Cl. B (warrants)                                                                 37,400  (a,f)            37

                                                                                                                          78

TELECOMMUNICATIONS/CARRIERS--.0%

Worldport Communications (warrants)                                                             277,493  (a,f)         2,775

WIRELESS COMMUNICATIONS--.0%

Comunicacion Celular (warrants)                                                                   1,750  (a,f)        87,719

TOTAL COMMON STOCKS

   (cost $558,359)                                                                                                   676,718
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.6%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING

Newscorp Overseas,

  Ser. A, Cum., $2.15625

   (cost $5,454,716)                                                                            216,973             4,664,920
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--3.3%                                                                  Amount($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--1.2%

Halliburton,

   7.25%, 2000                                                                               10,000,000             9,995,972

U.S. TREASURY BILLS--2.1%

   4.96%, 3/30/2000                                                                          17,945,000            17,721,226

TOTAL SHORT-TERM INVESTMENTS

   (cost $27,720,927)                                                                                              27,717,198
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $952,190,195)                                                             98.7%           828,628,238

CASH AND RECEIVABLES (NET)                                                                         1.3%            11,275,840

NET ASSETS                                                                                       100.0%           839,904,078

A SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 1999, THESE
SECURITIES AMOUNTED TO $69,385,704 OR 8.3% OF NET ASSETS.

B    VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

C    ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE UNTIL MATURITY.

D    NON-INCOME PRODUCING--SECURITY IN DEFAULT.

E    REFLECTS  DATE  SECURITY  CAN BE REDEEMED AT  HOLDER'S  OPTION;  THE STATED
     MATURITY IS 10/30/2005.

F    NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           952,190,195   828,628,238

Interest and dividends receivable                                    21,887,511

Receivable for shares of Beneficial Interest subscribed               1,823,441

                                                                    852,339,190
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           926,968

Due to Distributor                                                      124,952

Cash overdraft due to Custodian                                       4,488,430

Payable for shares of Beneficial Interest redeemed                    6,894,762

                                                                     12,435,112
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      839,904,078
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     996,807,773

Accumulated undistributed investment income-net                       2,504,477

Accumulated net realized gain (loss) on investments                 (35,846,215)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                          (123,561,957)

NET ASSETS ($)                                                      839,904,078



NET ASSET VALUE PER SHARE

                                                            Class A      Class B      Class C          Class R
-----------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                          106,959,437  562,604,605   170,011,283          328,753

Shares Outstanding                                       10,235,192   53,843,701    16,262,197           31,483
-----------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 10.45        10.45         10.45            10.44


SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            99,624,971

Cash dividends                                                       4,870,053

TOTAL INCOME                                                       104,495,024

EXPENSES:

Management fee--Note 2(a)                                            6,557,372

Distribution and service fees--Note 2(b)                             6,863,122

Interest expense--Note 4                                                68,831

TOTAL EXPENSES                                                      13,489,325

INVESTMENT INCOME--NET                                              91,005,699
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (18,202,136)

Net unrealized appreciation (depreciation) on investments          (58,693,550)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (76,895,686)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,110,013

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         91,005,699           59,847,911

Net realized gain (loss) on investments       (18,202,136)         (17,497,235)

Net unrealized appreciation (depreciation)

   on investments                             (58,693,550)         (62,388,806)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                   14,110,013          (20,038,130)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (13,467,432)         (10,382,991)

Class B shares                                (57,065,809)         (35,300,767)

Class C shares                                (18,945,063)         (13,155,121)

Class R shares                                    (22,591)             (12,480)

TOTAL DIVIDENDS                               (89,500,895)         (58,851,359)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($)

Net proceeds from shares sold:

Class A shares                                129,666,728          127,961,825

Class B shares                                178,313,048          440,097,645

Class C shares                                 65,677,422          184,901,944

Class R shares                                    209,810                  --

Dividends reinvested:

Class A shares                                  6,252,511           6,262,565

Class B shares                                 15,659,923           9,117,590

Class C shares                                  5,791,684           3,905,817

Class R shares                                     13,585              12,480

Cost of shares redeemed:

Class A shares                               (165,607,547)        (40,179,581)

Class B shares                               (134,189,892)        (48,434,992)

Class C shares                                (89,350,304)        (33,282,236)

Class R shares                                       (10)                (10)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS           12,436,958          650,363,047

TOTAL INCREASE (DECREASE) IN NET ASSETS      (62,953,924)         571,473,558
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           902,858,002         331,384,444

END OF PERIOD                                 839,904,078         902,858,002

Undistributed investment income--net            2,504,477             999,673

SEE NOTES TO FINANCIAL STATEMENTS.



                                                     Year Ended December 31,
                                               ---------------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                    11,720,706           10,556,558

Shares issued for dividends reinvested            570,644              523,771

Shares redeemed                               (15,044,058)          (3,364,705)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (2,752,708)          7,715,624
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                    16,090,888           36,142,877

Shares issued for dividends reinvested          1,437,007              764,857

Shares redeemed                               (12,369,337)          (4,116,604)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   5,158,558           32,791,130
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     5,912,749           15,092,226

Shares issued for dividends reinvested            530,024              327,575

Shares redeemed                                (8,200,482)          (2,814,091)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,757,709)          12,605,710
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        18,989                  --

Shares issued for dividends reinvested              1,248               1,035

Shares redeemed                                        (1)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      20,236               1,035

(A)  DURING  THE  PERIOD  ENDED   DECEMBER  31,  1999,   6,007  CLASS  B  SHARES
     REPRESENTING $62,981 WERE AUTOMATICALLY CONVERTED TO 6,010 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                            CLASS A SHARES                         CLASS B SHARES
                                                         ----------------------               ----------------------------
                                                            Year Ended December 31,               Year Ended December 31,
                                                         ----------------------------           ----------------------------
                                                           1999     1998     1997(a)               1999    1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      11.33    12.46    12.50                 11.33   12.46      12.50

Investment Operations:

Investment income-net                                      1.12     1.15      .71                  1.06    1.09        .66

Net realized and unrealized gain (loss)

   on investments                                          (.90)   (1.14)    (.04)                 (.89)  (1.14)      (.04)

Total from Investment Operations                            .22      .01      .67                   .17    (.05)       .62

Distributions:

Dividends from investment income-net                      (1.10)   (1.14)    (.71)                (1.05)   (1.08)     (.66)

Net asset value, end of period                            10.45    11.33    12.46                 10.45    11.33     12.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                       1.99     (.10)          9.16(c)         1.48     (.61)     8.57(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                                       .95      .95     .95(c)                1.45     1.45     1.45(c)

Ratio of interest expense to

   average net assets                                       .01      .02     .08(c)                 .01      .02      .09(c)

Ratio of net investment income

   to average net assets                                  10.19     9.55    9.34(c)                9.70     9.02     8.73(c)

Portfolio Turnover Rate                                   40.79    45.34   28.83(d)               40.79    45.34    28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                          106,959  147,131  65,705                562,605  551,415  198,057

A  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

B  EXCLUSIVE OF SALES CHARGE.

C  ANNUALIZED.

D  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                            CLASS C SHARES                         CLASS R SHARES
                                                         ----------------------               ----------------------------
                                                            Year Ended December 31,               Year Ended December 31,
                                                         ----------------------------           ----------------------------
                                                           1999     1998     1997(a)               1999    1998       1997(a)
------------------------------------------------------------------------------------------------------------------------------------


PER SHARE DATA ($):

Net asset value, beginning of period                      11.33    12.47    12.50                 11.32   12.45      12.50

Investment Operations:

Investment income-net                                      1.04     1.06      .65                  1.05    1.25        .81

Net realized and unrealized gain (loss)

   on investments                                          (.90)   (1.15)    (.03)                 (.80)   (1.21)     (.14)

Total from Investment Operations                            .14     (.09)     .62                   .25      .04       .67

Distributions:

Dividends from investment income-net                      (1.02)   (1.05)    (.65)                (1.13)   (1.17)     (.72)

Net asset value, end of period                            10.45    11.33    12.47                 10.44    11.32     12.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                       1.23     (.93)    8.47(c)               2.24      .14      9.26(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to

   average net assets                                      1.70     1.70     1.70(c)                .70      .70       .75(c)

Ratio of interest expense to

   average net assets                                       .01      .02     .09(c)                 .01      .03       .05(c)

Ratio of net investment income

   to average net assets                                   9.45     8.77    8.54(c)               10.65    10.41     10.08(c)

Portfolio Turnover Rate                                   40.79    45.34   28.83(d)               40.79    45.34     28.83(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                          170,011  204,184  67,495                    329  127      127

A  FROM MAY 30, 1997 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1997.

B  EXCLUSIVE OF SALES CHARGE.

C  ANNUALIZED.

D  NOT ANNUALIZED.

   SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term High Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment manager. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund' s shares. The fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.


(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, other than U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $35,475,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, $8,327,000 of the carryover expires in fiscal 2006 and $27,148,000 expires in fiscal 2007.

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .70% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel fees). Each Trustee receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

(b) Distribution and service plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class A shares pay annually up to
 . 25%  of  the value of the average daily net assets attributable to its Class A shares  to  compensate  the  Distributor  and  Dreyfus  Service  Corporation, an
affiliate   of  the  Manager,  for  shareholder  servicing  activities  and  the
Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C shares pay the Distributor for distributing the fund' s Class B and Class C shares at an aggregate annual rate of .50% and .75% of the value of the average daily net assets of Class B and Class C shares, respectively. Class B and Class C shares are also subject to a Service Plan adopted pursuant to Rule 12b-1, under which Class B and Class C shares pay Dreyfus Service Corporation or the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R shares bear no distribution or service fee. During the period ended December 31, 1999, Class A, Class B and Class C shares were charged $335,061, $2,994,350 and $1,527,402, respectively pursuant to the Plan and Class B and Class C shares were charged $1,497,175 and $509,134 respectively, pursuant to the Service Plan.

Under its terms, the Plan and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan or Service Plan.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $363,864,190 and $369,580,417, respectively.

At December 31, 1999, accumulated net unrealized depreciation on investments was
$123,561,957,   consisting  of  $3,302,526  gross  unrealized  appreciation  and
$126,864,483 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended December 31, 1999 was approximately $1,281,700 with a related weighted average annualized interest rate of 5.37%.

NOTE 5--Subsequent Event:

In June 1999, Worldport Communications ("Worldport") a security in the fund's portfolio was not redeemed at it's maturity date. Consequently, interest accrual ceased at that point due to the financial status of Worldport. On January 19, 2000, the fund was able to redeem the security, and proceeds of $12.2 million was received. This represented $10 million par amount, $1.2 million of original interest accrued and an additional $1.0 million interest and penalties received that had not been accrued for on the fund's books and records as of December 31, 1999.


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders

The Dreyfus/Laurel Funds Trust:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust, including the statement of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term High Income Fund of The Dreyfus/Laurel Funds Trust as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein, in conformity with generally accepted accounting principles.


New York, New York

February 9, 2000

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 5.52% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.




                        For More Information

                        Dreyfus Premier Limited Term
                        High Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

Distributor

Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2000 Dreyfus Service Corporation                                  029AR9912

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS
PREMIER LIMITED TERM HIGH INCOME FUND CLASS A SHARES, CLASS B
SHARES, CLASS C SHARES AND CLASS R SHARES WITH THE MERRILL LYNCH
HIGH YIELD MASTER II INDEX AND A CUSTOMIZED LIMITED TERM HIGH YIELD INDEX

EXHIBIT A:
                            DREYFUS   DREYFUS   DREYFUS     DREYFUS
                            PREMIER   PREMIER   PREMIER     PREMIER
                   CUSTO-   LIMITED   LIMITED   LIMITED     LIMITED
          MERRILL   MIZED     TERM      TERM      TERM        TERM
           LYNCH   LIMITED   HIGH      HIGH      HIGH        HIGH
           HIGH     TERM     INCOME    INCOME    INCOME      INCOME
          YIELD     HIGH      FUND      FUND      FUND        FUND
PERIOD    MASTER    YIELD   (CLASS A  (CLASS B  (CLASS C    (CLASS R
         II INDEX* INDEX *  SHARES)   SHARES)   SHARES)     SHARES)

6/2/97     10,000   10,000     9,549    10,000    10,000      10,000
12/31/97   10,856   10,632    10,063    10,504    10,497      10,544
12/31/98   11,176   11,128    10,053    10,441    10,399      10,559
12/31/99   11,457   11,711    10,253    10,344    10,527      10,795






*Source: Bloomberg L.P.


Dreyfus

Short Term

High Yield Fund

ANNUAL REPORT October 31, 1999

(reg.tm)



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                        The Fund

                                                                         Dreyfus

                                                     Short Term High Yield Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short Term High Yield Fund, covering the 12-month period from November 1, 1998 through October 31, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Roger King, a member of the Dreyfus Taxable Fixed Income Team.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Its strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period.

Because inflation is more likely to rise in a strong economy, the overall bond market -- including U.S. Treasury securities -- declined during the first 10 months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Short Term High Yield Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

November 15, 1999




DISCUSSION OF FUND PERFORMANCE

Roger King, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Short Term High Yield Fund perform relative to its benchmark?

For the 12-month period ended October 31, 1999, the fund produced a total return of 3.06% .(1) This compares to a 5.61% return for the fund's benchmark, the Merrill Lynch High-Yield Master II Index for the same period.(2)

Because of its restricted maturity and duration, we also gauge the fund's performance against a shorter term measure: a Dreyfus Customized Limited Term High Yield Index, which produced a 7.19% return for the period.(3) This blended index is composed of four shorter term sub-indices of the Merrill Lynch High-Yield Master II Index.(3)

We attribute the fund's performance largely to our investment strategy. While the fund' s average effective maturity was less than that of the Merrill Lynch Index, its average credit quality was also lower. Pricing for lower quality high yield bonds was generally difficult through most of the 12 months, most notably over the recent few months, as evidenced by the fund' s 0.15% year-to-date return through October 31, 1999. Unfortunately the strength in the market was concentrated in the higher quality credits within the high yield market, as high yield investors generally shunned added credit risk.

What is the fund's investment approach?

The fund seeks to maximize current income by investing in high yield fixed-income securities. We limit the average effective portfolio maturity and average effective duration of the fund to three years or less.

We normally invest most of the fund's assets in fixed-income securities of below investment-grade credit quality. Issuers of below investment-grade securities may be in early stages of development or may have highly leveraged balance sheets. To compensate the buyer for the The Fund greater risk, these companies must offer higher yields than those offered by more highly rated firms.

Our approach to selecting individual issues is based on careful credit analysis. We thoroughly analyze the business, management, financial strength and competition of each of the companies whose bonds we buy, and then project each issuer's ability to repay its debt.

What other factors influenced the fund's performance?

When the reporting period began, fixed-income investors were concerned that economic weakness in overseas markets might reduce earnings growth for many U.S. companies, including issuers of high yield bonds. It quickly became apparent, however, that these fears were largely unfounded. In fact, the troubled economies of Japan and Southeast Asia strengthened while economic growth in the U.S. barreled ahead. In this environment, the high yield market recovered from the steep drop it experienced in the latter part of 1998, indeed, outperforming most other fixed-income market segments over the first three months of 1999. This recovery, however, proved short-lived as liquidity pressures and lack of demand brought negative returns back to the high yield market over recent months.

During May and June, investor sentiment shifted away from a concern that the economy might slow to fear that it might grow too quickly and awaken inflationary pressures. As a result of inflation fears, the Federal Reserve Board increased short-term interest rates twice. In response to these rate hikes, the fixed-income market experienced a general decline.

Most importantly, pressure on bond prices continued through the third quarter of 1999. The high yield market has fallen, albeit gradually, to levels seen at the depth of the October 1998 financial crisis. The major force driving the decline has been concern over calendar-year-end liquidity. In anticipation of problems which we believe will likely prove unfounded, investors have stepped up redemptions of high yield mutual funds and fund managers have sold securities in order to have more cash on hand in anticipation of potential further redemptions. At the same time, institutional investors have, to a large extent, stopped buying and selling, further reducing market liquidity. This has created a market in which a large supply of high yield issues has been met by a weak demand; in such a market, bond prices inevitably decline.

What is the fund's current strategy?

We have worked steadily to restructure the fund to protect it from market illiquidity. As a first step, we shortened the fund's effective maturity and duration. Second, our new focus on bonds rated BB has improved the fund's overall credit quality. Third, we continue to place industry focus on more defensive sectors, such as broadcasting and entertainment, which historically have been less volatile in different economic environments. These steps are designed to help us provide shareholders with high levels of current income and limit performance volatility by improving the fund's overall liquidity profile.

November 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. -- THE MERRILL LYNCH HIGH-YIELD MASTER II INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. DOMESTIC AND YANKEE BONDS RATED BELOW INVESTMENT GRADE WITH AT LEAST $100 MILLION PAR AMOUNTS OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY.

(3) SOURCE: BLOOMBERG L.P. -- THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUB-INDICES OF THE MERRILL LYNCH HIGH-YIELD MASTER INDEX II. THESE SUB-INDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED, 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED, 3-5 YEARS, AND (IV) B-RATED, 3-5 YEARS. UNLIKE THE DREYFUS CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B", THE PORTFOLIO CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D."

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short Term High Yield Fund with the Merrill Lynch High Yield Master II Index and a Customized Limited Term High Yield Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/99

                                            Inception                  From
                                              Date         1 Year    Inception
-------------------------------------------------------------------------------
Fund                                         8/16/96        3.06%     5.40%

((+))  SOURCE: BLOOMBERG L.P.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SHORT TERM HIGH YIELD FUND ON 8/16/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MERRILL LYNCH HIGH YIELD MASTER II INDEX (THE "MERRILL INDEX"), AS WELL AS TO A CUSTOMIZED "LIMITED TERM HIGH YIELD INDEX" WHICH HAS BEEN CONSTRUCTED BY THE DREYFUS CORPORATION, EACH OF WHICH IS DESCRIBED BELOW. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX HAS BEEN USED BY THE FUND'S PORTFOLIO MANAGER SINCE THE FUND'S INCEPTION AS A BENCHMARK IN MANAGING THE FUND BECAUSE OF THE MATURITY AND DURATION RESTRICTIONS ON THE FUND AND THE LACK OF A REPRESENTATIVE BROAD-BASED SHORTER TERM HIGH-YIELD SECURITIES INDEX. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 8/31/96 IS USED AS THE BEGINNING VALUE ON 8/16/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS.

THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING IN HIGH-YIELD SECURITIES, AND BY MAINTAINING AN AVERAGE EFFECTIVE PORTFOLIO MATURITY AND AVERAGE DURATION OF THREE YEARS OR LESS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX INCLUDING ALL DOMESTIC AND YANKEE HIGH-YIELD BONDS WITH AT LEAST $100 MILLION PAR AMOUNT OUTSTANDING AND GREATER THAN OR EQUAL TO ONE YEAR TO MATURITY. BOTH INTEREST AND PRICE CHANGES ARE CALCULATED DAILY BASED ON AN ACCRUED SCHEDULE AND TRADER PRICING. THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX IS COMPOSED OF FOUR SUBINDICES OF THE MERRILL INDEX. THESE SUBINDICES, BLENDED AND MARKET WEIGHTED, ARE (I) BB-RATED 1-3 YEARS, (II) B-RATED 1-3 YEARS, (III) BB-RATED 3-5 YEARS, AND (IV) B-RATED 3-5 YEARS. UNLIKE THE CUSTOMIZED LIMITED TERM HIGH YIELD INDEX, WHICH IS COMPOSED OF BONDS RATED NO LOWER THAN "B," THE FUND CAN INVEST IN BONDS WITH LOWER CREDIT RATINGS THAN "B" AND AS LOW AS "D". THE MERRILL INDEX INCLUDES "C"-RATED BONDS. NEITHER INDEX TAKES INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.


STATEMENT OF INVESTMENTS

October 31, 1999

                                                                         Principal
BONDS AND NOTES--94.1%                                                    Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------
AIRCRAFT & AEROSPACE--2.0%

AM General, Ser. B,
   Sr. Notes, 12.875%, 2002                                                  912,000                  816,240

Aircraft Lease Portfolio Securitisation 96-1,
  Pass-Through Trust, Ctfs.,
   Cl. D, 12.75%, 2006                                                       515,872                  510,713

America West Airlines Pass-Through Trust,
  Pass-Through Ctfs.,

   Ser. 1996-1, Cl. D, 8.16%, 2002                                           181,233                  180,039

Burke Industries,
   Sr. Notes, 9.881%, 2007                                                 2,000,000  (a)           1,310,000
                                                                                                    2,816,992
AUTOMOTIVE--3.1%

Aetna Industries,
   Sr. Notes, 11.875%, 2006                                                3,000,000                3,352,500

Penda, Ser. B,
   Sr. Notes, 10.75%, 2004                                                 1,000,000                  965,000
                                                                                                    4,317,500

BROADCASTING--4.2%

Paxson Communications,
   Sr. Sub. Notes, 11.625%, 2002                                           4,000,000                4,160,000

Univision Network Holding,
   Sub. Notes, 7%, 2002                                                    2,550,575                1,808,010
                                                                                                    5,968,010

BUILDING MATERIALS--1.1%

ICF Kaiser International,
   Sr. Sub. Notes, 13%, 2003                                               3,000,000  (b)           1,511,250

BUSINESS SERVICES--3.0%
Corporate Express,
   Conv. Sub. Notes, 4.5%, 2000                                            2,988,000                2,969,325

Pierce Leahy,
   Sr. Sub. Notes, 11.125%, 2006                                           1,130,000                1,203,450
                                                                                                    4,172,775

CABLE TELEVISION-10.3%

Adelphia Communications, Ser. B,
   Sr. Notes, 10.25%, 2000                                                   600,000                  609,000

Century Communications,
   Sr. Notes, 0%, 2003                                                     2,000,000                1,440,000

Diamond Cable Communications:
   Sr. Discount Notes, 13.25%, 2004                                        2,250,000                2,407,500
   Sr. Discount Notes, 0/11.75%, 2005                                      2,000,000  (c)           1,835,000

                                                                                  The Fund
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                           Principal
BONDS AND NOTES (CONTINUED)                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------

CABLE TELEVISION (CONTINUED)

Digital Television Service/Capital, Ser. B,
   Sr. Sub. Notes, 12.5%, 2007                                             2,000,000                2,110,000

Helicon Group,
   Sr. Notes, 11%, 2003                                                    2,500,000                2,587,500

Net Sat Servicos,
   Sr. Secured Notes, 12.75%, 2001                                           500,000  (d)             462,500

Pegasus Media & Communications, Ser. B,
   Sr. Sub. Notes, 12.5%, 2005                                             2,775,000                2,997,000
                                                                                                   14,448,500

CHEMICALS--2.1%

ISP Holdings, Ser. B,
   Sr. Notes, 9.75%, 2002                                                  3,000,000                3,030,000

COMMERCIAL MORTGAGE

  PASS-THROUGH CTFS.--2.6%

GS Mortgage Securities II,
   Ser. 1999-FL2A, Cl. G, 7.468%, 2013                                     2,000,000  (a,e)         1,866,060

Nomura Depositor Trust,
   Ser. 1998-STI, Cl. B2, 9.656%, 2003                                     2,000,000  (a,e)         1,806,563
                                                                                                    3,672,623

CONSUMER--5.7%

BPC Holding, Ser. B,
   Sr. Secured Notes, 12.5%, 2006                                            350,000                  324,625

Hosiery Corp. of America,
   Sr. Sub. Notes, 13.75%, 2002                                            2,000,000                2,080,000

Sharp Do Brazil,
   Medium-Term Notes, 9.625%, 2000                                         1,000,000  (f)             352,500

Southland,
   Deb., 5%, 2003                                                          3,250,000                2,770,625

Sweetheart Cup,
   Sr. Sub. Notes, 9.625%, 2000                                            2,500,000                2,437,500
                                                                                                    7,965,250

ENERGY--1.1%

Clark USA, Ser. B,
   Sr. Notes, 10.875%, 2005                                                2,000,000                1,590,000


                                                                           Principal
BONDS AND NOTES (CONTINUED)                                                 Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--3.2%

American Skiing, Ser. B,
   Sr. Sub. Notes, 12%, 2006                                               4,000,000                3,670,000

United Artists Theatres, Ser. B,
   Floating Rate Notes, 10.553%, 2007                                      4,000,000  (a)             820,000
                                                                                                    4,490,000

FINANCIAL--1.1%

Imperial Credit Capital Trust I, Ser. A,
   Remarketed Par Securities, 10.25%, 2002                                 2,000,000                1,588,050

FOOD & BEVERAGES--1.4%

Envirodyne Industries,
   Sr. Notes, 10.25%, 2001                                                 2,000,000                1,490,000

Sun World International, Ser. B,
   First Mortgage, 11.25%, 2004                                              450,000                  453,938
                                                                                                    1,943,938


FOREST PRODUCTS--4.4%

Maxxam Group Holdings,
   Sr. Secured Notes, 12%, 2003                                            6,110,000                6,171,100

HEALTH CARE-.8%

EyeCare Centers of America,
   Floating Interest Rate Sub. Term Securities, 9.04%, 2008                1,500,000  (a)           1,087,500

INDUSTRIAL--.4%

Applied Extrusion Technology, Ser. B,
   Sr. Notes, 11.5%, 2002                                                    500,000                  515,000

INSURANCE--2.8%

Reliance Group Holdings,
   Sr. Notes, 9%, 2000                                                     3,900,000                3,988,526

METALS--5.2%

Northwestern Steel & Wire,
   Sr. Notes, 9.5%, 2001                                                   2,000,000                  890,000

Oregon Steel Mills,
   First Mortgage, 11%, 2003                                               2,448,000                2,509,200

Renco Metals,
   Sr. Notes, 11.5%, 2003                                                  4,500,000                3,937,500
                                                                                                    7,336,700

                                                                                  The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                           Principal
BONDS AND NOTES (CONTINUED)                                                 Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------

PACKAGING--1.7%

Stone Container,
   Sr. Notes, 9.875%, 2001                                                 1,050,000                1,055,250

Vicap, S.A. de C.V.,
   Gtd. Sr. Notes, 10.25%, 2002                                            1,500,000                1,402,500
                                                                                                    2,457,750

REAL ESTATE--6.0%

Associated Estates Realty,
   Sr. Notes, 8.375%, 2000                                                 1,500,000                1,485,354

Meditrust:
   Conv. Notes, 7.5%, 2001                                                 2,500,000                2,278,125
   Medium-Term Notes, 7.77%, 2002                                          1,000,000                  930,485
   Notes, 7.6%, 2001                                                         395,000                  376,663

Rockefeller Center Properties,
   Conv. Deb., 0%, 2000                                                    4,000,000                3,360,000
                                                                                                    8,430,627

RETAIL--.7%

Cafeteria Operators
  (Gtd. by Furrs/Bishops Specialty Group),
   Sr. Secured Notes, 12%, 2001                                            1,000,000                  970,000

SUPERMARKETS--.7%

Pathmark Stores,
   Discount Notes, 0/10.75%, 2003                                          1,000,000  (c)             980,000

TECHNOLOGY--1.8%

Baan,
   Conv. Sub. Notes, 4.5%, 2001                                            3,000,000                2,512,500

TELECOMMUNICATION/CARRIERS--2.8%

GST USA,
   Sr. Discount Notes, 0/13.875%, 2005                                     1,000,000  (c)             765,000

Orion Network Systems,
   Sr. Discount Notes, 0/12.5%, 2007                                       7,000,000  (c)           3,115,000
                                                                                                    3,880,000

TEXTILES--2.7%

Sassco Fashions,
   Sr. Notes, 12.75%, 2004                                                 3,317,519                3,217,994

Texfi Industries,
   Sr. Sub. Deb., 8.75%, 1999                                              2,500,000  (b)             550,000
                                                                                                    3,767,994

TRANSPORTATION-10.5%

Eletson Holdings,
   First Pfd. Ship Mortgage Notes, 9.25%, 2003                               850,000                  769,250


                                                                            Principal
BONDS AND NOTES (CONTINUED)                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

International Shipholding,
   Sr. Notes, 9%, 2003                                                     3,000,000                2,985,000

MTL, Ser. B,
  Floating Interest Rate Sub. Term Securities,
   10.32%, 2006                                                            3,000,000  (a)           2,655,000

OMI,
   Sr. Notes, 10.25%, 2003                                                 2,000,000                2,025,000

Petro Stopping Centers/Financial,
   Sr. Notes, 10.5%, 2007                                                  2,000,000                1,930,000

Union Pacific,
   Sub. Deb, 5.5%, 2033                                                    3,068,000                2,234,134

ValuJet,
   Sr. Notes, 10.25%, 2001                                                 2,450,000                2,143,750
                                                                                                   14,742,134

UTILITIES--.1%

Hidroelectrica Piedra Aguila,
   Medium-Term Notes, 10.625%, 2001                                          500,000  (b)             201,250

WIRELESS COMMUNICATIONS--12.6%

Clearnet Communications,
   Sr. Discount Notes, 0/14.75%, 2005                                      2,000,000  (c)           1,902,500

Comunicacion Celular,
   Sr. Discount Notes, 0/14.125%, 2005                                     2,500,000  (c,e)         1,268,750

Dial Call Communications,
   Sr. Notes, 10.25%, 2005                                                 2,791,000                2,860,775

Microcell Telecommunications, Ser. B,
   Sr. Discount Notes, 0/14%, 2006                                         5,000,000  (c)           4,125,000

Mobile Telecommunications,
   Sr. Notes, 13.5%, 2002                                                  1,200,000                1,365,000

Occidente y Caribe Celular, Ser. B,
   Sr. Discount Notes, 0/14%, 2004                                         5,000,000  (c)           2,637,500

Pagemart Nationwide,
   Sr. Discount Notes, 0/15%, 2005                                         2,495,000  (c)           2,183,125

WinStar Communications,
   Sr. Discount Notes, 0/14%, 2005                                         1,600,000  (c)           1,416,000
                                                                                                   17,758,650

TOTAL BONDS AND NOTES

   (cost $155,912,678)                                                                            132,314,619

                                                                                  The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS--.1%                                                            Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------

CONSUMER--.0%

Discovery Zone (warrants)                                                      1,000  (e,g)                 1

Discovery Zone, Cl. A, (warrants)                                              5,100  (e,g)                 5

Discovery Zone, Cl. B, (warrants)                                              5,100  (e,g)                 5

Signature Brands (warrants)                                                      750  (e,g)                --

Sun International Hotels                                                         198  (e,g)             4,009
                                                                                                        4,020

WIRELESS COMMUNICATIONS--.1%

Comunicacion Celular warrants                                                  1,500  (e,g)            90,188

TOTAL COMMON STOCKS

   (cost $151,136)                                                                                     94,208
-----------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.3%
-----------------------------------------------------------------------------------------------------------------

BROADCASTING--1.2%

Spanish Broadcasting System:

   Ser. A, Cum., $142.50                                                         229                  243,885
   Ser. A, Cum., $142.50                                                       1,315  (e)           1,400,475
                                                                                                    1,644,360

ENERGY--.1%

Contour Energy,
   Cum. Conv., $2.625                                                         34,700  (g)             138,800

TOTAL PREFERRED STOCKS
   (cost $2,540,075)                                                                                1,783,160


                                                                           Principal
SHORT-TERM INVESTMENTS--2.3%                                                 Amount ($)                 Value ($)
-----------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Transamerica Financial,
  5.34%, 11/1/1999
   (cost $3,295,000)                                                       3,295,000                3,295,000
-----------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $161,898,889)                                          97.8%              137,486,987

CASH AND RECEIVABLES (NET)                                                      2.2%                3,126,183

NET ASSETS                                                                    100.0%              140,613,170

(A) VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(B) NON-INCOME PRODUCING--SECURITY IN DEFAULT.

(C) ZERO COUPON UNTIL A SPECIFIED DATE AT WHICH TIME THE STATED COUPON RATE
BECOMES EFFECTIVE UNTIL MATURITY.

(D) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 8/5/2004.

(E) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 1999, THESE
SECURITIES AMOUNTED TO $6,436,056 OR 4.6% OF NET ASSETS.

(F) REFLECTS DATE SECURITY CAN BE REDEEMED AT HOLDER'S OPTION; THE STATED
MATURITY IS 10/30/2005.

(G) NON-INCOME PRODUCING SECURITY.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           161,898,889   137,486,987

Interest and dividends receivable                                     3,290,421

Receivable for investment securities sold                               420,930

Prepaid expenses and other assets                                        18,401

                                                                     141,216,739
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            98,808

Due to Distributor                                                       30,542

Cash overdraft due to Custodian                                         262,756

Payable for shares of Beneficial Interest redeemed                      158,918

Accrued expenses                                                         52,545

                                                                         603,569
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      140,613,170
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     176,702,652

Accumulated undistributed investment income--net                        207,747

Accumulated net realized gain (loss) on investments                (11,885,327)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                          (24,411,902)
--------------------------------------------------------------------------------
NET ASSETS ($)                                                      140,613,170
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
Interest authorized)                                                 13,230,429

NET ASSET VALUE, offering and redemption price per share ($)              10.63

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME ($):

INCOME:

Interest                                                            19,697,938

Cash dividends                                                         194,854

TOTAL INCOME                                                        19,892,792

EXPENSES:

Management fee--Note 3(a)                                            1,115,088

Shareholder servicing costs--Note 3(b)                                 594,401

Interest expense--Note 2                                               167,281

Professional fees                                                       43,992

Registration fees                                                       34,985

Prospectus and shareholders' reports                                    25,306

Custodian fees--Note 3(b)                                               16,162

Trustees' fees and expenses--Note 3(c)                                  11,186

Miscellaneous                                                           12,603

TOTAL EXPENSES                                                       2,021,004

INVESTMENT INCOME--NET                                              17,871,788
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (9,919,365)

Net unrealized appreciation (depreciation) on investments          (1,835,044)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (11,754,409)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,117,379

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                         Year Ended October 31,
                                                    ----------------------------
                                                     1999                1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         17,871,788           19,007,204

Net realized gain (loss) on investments       (9,919,365)          (1,959,796)

Net unrealized appreciation (depreciation)
   on investments                             (1,835,044)         (22,833,877)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   6,117,379           (5,786,469)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (17,829,858)         (18,947,207)

Net realized gain on investments                       --          (1,405,597)

TOTAL DIVIDENDS                              (17,829,858)         (20,352,804)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                 128,889,888          248,552,018

Dividends reinvested                           11,014,692           14,395,569

Cost of shares redeemed                     (164,056,826)        (207,057,502)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          (24,152,246)           55,890,085

TOTAL INCREASE (DECREASE) IN NET ASSETS      (35,864,725)           29,750,812
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           176,477,895          146,727,083

END OF PERIOD                                 140,613,170          176,477,895

Undistributed investment income--net              207,747              165,817
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    11,336,857           19,465,771

Shares issued for dividends reinvested            981,803            1,140,837

Shares redeemed                              (14,528,971)         (16,472,534)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,210,311)           4,134,074

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                     -----------------------------------------------------------
                                                                     1999             1998             1997          1996(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                11.43            12.98            12.69            12.50

Investment Operations:

Investment income--net                                               1.16             1.22             1.29              .26

Net realized and unrealized gain (loss)
   on investments                                                   (.80)           (1.44)              .34              .19

Total from Investment Operations                                      .36            (.22)             1.63              .45

Distributions:

Dividends from investment income--net                              (1.16)           (1.21)           (1.29)            (.26)

Dividends from net realized gain on
   investments                                                         --            (.12)            (.05)               --

Total Distributions                                                (1.16)           (1.33)           (1.34)            (.26)

Net asset value, end of period                                      10.63            11.43            12.98            12.69
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     3.06           (2.18)            13.38         17.02(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                        1.08             1.06             1.09           .92(b)

Ratio of interest expense to average
   net assets                                                         .10              .12              .22               --

Ratio of net investment income
   to average net assets                                            10.42             9.58            10.02          9.76(b)

Decrease reflected in above expense ratios
   due to undertakings by the Manager                                  --               --              .02          1.62(b)

Portfolio Turnover Rate                                             64.80            71.00           102.59         77.79(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ X 1,000)                             140,613          176,478          146,727           18,779

(A) FROM AUGUST 16, 1996 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1996.

(B)  ANNUALIZED.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Short Term High Yield Fund (the "fund") is a separate diversified series of Dreyfus Debt and Equity Funds (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund's investment objective is to provide high current income. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $13,338 during the period ended October 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $11,879,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 1999. If not applied, $1,960,000 of the carryover expires in fiscal 2006 and $9,919,000 expires in fiscal 2007.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1999 was approximately $3,242,700, with a related weighted average annualized interest rate of 5.16%.

NOTE 3--Management Fee and Other Transactions  With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .65 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25 of 1% of the value of the fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1999, the fund was charged $428,880 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 1999, the fund was charged $100,483 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 1999, the fund was charged $16,162 pursuant to the custody agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 1999, amounted to $105,683,042 and $129,018,474, respectively.

At October 31, 1999, accumulated net unrealized depreciation on investments was $24,411,902, consisting of $378,797 gross unrealized appreciation and $24,790,699 gross unrealized depreciation.

At October 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Short Term High Yield Fund


We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short Term High Yield Fund (one of the funds constituting Dreyfus Debt and Equity Funds) as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short Term High Yield Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

December 10, 1999



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates 1.068% of the ordinary dividends paid during the fiscal year ended October 31, 1999 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2000 of the percentage applicable to the preparation of their 1999 income tax returns.

                                                                        The Fund

NOTES

                                                           For More Information

                       Dreyfus Short Term High Yield Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                       Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                                  044AR9910

Pro Forma Statement of Assets and Liabilities
April 30, 2000 (Unaudited)

                                                               Premier Limited     Dreyfus
                                                               Term High           Short Term                            Pro Forma
                                                               Income              High Yield                            Combined
                                                               Fund                Fund            Adjustments           (Note 1)
ASSETS:
        Investments in securities, at value - See Statement
             of Investments*                                   $738,310,046        $89,058,132       -                 $827,368,178
        Cash                                                         28,435             45,027                               73,462
        Interest receivable                                      17,749,573          2,190,126                           19,939,699
        Receivable for shares of Beneficial Interest subscribed   2,709,436              -                                2,709,436
        Prepaid expenses and other assets                            43,951              9,297                               53,248
                                                               -------------      -------------      ------------      ------------
             Total Assets                                       758,841,441         91,302,582                          850,144,023
                                                               -------------      -------------      ------------      ------------

LIABILITIES:
        Due to The Dreyfus Corporation and affiliates               443,247             84,464                              527,711
        Payable for shares of Beneficial Interest redeemed        3,338,630            146,768                            3,485,398
        Dividends payable                                         6,120,413                -                              6,120,413
        Accrued expenses                                            467,253             43,965                              511,218
                                                               -------------      -------------      ------------      ------------
             Total Liabilities                                   10,369,543            275,197                           10,644,740
                                                               -------------      -------------      ------------      ------------
NET ASSETS                                                     $748,471,898        $91,027,385                         $839,499,283
                                                               =============     =============       ============      ============
REPRESENTED BY:
        Paid-in capital                                        $933,893,757       $136,137,876                       $1,070,031,633
        Accumulated undistributed investment income-net           2,938,738            346,213                            3,284,951
        Accumulated net realized gain (loss) on investments     (52,910,432)       (23,232,849)                         (76,143,281)
        Accumulated net unrealized appreciation (depreciation)
             on investments                                    (135,450,165)       (22,223,855)                        (157,674,020)
                                                               -------------      -------------      ------------      ------------
NET ASSETS                                                     $748,471,898        $91,027,385                         $839,499,283
                                                               =============     =============       ============      ============

Shares of Beneficial Interest outstanding (unlimited number of $.001 par value shares authorized):

Dreyfus Premier Limited Term High Income Fund
     Class A Shares                                              8,876,038
                                                                ===========
     Class B Shares                                             50,813,790
                                                                ===========
     Class C Shares                                             14,567,926
                                                                ===========
     Class R Shares                                                 24,582
                                                                ===========

Shares of Beneficial Interest outstanding (unlimited number
   of $.001 par value shares authorized):
Dreyfus Short Term High Yield Fund                                                   9,279,296
                                                                                    ==========

NET ASSET VALUE per share:
Dreyfus Premier Limited Term High Income Fund
      Class A Shares
          ($89,436,949 / 8,876,038 shares)                          $10.08
      Class B Shares                                                ======
          ($511,941,172 / 50,813,790 shares)                        $10.07
      Class C Shares                                                ======
          ($146,846,287 / 14,567,926 shares)                        $10.08
      Class R Shares                                                ======
          ($247,490 / 24,582 shares)                                $10.07

Dreyfus Short Term High Yield Fund
          ($91,027,385 / 9,279,296 shares)                                               $9.81
                                                                                     =========

Pro forma Combined Portfolio - Class A Shares
          ($180,464,334 / 17,906,781 shares)                                                                                 $10.08
Pro forma Combined Portfolio - Class B Shares                                                                                ======
          ($511,941,172 / 50,813,790 shares)                                                                                 $10.07
Pro forma Combined Portfolio - Class C Shares                                                                                ======
          ($146,846,287 / 14,567,926 shares)                                                                                 $10.08
Pro forma Combined Portfolio - Class R Shares                                                                                ======
          ($247,490 / 24,582 shares)                                                                                         $10.07

* Investments in securities, at cost                          $873,760,211        $111,281,987                         $985,042,198
                                                              ============        ============                         =============

                             See notes to pro forma financial statements.

PRO FORMA STATEMENT OF OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
FOR THE TWELVE MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
                                                              DREYFUS
                                                         PREMIER LIMITED           DREYFUS
                                                             TERM HIGH            SHORT TERM                        PRO FORMA
                                                               INCOME             HIGH YIELD                        COMBINED
                                                                FUND                 FUND         ADJUSTMENTS       (NOTE 1)
                                                         -------------------    ---------------  --------------   --------------

INVESTMENT INCOME:

INCOME:           Interest Income                          $ 97,979,952         $    106,846                       $   98,086,798
                  Dividends                                   2,863,647           15,696,962                           18,560,609
                                                         -------------------    ---------------                     --------------
                       TOTAL INCOME
                                                            100,843,599           15,803,808                          116,647,407
                                                         -------------------    ---------------                     --------------

EXPENSES:         Management fee                         $    6,240,391         $    874,195     $  67,245(a)           7,181,831
                  Distribution and service fees               6,564,213                  -         473,337(b)           7,037,550
                  Interest                                       43,543               91,360                              134,903
                  Shareholder servicing costs                                        473,337      (473,337)(c)              -
                  Custodian fees                                                      14,688       (14,688)(c)              -
                  Prospectus and shareholders' reports                                27,726       (27,726)(c)              -
                  Professional fees                                                   32,430       (32,430)(c)              -
                  Registration fees                                                   30,973       (30,973)(c)              -
                  Trustees/Directors' fees and expenses                                9,474        (9,474)(c)              -
                  Miscellaneous                                                       12,262       (12,262)(c)              -
                                                          ------------------    ---------------  --------------   --------------
                       TOTAL EXPENSES                        12,848,147            1,566,445       (60,308)            14,354,284
                                                          -------------------    ---------------  --------------   --------------

INVESTMENT INCOME-NET                                        87,995,452           14,237,363        60,308            102,293,123
                                                          -------------------    ---------------  --------------   --------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

                  Net realized gain (loss) on investments  $(16,975,409)        $(13,691,692)                        $(30,667,101)
                  Net unrealized appreciation
                  (depreciation) on
                  investments                               (78,290,399)           (3,265,855)                        (81,556,254)
                                                          -------------------    ---------------  --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS      (95,265,808)          (16,957,547)                       (112,223,355)
                                                          -------------------    ---------------  --------------   --------------

NET (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                      $  (7,270,356)        $  (2,720,184)    $ 60,308             (9,930,232)
                                                          ===================    ===============  ==============   ==============

(a) Reflects the higher management fee by Dreyfus Premier Limited Term High Income Fund.
(b) To conform to Dreyfus Premier Limited Term High Income Funds presentation of shareholder servicing cost.
(c)  Reflects the anticipated savings of the Merger.



SEE NOTES TO PRO FORMA FINANCIAL STATEMENTS.

PRO FORMA STATEMENT OF INVESTMENTS
DREYFUS PREMIER LIMITED TERM HIGH INCOME FUND
APRIL 30, 2000 (UNAUDITED)

                                                                    PRINCIPAL AMOUNT ($)                    VALUE ($)
                                                                    --------------------                   ---------
                                                         Dreyfus                                 Dreyfus
                                                         Premier      Dreyfus                    Premier       Dreyfus
                                                         Limited      Short                      Limited       Short
                                                         Term         Term         Pro           Term          Term       Pro
                                                         High         High         Forma         High          High       Forma
                                                         Income       Yield        Combined      Income        Yield      Combined
                                                         Fund         Fund         (Note 1)      Fund          Fund       (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES                              96.3%

AIRCRAFT & AEROSPACE                          6.7%
AM General, Ser. B,
     Sr. Notes, 12.875%, 2002                          11,858,000    912,000     12,770,000     10,731,490     825,360   11,556,850
Aircraft Lease Portfolio Securitisation 96-1,
     Pass-Through Trust, Ctfs.,
     Cl. D, 12.75%, 2006                                  812,929    515,872      1,328,801        796,671     505,555    1,302,226
Airplanes Pass-Through Trust,
     Pass-Through Ctfs.,
     Ser. 1, Cl. D, 10.875%, 2019                      21,758,000                21,758,000     18,262,795               18,262,795
American Pacific,
     Sr. Notes, 9.25%, 2005                             9,750,000                 9,750,000      9,993,750                9,993,750
America West Airlines Pass-Through Trust,
     Pass-Through Ctfs.,
     Ser. 1996-1, Cl. D, 8.16%, 2002                                  77,350         77,350                     75,542       75,542
L-3 Communications, Ser. B,
     Sr. Sub. Notes, 10.375%, 2007                      9,750,000                 9,750,000      9,847,500                9,847,500
Midway Airlines,
     Pass-Through Ctfs.,
     Ser. 1998-1, Cl. D, 8.86%, 2003                    4,383,325                 4,383,325      4,279,856                4,279,856
                                                                                                53,912,062   1,406,457   55,318,519

AUTOMOTIVE                                    3.9%
Aetna Industries,
     Sr. Notes, 11.875%, 2006                          12,000,000   3,000,000    15,000,000     10,890,000   2,722,500   13,612,500
Hayes Lemmerz International,
     Sr. Sub. Notes, 11%, 2006                          7,000,000                 7,000,000      7,087,500                7,087,500
Penda, Ser. B,
     Sr. Notes, 10.75%, 2004                           10,413,000   1,000,000    11,413,000     10,829,520   1,040,000   11,869,520
                                                                                                28,807,020   3,762,500   32,569,520

BROADCASTING                                  2.8%
Capstar Broadcasting Partners,
     Sr. Discount Notes, 0/12.75%, 2009                1,750,000                  1,750,000(a)   1,548,750                1,548,750
Lin Holdings,
     Sr. Discount Notes, 0/10%, 2008                   9,000,000                  9,000,000(a)   5,400,000                5,400,000
Paxson Communications,
     Sr. Sub. Notes, 11.625%, 2002                    14,000,000                 14,000,000     14,315,000               14,315,000
Univision Network Holding,
     Sub. Notes, 7%, 2002                              2,550,575                  2,550,575      1,860,000                1,860,000
                                                                                                23,123,750               23,123,750

BUSINESS SERVICES                             1.3%
Pierce Leahy,
     Sr. Sub. Notes, 11.125%, 2006                     9,000,000    1,130,000    10,130,000      9,225,000   1,158,250   10,383,250


CABLE TELEVISION                             11.1%
Adelphia Communications:
     Ser. B, Sr. Notes, 9.5%, 2004                     5,000,000                  5,000,000      4,925,000                4,925,000
     Ser. B, Sr. Notes, 10.25%, 2000                                  600,000       600,000                    604,968      604,968
     Sr. Discount Notes, 0%, 2003                      5,500,000                  5,500,000      4,070,000                4,070,000
     Sr. Notes, 9.25%, 2002                            4,000,000                  4,000,000      3,940,000                3,940,000
     Sr. Notes, 9.75%, 2002                            1,700,000                  1,700,000      1,706,375                1,706,375
Century Communications,
     Sr. Notes, 0%, 2003                                            2,000,000     2,000,000                  1,480,000    1,480,000
Diamond Cable Communications,
     Sr. Discount Notes, 13.25%, 2004                               2,250,000     2,250,000                  2,396,250    2,396,250
     Sr. Discount Notes, 0/11.75%, 2005                9,950,000    2,000,000    11,950,000(a)   9,402,750   1,890,000   11,292,750
Galaxy Telecom,
     Sr. Sub. Notes, 12.375%, 2005                     9,400,000                  9,400,000      8,977,000                8,977,000
NTL:
     Ser. A, Sr. Discount Notes, 0/12.75%, 2005        5,500,000                  5,500,000(a)   5,678,750                5,678,750
     Sr. Discount Notes, 0/11.2%, 2007                 7,000,000                  7,000,000(a)   6,667,500                6,667,500
Net Sat Servicos,
     Sr. Secured Notes, 12.75%, 2001                                  500,000       500,000(g)                 506,250      506,250
Pegasus Communications, Ser.A,
     Sr. Sub. Notes, 12.5%, 2007                      14,500,000    2,000,000    16,500,000     15,152,500   2,090,000   17,242,500
Pegasus Media & Communications, Ser. B,
     Sr. Sub. Notes, 12.5%, 2005                      13,540,000    2,775,000    16,315,000     14,453,950   2,962,312   17,416,262
Telewest Communications,
     Sr. Discount Notes, 0/11%, 2007                   5,000,000                  5,000,000(a)   4,725,000                4,725,000
                                                                                                79,698,825  11,929,780   91,628,605

CASINOS & GAMING                              2.3%
Circus Circus Enterprises,
     Sr. Sub. Notes, 6.75%, 2003                       1,500,000                  1,500,000      1,378,125                1,378,125
Players International,
     Sr. Notes, 10.875%, 2005                         17,040,000                 17,040,000     17,764,200               17,764,200
                                                                                                19,142,325               19,142,325

CHEMICALS                                     2.4%
Arco Chemical,
     Deb., 9.9%, 2000                                  2,600,000                  2,600,000      2,597,650                2,597,650
ISP Holdings:
     Ser. B, Sr. Notes, 9.75%, 2002                    5,770,000     3,000,000    8,770,000      5,510,350   2,865,000    8,375,350
     Ser. B, Sr. Notes, 9%, 2003                       9,750,000                  9,750,000      8,970,000                8,970,000
                                                                                                17,078,000   2,865,000   19,943,000

COMMERCIAL MORTGAGE
     PASS-THROUGH CTFS.                       1.7%
GS Mortgage Securities II,
     Ser. 1999-FL2A, Cl. G, 7.98%, 2013                4,000,000     2,000,000    6,000,000(b,c) 3,729,000   1,864,500    5,593,500
Nomura Depositor Trust:
     Ser. 1998-STI, Cl. B2, 10.10%, 2003               5,000,000     2,000,000    7,000,000(b,c) 4,603,125   1,841,250    6,444,375
     Ser. 1998 ST IA, Cl. B2A, 10.10%, 2003            2,000,000                  2,000,000(b,c) 1,841,250                1,841,250
                                                                                                10,173,375   3,705,750   13,879,125

CONSTRUCTION                                  1.8%
Aaf-Mcquay,
     Sr. Notes, 8.875%, 2003                           9,000,000                  9,000,000      7,830,000                7,830,000
ICF Kaiser International,
     Sr. Sub. Notes, 13%, 2003                        11,050,000     3,000,000   14,050,000  (d) 5,428,313   1,473,750    6,902,063
                                                                                                13,258,313   1,473,750   14,732,063

CONSUMER                                      7.3%
BPC Holding, Ser. B,
     Sr. Secured Notes, 12.5%, 2006                    5,329,000       373,000    5,702,000  (c) 4,278,051     299,440    4,577,491
Coinmachine, Ser. D,
     Sr. Notes, 11.75%, 2005                          19,915,000     1,500,000   21,415,000     17,624,775   1,327,500   18,952,275
Graham Packaging/GPC Capital, Ser. B,
     Floating Interest Rate Sub. Term
     Securities, 9.845%, 2008                          1,500,000                  1,500,000  (c) 1,305,000                1,305,000
Hosiery Corp. of America,
     Sr. Sub. Notes, 13.75%, 2002                     13,000,000     2,000,000   15,000,000     13,585,000   2,090,000   15,675,000
Sharp Do Brazil,
     Medium-Term Notes, 9.625%, 2000                   3,500,000     1,000,000    4,500,000(d,e)   682,500     195,000      877,500
Southland,
     Deb., 5%, 2003                                                  3,250,000    3,250,000                  2,860,000    2,860,000
Sweetheart Cup,
     Sr. Sub. Notes, 9.625%, 2000                     13,525,000     2,500,000   16,025,000     13,525,000   2,500,000   16,025,000
                                                                                                51,000,326   9,271,940   60,272,266

ENERGY                                        2.4%
Clark USA, Ser. B,
     Sr. Notes, 10.875%, 2005                          5,000,000                  5,000,000      2,675,000                2,675,000
Louis Dreyfus Natural Gas,
     Sr. Sub. Notes, 9.25%, 2004                       9,000,000                  9,000,000      9,028,053                9,028,053
Statia Terminals, Ser.B,
     First Mortgage, 11.75%, 2003                      8,000,000                  8,000,000      7,960,000                7,960,000
                                                                                                19,663,053               19,663,053

ENTERTAINMENT                                 2.3%
American Skiing, Ser. B,
     Sr. Sub. Notes, 12%, 2006                        22,915,000                 22,915,000     19,305,888               19,305,888

FINANCIAL                                     3.1%
First Palm Beach Bancorp,
     Notes, 10.35%, 2002                               4,375,000                  4,375,000      4,342,187                4,342,187
Imperial Credit Capital Trust I, Ser. A,
     Remarketed Par Securities, 10.25%, 2002             500,000    2,000,000     2,500,000        386,269   1,545,078    1,931,347
Loomis Fargo & Co.,
     Sr. Notes, 10%, 2004                              5,375,000                  5,375,000      5,213,750                5,213,750
Reliance Group Holdings:
     Sr. Notes, 9%, 2000                               6,500,000    3,900,000    10,400,000      5,882,500   3,529,500    9,412,000
     Sr. Sub. Deb., 9.75%, 2003                        4,700,000                  4,700,000      3,219,500                3,219,500
Republic National Bank of New York,
     Deb., 9.65%, 2003                                 2,000,000                  2,000,000(b)   1,750,246                1,750,246
                                                                                                20,794,452   5,074,578   25,869,030

FOOD & BEVERAGES                              5.0%
Chiquita Brands International,
     Conv. Sub. Deb., 7%, 2001                         9,150,000                  9,150,000      7,686,000                7,686,000
Envirodyne Industries,
     Sr. Notes, 10.25%, 2001                          14,000,000    2,000,000    16,000,000      7,490,000   1,070,000    8,560,000
Pilgrims Pride,
     Sr. Sub. Notes, 10.875%, 2003                     2,000,000                  2,000,000      2,015,000                2,015,000
Sun World International, Ser. B,
     First Mortgage, 11.25%, 2004                     23,500,000      450,000    23,950,000     22,442,500     429,750   22,872,250
                                                                                                39,633,500   1,499,750   41,133,250

FOREST PRODUCTS                               6.8%
Maxxam Group Holdings,
     Sr. Secured Notes, 12%, 2003                     45,115,000    5,110,000    50,225,000     40,829,075   4,624,550   45,453,625
Stone Container Finance,
     Sr. Notes, 11.5%, 2006                           10,000,000                 10,000,000(b)  10,375,000               10,375,000
                                                                                                51,204,075   4,624,550   55,828,625

HEALTH CARE                                   1.2%
Eye Care Centers of America,
     Floating Interest Rate Sub. Term
     Securities, 10.114%, 2008                         3,000,000    1,500,000     4,500,000(c)   1,635,000     817,500    2,452,500
Tenet Healthcare,
     Sr. Notes, 7.875%, 2003                           7,500,000                  7,500,000      7,331,250                7,331,250
                                                                                                 8,966,250     817,500    9,783,750

INDUSTRIAL                                    4.1%
Anacomp, Ser. D,
     Sr. Sub. Notes, 10.875%, 2004                     5,000,000                  5,000,000      4,625,000                4,625,000
Applied Extrusion Technology, Ser. B,
     Sr. Notes, 11.5%, 2002                           12,880,000      500,000    13,380,000     12,976,600     503,750   13,480,350
Atlantis Group,
     Sr. Notes, 11%, 2003                              1,325,000                  1,325,000      1,331,625                1,331,625
HCC Industries,
     Sr. Sub. Notes, 10.75%, 2007                      6,360,000                  6,360,000      3,211,800                3,211,800
Hawk, Ser. B,
     Sr. Notes, 10.25%, 2003                           4,532,000                  4,532,000      4,146,780                4,146,780
J.B. Poindexter & Co.,
     Sr. Notes, 12.5%, 2004                            4,125,000                  4,125,000      3,918,750                3,918,750
TEKNI-PLEX, Ser. B,
     Sr. Notes, 11.25%, 2007                           1,185,000                  1,185,000      1,226,475                1,226,475
Vicap, S.A. de C.V.,
     Gtd. Sr. Notes, 10.25%, 2002                        500,000    1,500,000     2,000,000        477,500   1,432,500    1,910,000
                                                                                                31,914,530   1,936,250   33,850,780

METALS                                        1.9%
Northwestern Steel & Wire,
     Sr. Notes, 9.5%, 2001                             5,000,000    2,000,000     7,000,000      2,268,750     907,500    3,176,250
Oregon Steel Mills,
     First Mortgage, 11%, 2003                                        698,000       698,000                    520,010      520,010
Renco Metals,
     Sr. Notes, 11.5%, 2003                           18,870,000    4,500,000    23,370,000      9,906,750   2,362,500   12,269,250
                                                                                                12,175,500   3,790,010   15,965,510

OIL & GAS                                     0.8%
R&B Falcon,
     Sr. Notes, 6.5%, 2003                             7,200,000                  7,200,000      6,624,000                6,624,000

PUBLISHING                                    0.6%
Day International Group, Ser. B,
     Sr. Sub. Notes, 11.125%, 2005                     5,200,000                  5,200,000      5,187,000                5,187,000

REAL ESTATE                                   2.4%
Meditrust:
     Conv. Notes, 7.5%, 2001                           1,000,000    2,500,000     3,500,000        887,500   2,218,750    3,106,250
     Medium-Term Notes, 7.77%, 2002                    7,250,000    1,000,000     8,250,000      6,101,919     841,644    6,943,563
     Notes, 7.6%, 2001                                                395,000       395,000                    289,831      289,831
Rockefeller Center Properties,
     Conv. Deb., 0%, 2000                              7,255,000    4,000,000    11,255,000      6,130,475   3,380,000    9,510,475
                                                                                                13,119,894   6,730,225   19,850,119

RETAIL                                        1.5%
Cafeteria Operators
     (Gtd. by Furrs/Bishops Specialty Group),
     Sr. Secured Notes, 12%, 2001                      7,481,650    1,000,000     8,481,650      7,444,242     995,000    8,439,242
Core-Mark International,
     Notes, 11.375%, 2003                              3,180,000                  3,180,000      2,973,300                2,973,300
Woolworth,
     Notes, 7%, 2000                                   1,000,000                  1,000,000        997,052                  997,052
                                                                                                11,414,594     995,000   12,409,594



SHIPPING                                      0.6%
Gearbulk Holdings,
     Sr. Notes, 11.25%, 2004                           2,000,000                  2,000,000      2,010,000                2,010,000
Stena AB,
     Sr. Notes, 10.5%, 2005                            3,500,000                  3,500,000      3,255,000                3,255,000
                                                                                                 5,265,000                5,265,000

SUPERMARKETS                                  0.9%
Shoppers Food Warehouse,
     Sr. Notes, 9.75%, 2004                            7,400,000                  7,400,000      7,770,000                7,770,000


TECHNOLOGY                                    0.3%
Baan,
     Conv. Sub. Notes, 4.5%, 2001                      2,325,000      675,000     3,000,000      1,756,840     510,050    2,266,890


TELECOMMUNICATION/CARRIERS                    6.4%
GST USA,
     Sr. Discount Notes, 0/13.875%, 2005               2,500,000    1,000,000     3,500,000(a)   1,037,500     415,000    1,452,500
Hermes Europe Railtel,
     Sr. Notes, 11.5%, 2007                           14,750,000                 14,750,000     13,348,750               13,348,750
Intermedia Communications,
     Sr. Discount Notes, 0/12.5%, 2006                14,500,000                 14,500,000(a)  13,702,500               13,702,500
MJD Communications,
     Floating Rate Notes, 10.321%, 2008                9,000,000                  9,000,000(c)   8,677,440                8,677,440
Qwest Communications International, Ser. B,
     Sr. Notes, 10.875%, 2007                         15,000,000                 15,000,000     16,047,210               16,047,210
                                                                                                52,813,400     415,000   53,228,400

TEXTILES                                      0.6%
Sassco Fashions,
     Sr. Notes, 12.75%, 2004                           5,700,000    3,317,519     9,017,519      3,220,500   1,874,398    5,094,898
Texfi Industries,
     Sr. Sub. Deb., 8.75%, 1999                        5,100,000    2,500,000     7,600,000(d)     102,000      50,000      152,000
                                                                                                 3,322,500   1,924,398    5,246,898

TRANSPORTATION                                6.3%
Eletson Holdings,
     First Pfd. Ship Mortgage Notes, 9.25%, 2003       2,750,000      850,000     3,600,000      2,543,750     786,250    3,330,000
International Shipholding,
     Sr. Notes, 9%, 2003                               1,000,000    3,000,000     4,000,000        972,500   2,917,500    3,890,000
MTL, Ser. B,
     Floating Interest Rate Sub. Term
     Securities, 10.96%, 2006                          5,000,000    3,000,000     8,000,000(c)   3,775,000   2,265,000    6,040,000
OMI,
     Sr. Notes, 10.25%, 2003                                        2,000,000     2,000,000                  2,020,000    2,020,000
Petro Stopping Centers/Financial,
     Sr. Notes, 10.5%, 2007                            7,800,000    2,000,000     9,800,000      6,825,000   1,750,000    8,575,000
Union Pacific,
     Sub. Deb, 5.5%, 2033                              4,348,000    3,068,000     7,416,000      3,656,370   2,579,978    6,236,348
US Airways:
     Pass-Through Ctfs.,
     Ser. 1993-A, Cl. A2, 9.625%, 2003                 3,855,000                  3,855,000      3,532,117                3,532,117
     Ser. 1993-A, Cl. A3, 10.375%, 2013               11,000,000                 11,000,000      8,978,904                8,978,904
ValuJet,
     Sr. Notes, 10.25%, 2001                           7,675,000    2,450,000    10,125,000      6,945,875   2,217,250    9,163,125
                                                                                                37,229,516  14,535,978   51,765,494

UTILITIES                                     0.6%
Hidroelectrica Piedra del Aguila:
     Notes, 8%, 2009                                   3,500,000      250,000     3,750,000(b)   2,502,500     178,750    2,681,250
     Notes, 8.25%, 2009                                3,500,000      250,000     3,750,000(b)   2,196,250     156,875    2,353,125
                                                                                                 4,698,750     335,625    5,034,375

WIRELESS COMMUNICATIONS                       7.2%
Comunicacion Celular,
     Sr. Discount Notes, 0/14.125%, 2005              13,250,000    2,500,000    15,750,000(a,b) 8,745,000   1,650,000   10,395,000
Microcell Telecommunications, Ser. B,
     Sr. Discount Notes, 0/14%, 2006                  10,000,000    5,000,000    15,000,000(a)   9,075,000   4,537,500   13,612,500
Occidente y Caribe Celular, Ser. B,
     Sr. Discount Notes, 0/14%, 2004                  11,000,000    5,000,000    16,000,000(a)   6,847,500   3,112,500    9,960,000
Orion Network Systems,
     Sr. Discount Notes, 0/12.5%, 2007                32,045,000                 32,045,000(a)  12,337,325               12,337,325
Pagemart Nationwide,
     Sr. Discount Notes, 15%, 2005                    13,500,000                 13,500,000(a)  13,567,500               13,567,500
                                                                                                50,572,325   9,300,000   59,872,325
                                             96.3%
TOTAL BONDS AND NOTES
     (cost $844,010,386, $109,402,326 and $953,412,712, respectively)                          708,850,063  88,062,341  796,912,404

                                                                             SHARES
COMMON STOCKS                                 0.2%

BROADCASTING                                  0.1%
Spanish Broadcasting System, Cl. A                        21,400                     21,400(b,f)    399,913                 399,913
UnitedGlobalCom, Cl. A                                       906                        906(f)       48,131                  48,131
                                                                                                    448,044                 448,044

ENTERTAINMENT                                 0.0%
Discovery Zone (warrants)                                  4,000         1,000        5,000(b,f)          4          1            5
Discovery Zone, Cl. A (warrants)                          37,400         5,100       42,500(b,f)         37          5           42
Discovery Zone, Cl. B (warrants)                          37,400         5,100       42,500(b,f)         37          5           42
Signature Brands (warrants)                                                750          750(b,f)                    --           --
Sun International Hotels                                                   198          198(b,f)                 3,812        3,812
                                                                                                         78      3,823        3,901

TELECOMMUNICATION/CARRIERS                    0.1%
WorldPort Communications (warrants)                      277,493                    277,493(b,f)    806,464                 806,464


WIRELESS COMMUNICATIONS                       0.0%
Comunicacion Celular (warrants)                            1,750         1,500        3,250(b,f)     43,969     37,687       81,656

TOTAL COMMON STOCKS
     (cost $558,359, $151,136 and $709,495, respectively)                                         1,298,555     41,510    1,340,065

PREFERRED STOCKS                              0.5%

ENERGY;                                       0.0%
Contour Energy,
     Cum. Conv., $2.625                                                 34,700       34,700(f)                 119,281      119,281


PUBLISHING                                    0.5%
Newscorp Overseas,
     Ser. A, Cum., $2.15625                              216,973                    216,973      4,434,386                4,434,386

TOTAL PREFFERRED STOCKS
     (cost $5,454,716, $893,525 and $6,348,241, respectively)                                    4,434,386     119,281    4,553,667


SHORT-TERM INVESTMENTS                        3.0%                  PRINCIPAL AMOUNT ($)
                                                                    --------------------

COMMERCIAL PAPER;
Dow Chemical,
     6.03%, 2000                                       11,000,000                11,000,000     10,996,315               10,996,315
Volkswagen of America,
     6.04%, 2000                                       12,735,000     835,000    13,570,000     12,730,727      835,000  13,565,727

TOTAL SHORT-TERM INVESTMENTS
     (cost $23,735,000, $835,000 and $24,570,000, respectively)                                 23,727,042      835,000  24,562,042

TOTAL INVESTMENTS
     (cost $873,760,211, $111,281,987 and $985,042,198,respectively)             100.00%        738,310,046  89,058,132 827,368,178

a Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b Securities exempt from registration under Rule 144A of the Securities Act of
  1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, these securities amounted to $ 41,519,303 or 5.0% of pro forma combined net assets.
c Variable rate security-interest rate subject to periodic change.
d Non-income producing-security in default.
e Reflects date security can be redeemed at holder's option; the stated maturity is 10/30/2005.
f Non-income producing security.
g Reflects date security can be redeemed at holder's option; the stated maturity is 8/5/2004.


Dreyfus Premier Limited Term High Income Fund
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1.--Basis of Combination:

          At special meetings of the Boards held on May 31, 2000 and June 7, 2000, respectively, the Boards of Trustees of The Dreyfus/Laurel Funds Trust and Dreyfus Debt and Equity Funds each approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by the shareholders of Dreyfus Short Term High Yield Fund ( the "Fund"), a series of Dreyfus Debt and Equity Funds, the Fund will transfer all of its assets, subject to its liabilities, to Dreyfus Premier Limited Term High IncomeYield Fund ( the "Premier Fund"), a series of The Dreyfus/Laurel Funds Trust, in exchange for a number of Class A shares of the Premier Fund equal in value to the assets of the Fund (the "Exchange"). Class A shares of the Premier Fund then will be distributed to Fund shareholders on a pro rata basis in liquidation of the Fund.

          The Exchange will be accounted for as a tax free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Premier Fund and the Fund at April 30, 2000. The unaudited pro forma statement of operations reflects the results of operations of the Premier Fund and the Fund for the twelve months ended April 30, 2000. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Premier Fund for pre-combination periods will not be restated.

          The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at April 30, 2000.

          All costs with respect to the Exchange will be borne by The Dreyfus Corporation.

NOTE 2.--Portfolio Valuation:

          Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market and in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.


NOTE 3.--Capital Shares:

          The pro forma net asset value per share assumes 9,030,743 additional Class A shares of Beneficial Interest of the Premier Fund were issued in connection with the proposed acquisition by the Premier Fund of the Fund as of April 30, 2000. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Fund at April 30, 2000 by the net asset value per share of the Premier Fund (Class A shares) at April 30, 2000 of $10.08. The pro forma combined number of Class A shares outstanding of 17,906,781 consists of the 9,030,743 Class A shares issuable to the Fund as a result of the merger and the 8,876,038 Class A shares of the Premier Fund outstanding at April 30, 2000.

NOTE 4.--Pro Forma Operating Expenses:

          The accompanying pro forma financial statements reflect changes in fund expenses as if the merger had taken place on April 30, 2000. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.


NOTE 5.--Federal Income Taxes:

          Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Premier Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

          The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

                         THE DREYFUS/LAUREL FUNDS TRUST
                                     PART C
                                OTHER INFORMATION
ITEM 15. INDEMNIFICATION.
-------  ---------------

          The response to this item is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 112 to the Registrant's Registration Statement on Form N-1A, filed on May 1, 2000.

ITEM 16. Exhibits - All references are to Post-Effective Amendments to the Registrant's Registration Statement on Form N-1A (File No. 33-43846) (the "Registration Statement") unless otherwise noted.


     (1)(a) Second Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 87.

     (1)(b) Amendment No. 1 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on February 7, 1994. Incorporated by reference to Post-Effective Amendment No. 90.

     (1)(c) Amendment No. 2 to Registrant's Second Amended and Restated Agreement and Declaration of Trust filed on March 31, 1994. Incorporated by reference to Post-Effective Amendment No. 90.

     (1)(d) Amendment No. 3 to Registrant's Second Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 93.

     (1)(e) Amendment No. 4 to Registrant's Second Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 93.

     (1)(f) Amendment No. 8 to Registrant's Second Amended and Restated Agreement and Declaration of Trust. Incorporated by reference to Post-Effective Amendment No. 112.

     (2) Amended and Restated By-Laws. Incorporated by reference to Post-Effective Amendment No. 75.

     (3)       Not Applicable.

     (4)       Agreement and Plan of Reorganization.*

     (5)       Not Applicable.

     (6)(a) Investment Management Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994. Incorporated by reference to Post- Effective Amendment No. 90.

     (6)(b) Assignment Agreement among the Registrant, Mellon Bank, N.A. and The Dreyfus Corporation, dated as of October 17, 1994 (relating to Investment Management Agreement dated April 4, 1994). Incorporated by reference to Post-Effective Amendment No. 93.

     (7) Distribution Agreement between the Registrant and Dreyfus Service Corporation. Incorporated by reference to Post-Effective Amendment No. 112.

     (8)       Not Applicable.

     (9) Custody and Fund Accounting Agreement between the Registrant and Mellon Bank, N.A., dated April 4, 1994. Incorporated by reference to Post-Effective Amendment No. 102.

     (10) Restated Distribution Plan (relating to Class A Shares). Incorporated by reference to Post-Effective Amendment No. 93.

     (11)(a) Opinion of counsel is incorporated by reference to the Registration Statement and to Post-Effective Amendment No. 93.

     (11)(b)   Consent of counsel.

     (12)      Opinion and consent of counsel regarding tax matter.**

     (13)      Not Applicable.

     (14)      Consent of Independent Auditors.

     (15)      Not Applicable.

     (16) Powers of Attorney. Incorporated by reference to Post-Effective Amendment No. 112 and to the Signature Page hereof.

     (17)(a)   Form of Proxy.*

     (17)(b) Registrant's Prospectus for Dreyfus Premier Limited Term High Income Fund dated May 1, 2000.

     (17)(c)   Dreyfus Short Term High Yield Fund's Prospectus dated March 1,
               2000.

------------------------
*   Filed herewith as part of the Prospectus/Proxy Statement.
**  To be filed by Post-Effective Amendment.

ITEM 17.  UNDERTAKINGS.
-------   ------------

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

                                   SIGNATURES

          As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, State of New York, on the 19th day of June, 2000.

                                       THE DREYFUS/LAUREL FUNDS TRUST
                                       (Registrant)

                                       By: /S/STEPHEN E. CANTER
                                          ---------------------------------
                                           Stephen E. Canter, President


                                POWER OF ATTORNEY



          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints John B. Hammalian and Jeff Prusnofsky, and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to this Registration Statement (including post-effective amendments and amendments thereto), and to file the same, with al exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1993, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/S/STEPHEN E. CANTER                President                     June 19, 2000
----------------------
Stephen E. Canter                   (Principal Executive
                                    Officer)

/S/ JOSEPH W. CONNOLLY              Vice President and            June 19, 2000
----------------------
Joseph W. Connolly                  Treasurer (Principal
                                    Financial and Accounting
                                    Officer)

/S/JOSEPH S. DIMARTINO              Chairman of the Board         June 19, 2000
----------------------
Joseph S. DiMartino

/S/JAMES M. FITZGIBBONS             Trustee                       June 19, 2000
-----------------------
James M. Fitzgibbons

/S/J. TOMLINSON FORT                Trustee                       June 19, 2000
--------------------
J. Tomlinson Fort

/S/ARTHUR L. GOESCHEL               Trustee                       June 19, 2000
---------------------
Arthur L. Goeschel

/S/KENNETH A. HIMMEL                Trustee                       June 19, 2000
--------------------
Kenneth A. Himmel

/S/STEPHEN J. LOCKWOOD              Trustee                       June 19, 2000
----------------------
Stephen J. Lockwood

/S/ROSLYN M. WATSON                 Trustee                       June 19, 2000
-------------------
Roslyn M. Watson

/S/BENAREE PRATT WILEY              Trustee                       June 19, 2000
----------------------
Benaree Pratt Wiley


                                  EXHIBIT INDEX

Exhibit 11(b)    Consent of Counsel

Exhibit 14       Consent of Independent Auditors

Exhibit 17(a) Registrant's Prospectus for Dreyfus Premier Limited Term High Income Fund dated May 1, 2000.

Exhibit 17(b) Dreyfus Short Term High Yield Bond Fund's Prospectus dated March 1, 2000.